COMPREHENSIVE AMENDMENT TO CREDIT AGREEMENT

DATED AS OF APRIL 17, 2009

AMONG

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

AS BORROWER

AND

KEYBANK NATIONAL ASSOCIATION

AS ADMINISTRATIVE AGENT

KEYBANC CAPITAL MARKETS

AS LEAD ARRANGER AND BOOK MANAGER

AND

CERTAIN OF THE LENDERS

FROM TIME TO TIME PARTIES HERETO,

AS LENDERS

TABLE OF CONTENTS

Page

ARTICLE I.

1

ARTICLE IA.

2

DEFINITIONS

2

ARTICLE II. THE CREDIT

21

2.1.

Generally

21

2.2.

Ratable and Non Ratable Advances

22

2.3.

Collateral

22

2.4.

Final Principal Payment

26

2.5.

Unused Fee

26

2.6.

Other Fees

26

2.7.

Minimum Amount of Each Advance

26

2.8.

Principal Payments

26

2.9.

Method of Selecting Types and Interest Periods for New Advances

27

2.10.

Conversion and Continuation of Outstanding Advances

27

2.11.

Changes in Interest Rate, Etc

28

2.12.

Rates Applicable After Default

28

2.13.

Method of Payment

28

2.14.

Notes; Telephonic Notices

29

2.15.

Interest Payment Dates; Interest and Fee Basis

29

2.16.

Swingline Advances

30

2.17.

Notification of Advances, Interest Rates and Prepayments

30

2.18.

Lending Installations

31

2.19.

Non-Receipt of Funds by the Administrative Agent

31

2.20.

Replacement of Lenders under Certain Circumstances

31

2.21.

Usury

32

ARTICLE IIA  LETTER OF CREDIT SUBFACILITY

32

2A.1

Obligation to Issue.

32

2A.2

Types and Amounts.

32

2A.3

Conditions.

32

2A.4

Procedure for Issuance of Facility Letters of Credit.

33

2A.5

Reimbursement Obligations; Duties of Issuing Bank.

34

2A.6

Participation.

34

2A.7

Payment of Reimbursement Obligations.

35

2A.8

Compensation for Facility Letters of Credit.

36

2A.9

Letter of Credit Collateral Account.

37

ARTICLE III. CHANGE IN CIRCUMSTANCES

37

3.1.

Yield Protection

37

3.2.

Changes in Capital Adequacy Regulations

38

3.3.

Availability of Types of Advances

38

3.4.

Funding Indemnification

38

3.5.

Taxes

38

3.6.

Lender Statements; Survival of Indemnity

40

ARTICLE IV. CONDITIONS PRECEDENT

41

4.1.

Initial Advance

41

4.2.

Each Advance and Issuance

42

ARTICLE V. REPRESENTATIONS AND WARRANTIES

42

- i -

5.1.

Existence

42

5.2.

Authorization and Validity

43

5.3.

No Conflict; Government Consent

43

5.4.

Financial Statements; Material Adverse Effect

43

5.5.

Taxes

43

5.6.

Litigation and Guarantee Obligations

44

5.7.

Subsidiaries

44

5.8.

ERISA

44

5.9.

Accuracy of Information

44

5.10.

Regulation U

44

5.11.

Material Agreements

44

5.12.

Compliance With Laws

44

5.13.

Ownership of Properties

44

5.14.

Investment Company Act

45

5.15.

Public Utility Holding Company Act

45

5.16.

Solvency

45

5.17.

Insurance

45

5.18.

Borrower Status

46

5.19.

Environmental Matters

46

5.20.

OFAC Representation

47

5.21.

Intellectual Property.

47

5.22.

Broker’s Fees

47

5.23.

Initial Collateral Properties

47

5.24.

No Bankruptcy Filing

49

5.25.

No Fraudulent Intent

49

5.26.

Transaction in Best Interests of Borrower and Subsidiary Guarantors; Consideration

49

5.27.

Subordination

49

5.28.

Tax Shelter Representation

49

5.29.

Anti-Terrorism Laws

50

5.30.

Survival

51

ARTICLE VI. COVENANTS

51

6.1.

Financial Reporting

51

6.2.

Use of Proceeds

52

6.3.

Notice of Default

53

6.4.

Conduct of Business

53

6.5.

Taxes

54

6.6.

Insurance

54

6.7.

Compliance with Laws

54

6.8.

Maintenance of Properties

54

6.9.

Inspection

54

6.10.

Maintenance of Status

54

6.11.

Dividends

54

6.12.

Merger; Sale of Assets

55

6.13.

Current Borrower Transactions

55

6.14.

Sale and Leaseback

55

6.15.

Acquisitions and Investments

55

6.16.

Liens

56

6.17.

Affiliates

56

6.18.

Financial Undertakings

56

6.19.

Variable Interest Indebtedness

56

- ii -

6.20.

Consolidated Net Worth

57

6.21.

Indebtedness and Cash Flow Covenants

57

6.22.

Environmental Matters

57

6.23.

Permitted Investments

58

6.24.

Minimum Average Occupancy

59

6.25.

Prohibited Encumbrances

59

6.26.

Subsidiary Guaranty

59

6.28.

Amendments to Organizational Documents

60

ARTICLE VII. DEFAULTS

60

ARTICLE VIII. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

63

8.1.

Acceleration

63

8.2.

Amendments

63

8.3.

Preservation of Rights

64

8.4.

Insolvency of Borrower

64

ARTICLE IX. GENERAL PROVISIONS

64

9.1.

Survival of Representations

64

9.2.

Governmental Regulation

65

9.3.

Taxes

65

9.4.

Headings

65

9.5.

Entire Agreement

65

9.6.

Several Obligations; Benefits of the Agreement

65

9.7.

Expenses; Indemnification

65

9.8.

Numbers of Documents

66

9.9.

Accounting

66

9.10.

Severability of Provisions

66

9.11.

Nonliability of Lenders

66

9.12.

CHOICE OF LAW

66

9.13.

CONSENT TO JURISDICTION

66

9.14.

WAIVER OF JURY TRIAL

67

9.15.

USA Patriot Act Notice

67

ARTICLE X. THE ADMINISTRATIVE AGENT

67

10.1.

Appointment

67

10.2.

Powers

67

10.3.

General Immunity

67

10.4.

No Responsibility for Loans, Recitals, etc.

68

10.5.

Action on Instructions of Lenders

68

10.6.

Employment of Agents and Counsel

68

10.7.

Reliance on Documents; Counsel

68

10.8.

Administrative Agent’s Reimbursement and Indemnification

68

10.9.

Rights as a Lender

69

10.10.

Lender Credit Decision

69

10.11.

Successor Administrative Agent

69

10.12.

Notice of Defaults

70

10.13.

Requests for Approval

70

10.14.

Defaulting Lenders

70

10.15.

Additional Agents

71

ARTICLE XI. SETOFF; RATABLE PAYMENTS

71

11.1.

Setoff

71

11.2.

Ratable Payments

71

ARTICLE XII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

71

- iii -

12.1.

Successors and Assigns

71

12.2.

Participations

72

12.3.

Assignments

73

12.4.

Dissemination of Information

73

12.5.

Tax Treatment

74

ARTICLE XIII. NOTICES

74

13.1.

Giving Notice

74

13.2.

Change of Address

74

ARTICLE XIV. COUNTERPARTS

74

- iv -

COMPREHENSIVE AMENDMENT TO CREDIT AGREEMENT

This Comprehensive Amendment to Credit Agreement (the “Amendment”) dated as of April 17, 2009, is among Inland Western Retail Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), KeyBank National Association, a national banking association, and the several banks, financial institutions and other entities from time to time parties to the Agreement (collectively, the “Lenders”), and KeyBank National Association, not individually, but as “Administrative Agent”.

RECITALS

A.

The Borrower is primarily engaged in the business of purchasing, owning, operating, leasing and managing retail properties.

B.

The Borrower is qualified as a real estate investment trust under Section 856 of the Code.

C.

The Borrower and the Lenders are parties to a Credit Agreement dated as of October 15, 2007 (the “Original Credit Agreement”). Pursuant to Section 8.2 of the Original Credit Agreement, Borrower and the Required Lenders (as defined in the Credit Agreement) may enter into agreements for the purposes of modifying certain of the terms and provisions of the Original Credit Agreement.

D.

The Borrower has requested that the Administrative Agent and the Required Lenders, enter into this Amendment to comprehensively amend the Original Credit Agreement to (i) decrease the Aggregate Commitment thereunder and (ii) modify certain of the terms thereof which can be amended with the approval of the Required Lenders. The Administrative Agent and those Lenders executing this Amendment and constituting Required Lenders, acting on behalf of all of the Lenders as provided in the Original Credit Agreement, have agreed to do so on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

AMENDMENT

1.1.

Continuation of Credit Agreement.  As expressly modified as provided herein, the Original Credit Agreement shall continue in full force and effect.

1.2

Amendment.

Articles I through XIV of the Original Credit Agreement are hereby deleted in their entirety and replaced by Articles IA through XIV of this Agreement, as set forth below, provided however that, notwithstanding anything else herein to the contrary, Sections 2.13, 8.1, 8.2 and 11.2 of the Original Credit Agreement shall continue unamended and in full force and effect.

1

ARTICLE IA.

DEFINITIONS

As used in this Agreement:

“ABR Applicable Margin” means 2.0%.

“Account Pledge Agreement” means an Account Security, Pledge and Assignment Agreement, substantially in the form of Exhibit H hereto, to be executed and delivered by the Borrower and the Administrative Agent for the benefit of the Lenders with respect to the Deposit Account into which the Excess Funds are deposited by each of the Subsidiary Guarantors and the other Subsidiaries of the Borrower, as the same may be modified, amended or restated from time to time.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any partnership, limited liability company, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership or membership interests of a partnership or limited liability company.

“Adjusted Annualized EBITDA” means, as of any date, an annualized amount determined by multiplying four (4) times the Consolidated Net Income for the most recent fiscal quarter of the Borrower for which financial results have been reported, as adjusted by (i) deducting therefrom any income attributable to Excluded Tenants; (ii) adding or deducting for, as appropriate, any adjustment made under GAAP for straight lining of rents, gains or losses from sales of assets, extraordinary items, depreciation, amortization, interest expenses, taxes and the Consolidated Group Pro Rata Share of interest, taxes, depreciation and amortization in Investment Affiliates; (iii) deducting therefrom an annual amount for capital expenditures equal to (a) $0.15 per gross leaseable square foot times the weighted quarterly average gross leaseable area of retail Projects (which includes mixed-use Projects that are primarily retail) owned by the Consolidated Group during such fiscal quarter and (b) $0.25 per net rentable area of all other Projects owned by the Consolidated Group during such fiscal quarter; (iv) adding back all master lease income (not to exceed 5% of Consolidated Net Income); and (v) adding back the actual advisory fee paid to the Advisor that was deducted in determining Consolidated Net Income and deducting an assumed asset management fee and Borrower level expenses equal to 4.5% of aggregate Net Operating Income from all Projects, provided that if the Advisor is acquired by or merged into the Borrower, beginning with the second full fiscal quarter after such acquisition and for each fiscal quarter thereafter no further adjustments under this clause (v) will be made and Adjusted Annualized EBITDA will be calculated using the Borrower’s actual general and administrative expenses.

“Adjusted Collateral Pool NOI” means, as of any date, Collateral Pool NOI for the most recent fiscal quarter of the Borrower for which financial results have been reported less an amount for capital expenditures equal to (a) $0.0375 per gross leaseable square foot ($0.15 per annum divided by four quarters) times the weighted quarterly average gross leaseable area of Qualifying Collateral Pool Properties that are retail Projects (which includes mixed use Projects that are primarily retail) and (b) $0.0625 per gross leaseable square foot ($0.25 per annum divided by four quarters) times the weighted quarterly average gross leaseable area of all other Qualifying Collateral Pool Properties.

“Administrative Agent” means KeyBank National Association in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

“Advance” means a borrowing hereunder consisting of the aggregate amount of the several Loans made by one or more of the Lenders to the Borrower of the same Type and, in the case of LIBOR Rate Advances, for the same Interest Period, including without limitation Swingline Advances.

 “Advisor” means Inland Western Retail Real Estate Advisory Services, Inc.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.  A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Aggregate Commitment” means, as of any date, the aggregate of the then-current Commitments of all the Lenders, which is, as of the Amendment Effective Date, $200,000,000.

“Agreement” means the Original Credit Agreement as modified by this Comprehensive Amendment to Credit Agreement, as it may be further amended or modified and in effect from time to time.

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day, (ii) the sum of Federal Funds Effective Rate for such day plus 1.5% per annum, and (iii) the sum of the LIBOR Base Rate for a LIBOR Interest Period of one day, as determined by the Agent, plus 1.5% per annum.

“Amendment Effective Date” means the date this Amendment has been fully executed and delivered by the Borrower and the Required Lenders.

“Annualized Consolidated NOI” means, as of any date, for any entity or group of entities without duplication, (A) the aggregate Net Operating Income for the most recent fiscal quarter for which financial results have been reported from all Projects owned by such entity or group of entities as of the end of such fiscal quarter multiplied by (B) four.

“Applicable Margin” means, as applicable, the ABR Applicable Margin or the LIBOR Applicable Margin which are used in calculating the interest rate applicable to the various Types of Advances.

“Appraisal” means an MAI certified appraisal of an Initial Collateral Property or a Qualifying Collateral Pool Property performed in accordance with FIRREA and Administrative Agent’s appraisal requirements by an appraiser selected and retained by Administrative Agent, on behalf of the Lenders, at Borrower’s expense.

“Appraised Value” means, (i) as of any date prior to March 31, 2010, the aggregate, as-is values of the Initial Collateral Properties as established by the most recent Appraisals, provided that if the Consolidated Group holds less than one hundred percent (100%) of the ownership interests in an Initial Collateral Property, then the Consolidated Group Pro Rata Share of such appraised value of such Initial Collateral Property will be used in determining Appraised Value and (ii) as of March 31, 2010, and any date thereafter, the aggregate, as-is values of the Qualifying Collateral Pool Properties as established by the most recent Appraisals thereof.

“Article” means an article of this Agreement unless another document is specifically referenced.

“Authorized Officer” means any of the President, Chief Financial Officer and Chief Operating Officer, or the Chairman and Chief Executive Officer, or the Chief Accounting Officer of the Borrower, or any other executive officer or authorized agent approved by the Administrative Agent on behalf of the Lenders acting singly.

“Borrower” is defined in the recitals hereto.

“Borrowing Date” means a date on which an Advance is made hereunder.

“Borrowing Notice” is defined in Section 2.9.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of LIBOR Rate Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio, Charlotte, N.C. and New York, New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio, Charlotte, N.C. and New York, New York for the conduct of substantially all of their commercial lending activities.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

“Capitalization Rate” means seven and one-half percent (7.5%).

“Capitalized Lease” of a Person means any lease of Property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Equivalents”  means, as of any date:

(i)

securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date;

(ii)

mutual funds organized under the United States Investment Company Act rated AAm or AAm-G by S&P and P-1 by Moody’s;

(iii)

certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1 by S&P and not less than P-1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase;

(iv)

certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1+ by S&P, and not less than P-1 by Moody’s and which has a long term unsecured debt rating of not less than A1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date three months from the date of their purchase;

(v)

bonds or other obligations having a short term unsecured debt rating of not less than A-1+ by S&P and P-1+ by Moody’s and having a long term debt rating of not less than A1 by Moody’s issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing;

(vi)

repurchase agreements issued by an entity rated not less than A-1+ by S&P, and not less than P-1 by Moody’s which are secured by U.S. Government securities of the type described in clause (i) of this definition maturing on or prior to a date one month from the date the repurchase agreement is entered into;

(vii)

short term promissory notes rated not less than A-1+ by S&P, and not less than P-1 by Moody’s maturing or to be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; and

(viii)

commercial paper (having original maturities of not more than 365 days) rated at least A-1+ by S&P and P-1 by Moody’s and issued by a foreign or domestic issuer who, at the time of the investment, has outstanding long-term unsecured debt obligations rated at least A1 by Moody’s.

“Change in Control” means any change in the membership of the Borrower’s Board of Directors which results at any time in the number of members having served on the Board of Directors for a term of at least twelve (12) months being less than 50% of the total number of board members.

“Change in Management” means the failure of at least one of Robert D. Parks, Steven P. Grimes and Michael O’Hanlon to continue to be active on a daily basis in the management of the Borrower provided that if all of such individuals shall die or become disabled or otherwise cease being active on a daily basis in the management of the Borrower, the Borrower shall have one hundred (120) days to retain a replacement executive of comparable experience which is reasonably satisfactory to the Administrative Agent.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Collateral” means all of the property, rights and interests of Borrower and its Subsidiaries that are subject to the security interests and Liens created by the Security Documents.

“Collateral Assignment” means, collectively, (i) the Collateral Assignment of Interests dated of even date herewith from Borrower to the Administrative Agent, for the benefit of the Lenders, as the same may be modified, amended or restated, pursuant to which there shall be granted to the Administrative Agent on behalf of the Lenders a first priority lien and security interest in the applicable Equity Interests and the other interests of Borrower in the Collateral described therein, (ii) the Collateral Assignment of Interests dated of even date herewith from IWR Protective Corporation, a Delaware corporation (“IWR”), to the Administrative Agent, for the benefit of the Lenders, as the same may be modified, amended or restated, pursuant to which there shall be granted to the Administrative Agent on behalf of the Lenders a first priority lien and security interest in the applicable Equity Interests and the other interests of IWR in the Collateral described therein, and (iii) each additional Collateral Assignment of Interests in favor of Administrative Agent, for the benefit of the Lenders, delivered pursuant to the terms of Section 2.3, as the same may be modified, amended or restated, and any further assignments, certificates, powers, consents, acknowledgments, estoppels or UCC-1 financing statements that may be delivered in connection therewith.

“Collateral Pool Debt Service” means, as of any date, an imputed annual amount of principal and interest that would be due on the Outstanding Facility Amount as of the last day of the most recent fiscal quarter of Borrower for which financial results have been reported if the Outstanding Facility Amount were a fully amortizing loan with equal monthly payments of principal and interest over a period of thirty years at a per annum interest rate equal to the greater of (a) 7.00% and (b) the sum of (i) the then current yield on obligations of the United States Treasury having the closest maturity date to the tenth (10th) anniversary of such date of calculation, and (ii) 2.50%.

“Collateral Pool Debt Service Coverage” means the Adjusted Collateral Pool NOI divided by Collateral Pool Debt Service.

“Collateral Pool Leverage Ratio” means the Outstanding Facility Amount divided by Collateral Pool Value, expressed as a percentage.

 “Collateral Pool NOI” means, as of any date, the sum of (a) the aggregate Net Operating  Income (excluding Net Operating Income attributable to a tenant subject to a voluntary or involuntary petition for relief under any federal or state bankruptcy law pursuant to which it has rejected its Lease) for the most recent fiscal quarter for which financial results have been reported attributable to all Qualifying Collateral Pool Properties owned for the entirety of such fiscal quarter plus, (b) in the case of any Qualifying Collateral Pool Property that was owned as of the last day of such fiscal quarter, but not so owned for the full fiscal quarter, the amount of Net Operating Income (excluding Net Operating Income attributable to a tenant subject to a voluntary or involuntary petition for relief under any federal or state bankruptcy law pursuant to which it has rejected its

Lease) that would have been earned if such Qualifying Collateral Pool Property had been so owned for the full fiscal quarter, as established by Borrower and reasonably approved by the Administrative Agent on behalf of the Lenders.

“Collateral Pool Value” means, (i) as of any date prior to March 31, 2010, the aggregate Appraised Values of the Initial Collateral Pool Properties then owned by the Borrower or a Subsidiary Guarantor, (ii) for the period from March 31, 2010 through May 31, 2010, the sum of (A) with respect to those Qualifying Collateral Pool Properties then owned by the Borrower or a Subsidiary Guarantor that have been valued by an Appraisal, the aggregate Appraised Values of such Qualifying Collateral Pool Properties and (B) with respect to those Qualifying Collateral Pool Properties then owned by the Borrower or a Subsidiary Guarantor that have not yet been valued by an Appraisal, the sum of (x) the Collateral Pool NOI attributable to any such Qualifying Collateral Pool Properties which have been owned by Borrower or a Subsidiary Guarantor for the most recent full fiscal quarter for which financial results of Borrower have been reported and for the three (3) immediately preceding entire fiscal quarters multiplied by four and divided by the Capitalization Rate plus (y) the aggregate acquisition cost of such Qualifying Collateral Pool Properties not so owned for such period of four (4) consecutive entire fiscal quarters, and (iii) as of May 31, 2010 and at all times thereafter, the aggregate Appraised Values of the Qualifying Collateral Pool Properties then owned by the Borrower or a Subsidiary Guarantor. For purposes of this definition, to the extent Collateral Pool Value attributable to Qualifying Collateral Pool Properties which are occupied pursuant to Financeable Ground Leases would exceed 15% of Collateral Pool Value, such excess shall be excluded.

“Commitment” means, for each Lender, the obligation of such Lender to make Loans on the terms and conditions set forth herein not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

“Consolidated Debt Service” means, for any period, without duplication, (a) Consolidated Interest Expense for such period plus (b) the aggregate amount of scheduled principal payments attributable to Consolidated Outstanding Indebtedness (excluding balloon or optional principal payments made at maturity or made at an earlier date to avoid an accelerated amortization schedule in respect of any such Indebtedness) together with any amount deposited with or reserved by the holders of such Consolidated Outstanding Indebtedness for collateral purposes during such period by any member of the Consolidated Group, to the extent such deposit or reserve is not available for the payment of Project operating expenses, plus (c) a percentage of all such  principal payments and deposits or reserves made during such period by any Investment Affiliate on Indebtedness taken into account in calculating Consolidated Interest Expense, equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which any member of the Consolidated Group is liable and (y) the Consolidated Group Pro Rata Share of such Investment Affiliate.

“Consolidated Group” means the Borrower and all Subsidiaries which are consolidated with it for financial reporting purposes under GAAP.

“Consolidated Group Pro Rata Share” means, with respect to any Investment Affiliate, the percentage of the total equity ownership interests held by the Consolidated Group in the aggregate, in such Investment Affiliate determined by calculating the greater of (i) the percentage of the issued and outstanding stock, partnership interests or membership interests in such Investment Affiliate held by the Consolidated Group in the aggregate and (ii) the percentage of the total book value of such

Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate, after repayment in full of all Indebtedness of such Investment Affiliate.

“Consolidated Interest Expense” means, for any period without duplication, the sum of (a) the amount of interest expense, determined in accordance with GAAP, of the Consolidated Group for such period attributable to Consolidated Outstanding Indebtedness during such period plus (b) the applicable Consolidated Group Pro Rata Share of any interest expense, determined in accordance with GAAP, of each Investment Affiliate, for such period, whether recourse or non-recourse.

“Consolidated Net Income” means, for any period, consolidated net income (or loss) of the Consolidated Group for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth” means, as of any date of determination, an amount equal to (a) Total Asset Value minus (b) Consolidated Outstanding Indebtedness as of such date.

“Consolidated Outstanding Indebtedness” means, as of any date of determination, without duplication, the sum of (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis in accordance with GAAP (whether recourse or non-recourse), plus, without duplication, (b) the applicable Consolidated Group Pro Rata Share of any Indebtedness of each Investment Affiliate other than Indebtedness of such Investment Affiliate to a member of the Consolidated Group.

“Construction in Progress” means, as of any date, the book value of any Projects then under development provided that a Project shall no longer be included in Construction in Progress and shall be deemed to be a Stabilized Retail Project and shall be valued based on its Net Operating Income upon the earlier of (i) the expiration of the second full fiscal quarter after substantial completion (which shall mean the receipt of a temporary certificate of occupancy or a final certificate of occupancy) of such Project and (ii) the last day of the first full fiscal quarter in which the Annualized Consolidated NOI attributable to such Project divided by the Capitalization Rate exceeds the book value of such Project.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Conversion/Continuation Notice” is defined in Section 2.10.

“Core Project” means either a Stabilized Retail Project or a Project that is fully leased to a single tenant whose long-term unsecured debt obligations are then rated BBB- or above by S&P and Baa3 or above by Moody’s under a triple net lease with an unexpired lease term of at least five (5) years.

“Default” means an event described in Article VII.

“Defaulting Lender” means any Lender which fails or refuses to perform its obligations under the Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Business Days after written notice from the Administrative Agent; provided that (i) such Lender shall not be deemed to be a Defaulting Lender during the period of time following such Lender’s delivery of a written notice to the Administrative Agent detailing such Lender’s contention that a good faith dispute exists as to the occurrence of such a failure or refusal until a subsequent determination is made by the Administrative Agent and communicated to such Lender that such a good faith contest does not exist and (ii) if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

“Default Rate” means the interest rate which may apply during the continuance of a Default pursuant to Section 2.12.

“Deposit Account” means a certain account to be maintained by the Borrower with the Depository Bank which is being pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Account Pledge Agreements, and any replacement or substitution accounts thereafter established with the prior written consent of Administrative Agent on behalf of the Lenders.

“Depository Bank” means Bank of America, N.A. or such other banks acceptable to the Administrative Agent on behalf of the Lenders as the Borrower may hereafter select to hold the Deposit Account.

“Dividend Payout Ratio” means, for any given period of time for any Person, the ratio of (a) an amount equal to (i) 100% of all dividends or other distributions, direct or indirect, on account of any equity interest of such Person (except dividends or distributions payable solely in additional equity interests of the same class) during such period, less (ii) any amount of such dividends or distributions constituting Dividend Reinvestment Proceeds, to (b) Funds From Operations of such Person for such period.

“Dividend Reinvestment Proceeds” means all dividends or other distributions, direct or indirect, on account of any equity interest of any Person which any holder(s) of such equity interest directs to be used, concurrently with the making of such dividend or distribution, for the purpose of purchasing for the account of such holder(s) additional equity interests in such Person or its subsidiaries.

“Environmental Laws” means any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the Borrower or any Subsidiaries or any of its respective assets or Projects.

“Equity Interests” means the legal, equitable and beneficial ownership interest of Borrower (or any Subsidiaries of Borrower) in any Subsidiary of Borrower which is either (i) the direct owner of an Initial Collateral Property or Qualifying Collateral Pool Property or (ii) in the case of certain of the Initial Collateral Properties, the holder of an ownership interest in such a direct owner.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

“Excess Funds” means that portion of the revenues of Borrower and Borrower’s Subsidiaries from the operation of their Properties, which is distributable to the Borrower as represented by the amounts received in the Holdco Account from those three certain lockbox accounts maintained by the Borrower’s three management subsidiaries with Depository Bank for receipt of all revenues from such Properties, after payment of all debt service and operating expenses related to such Properties from the Holdco Account, and which Borrower has agreed to cause to be distributed from such lockbox accounts to the Holdco Account and then from the Holdco Account to the Deposit Account as described in Section 6.29 below.

“Excluded Subsidiary” means, a Subsidiary which is (A) a single-purpose entity which owns only Projects subject to Secured Indebtedness and which has restrictions on the creation of any Guarantee Obligations or additional Indebtedness and other safeguards typically imposed on such single-purpose entities in secured financings or (B) an entity which is primarily engaged in the provision of services and does not own any Projects.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by any jurisdiction with taxing authority over the Lender.

“Excluded Tenants” means, as of any date, (i) any anchor tenant or (ii) any non-anchor tenant leasing more than 15,000 square feet of gross leaseable area at one of the Projects that, in either case, either (a) is subject to a voluntary or involuntary petition for relief under any federal or state bankruptcy codes or insolvency law or (b) is not operating its business in its demised premises at such Project unless such non-operating tenant’s lease obligations are guaranteed by an entity whose then current long-term, unsecured debt obligations are rated BBB-- or above by S&P and Baa3 or above by Moody’s.

“Extension Notice” is defined in Section 2.1.

“Facility Letter of Credit” means a Letter of Credit issued pursuant to Article IIA of this Agreement.

“Facility Letter of Credit Fee” is defined in Section 2A.8.

“Facility Letter of Credit Obligations” means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

“Facility Letter of Credit Sublimit” means $50,000,000.

“Facility Termination Date” means October 14, 2010, as such date may be extended pursuant to Section 2.1.

“Federal Funds Effective Rate” shall mean, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate.”

“Fee Letter” is defined in Section 2.6.

“Financeable Ground Lease” means, a ground lease reasonably satisfactory to the Administrative Agent on behalf of the Lenders, which must provide customary protections for a potential leasehold mortgagee (“Mortgagee”) which include, among other things (i) a remaining term, including any optional extension terms exercisable unilaterally by the tenant, of no less than 25 years, (ii) a provision that the ground lease will not be terminated until the Mortgagee has received notice of a default, has had a reasonable opportunity to cure or complete foreclosure, and has failed to do so, (iii) provision for a new lease to the Mortgagee as tenant on the same terms if the ground lease is terminated for any reason, (iv) transferability of the tenant’s interest under the ground lease without any requirement for consent of the ground lessor unless based on delivery of customary assignment and assumption agreements from the transferor and transferee, (v) the ability of the tenant to mortgage tenant’s interest under the ground lease without any requirement  for consent of the ground lessor, and (vi) that the tenant under the ground lease is entitled to all insurance proceeds and condemnation awards (other than the amount attributable to landlord’s fee interest in the land if an adjustment in rent is provided for in connection therewith).

“Financial Contract” of a Person means (i) any exchange - traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (ii) any Rate Management Transaction.

“Financial Undertaking” of a Person means (i) any transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person, or (ii) any agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options.

“First Mortgage Receivable” means any Indebtedness owing to a member of the Consolidated Group which is secured by a first-priority mortgage, deed to secure debt or deed of trust on commercial real estate having a value in excess of the amount of such Indebtedness and which has been designated by the Borrower as a “First Mortgage Receivable” in its most recent compliance certificate.

“Fixed Charge Coverage Ratio” means (i) Adjusted Annualized EBITDA divided by (ii) the sum of (A) Consolidated Debt Service for the most recent four (4) fiscal quarters for which financial results have been reported, plus (B) all Preferred Dividends, if any, payable with respect to such four (4) fiscal quarters.

“Floating Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) ABR Applicable Margin for such day, in each case changing when and as the Alternate Base Rate changes.

“Floating Rate Advance” means an Advance which bears interest at the Floating Rate.

“Floating Rate Loan” means a Loan which bears interest at the Floating Rate.

“Free Cash Flow” means all profits, proceeds or other income relating to or arising from the Borrower’s or any Subsidiary’s operations after the payment of interest and required principal amortization on any Indebtedness, operating expenses then due and payable for any Project,  general and administrative expenses related to the operation of the Borrower, costs for tenant improvements at any Project, capital expenditures, dividends, contractually obligated payments for redemptions of membership interests under limited liability company operating agreements, and margin payments with respect to Marketable Securities.

“Funds From Operations” means, with respect to a Person and for a given period, an amount equal to the net income (or loss) of such Person for such period, computed in accordance with GAAP, excluding gains (or losses) from extraordinary items, plus real estate depreciation and amortization, and after adjustments for unconsolidated affiliates.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 6.1.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any Letter of Credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefore, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or guarantees by the Borrower of liabilities under any interest rate lock agreement utilized to facilitate Secured Indebtedness of another member of the Consolidated Group or an Investment Affiliate.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Holdco Account” means that certain account maintained at the Depository Bank by Inland Holdco Management, LLC, a Delaware limited liability company, which is the sole owner of Borrower’s three management subsidiaries.

“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money including without limitation any repurchase obligation or liability of such Person with respect to securities, accounts or notes receivable sold by such Person, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP (excluding premiums or discounts on debt required to be recognized under GAAP), (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,

(d) all Capitalized Lease Obligations, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Group, Guarantee Obligations of one member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) any Net Mark-to-Market Exposure and (i) all liabilities secured by any Lien (other than Liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

“Initial Collateral Properties” means those certain Projects listed in Schedule 1 attached hereto.

“Interest Period” means a LIBOR Interest Period.

“Investment” of a Person means any Property owned by such Person, including without limitation, any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

“Investment Affiliate” means any Person in which the Consolidated Group, directly or indirectly, has a ten percent (10%) or greater ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group.

“Issuance Date” is defined in Section 2A.4(a)(2).

“Issuance Notice” is defined in Section 2A.4(c).

“Issuing Bank” means, with respect to each Facility Letter of Credit, the Lender which issues such Facility Letter of Credit.  KeyBank shall be the sole Issuing Bank.

“Leases” shall mean, collectively, all leases, subleases and occupancy agreements affecting the Initial Collateral Properties or Qualifying Collateral Pool Properties, or any part thereof now existing or hereafter executed and all material amendments, material modifications or supplements thereto.

“Lenders” means the lending institutions listed on the signature pages of the Credit Agreement, their respective successors and assigns, and any other lending institutions that subsequently become parties to the Credit Agreement.

“Lending Installation” means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender.

“Letter of Credit” of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

“Letter of Credit Collateral Account” is defined in Section 2A.9.

“Letter of Credit Request” is defined in Section 2A.4(a).

“Leverage Ratio” means Consolidated Outstanding Indebtedness divided by Total Asset Value, expressed as a percentage.

“LIBOR Applicable Margin” means, as of any date with respect to any LIBOR Interest Period, 3.5%.

“LIBOR Base Rate” means, with respect to a LIBOR Rate Advance for the relevant LIBOR Interest Period, the applicable British Bankers’ Association LIBOR rate (rounded upwards to the nearest 1/16th) for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, and having a maturity equal to such LIBOR Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant LIBOR Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of the relevant LIBOR Rate Advance and having a maturity equal to such LIBOR Interest Period, provided further that, in the event that the LIBOR Base Rate with respect to a LIBOR Rate Advance is less than 3.00%, the LIBOR Base Rate shall be deemed to be 3.00%.

“LIBOR Interest Period” means, with respect to each amount bearing interest at a LIBOR based rate, a period of one, two, three, six or twelve months, to the extent deposits in the London interbank market with such maturities are available to the Lenders, commencing on a Business Day, as selected by Borrower; provided, however, that (i) any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall continue to and end on the next succeeding Business Day, unless the result would be that such LIBOR Interest Period would be extended to the next succeeding calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day and (ii) any LIBOR Interest Period which begins on a day for which there is no numerically corresponding date in the calendar month in which such LIBOR Interest Period would otherwise end shall instead end on the last Business Day of such calendar month.  Notwithstanding the foregoing, at any one time there will be no more than seven (7) LIBOR Interest Periods outstanding.

“LIBOR Loan” means a Loan which bears interest at a LIBOR Rate.

“LIBOR Rate” means, for any LIBOR Interest Period, the sum of (A) the LIBOR Base Rate applicable thereto divided by one minus the then-current Reserve Requirement and (B) the LIBOR Applicable Margin.

“LIBOR Rate Advance” means an Advance which bears interest at a LIBOR Rate.

“LIBOR Rate Loan” means a Loan which bears interest at a LIBOR Rate.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Loan” means, with respect to a Lender, such Lender’s portion of any borrowing hereunder by the Borrower.

“Loan Documents” means this Agreement, the Subsidiary Guaranty, the Notes, the Security Documents and any other document from time to time evidencing or securing indebtedness incurred by the Borrower under this Agreement, as any of the foregoing may be amended or modified from time to time.

“Majority Lenders” means Lenders holding a majority of the Percentages.

“Marketable Securities” means Investments in Capital Stock or debt securities issued by any Person (other than an Investment Affiliate) which are publicly traded on a national exchange, excluding Cash Equivalents.

“Material Adverse Effect” means, in the Administrative Agent’s reasonable discretion, a material adverse effect on (i) the business, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents.

“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maximum Legal Rate” means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the Note or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions hereof.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Mortgages” shall mean first priority, recorded mortgages or deeds of trust encumbering first those Initial Collateral Properties which are wholly owned by Subsidiary Guarantors which are Wholly-Owned Subsidiaries of Borrower, and then all of the Qualifying Collateral Pool Properties, executed in each case by a Subsidiary Guarantor and securing the Obligations in substantially the same form as is attached hereto as Exhibit I and made a part hereof, with such modifications are reasonably satisfactory to the Administrative Agent on behalf of the Lenders, to be executed, delivered and recorded within the time periods set forth herein.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person.

“Net Asset Value” means, for any period the value of all Projects calculated at cost less related secured debt and less the Outstanding Facility Amount, in each case on a weighted average basis, during such period.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions or any other Financial Contract.  “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming the Rate Management Transaction or other Financial Contract were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming such Rate Management Transaction or other Financial Contract were to be terminated as of that date).

“Net Operating Income” means, with respect to any Project for any period, “property rental and other income” (as determined by GAAP) attributable to such Project accruing for such period, adding all master lease income (not to exceed to 5% of Net Operating Income), minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Project for such period, including, without limitation, Management Fees and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding any general and administrative expenses related to the operation of the Borrower, any interest expense, or other debt service charges, any amortization related to above-market or below-market leases and any non-cash charges such as depreciation or amortization of financing costs.  As used herein “Management Fees”, means, with respect to each Project for any period, an amount equal to the greater of (i) actual management fees payable with respect thereto and (ii) three percent (3%) per annum on the aggregate base rent and percentage rent due and payable under leases at such Project.

“Non-Core Project” means, as of any date, a Project that does not then qualify as a Core Project and, notwithstanding the definition of Project, may be located in either Canada or the United States.

“Non-U.S. Lender” is defined in Section 3.5(iv).

“Note” means any one of those promissory notes dated October 15, 2007 from Borrower in favor of the Lenders, including any amendment, modification, renewal or replacement of any such promissory note.

“Notice of Assignment” is defined in Section 12.3.2.

“Obligations” means the Advances, the Facility Letters of Credit, the Reimbursement Obligations, and all accrued and unpaid fees and all other obligations of Borrower to the Administrative Agent or the Lenders arising under this Agreement or any of the other Loan Documents, including all payments and other obligations that may accrue after the commencement of any action or proceeding described in Sections 7.7 and 7.8.

“One Day LIBOR Rate” means, with respect to Swingline Advances only, for any day, the sum of (A) an interpolated rate, as determined by the Swingline Lender in its sole discretion,  for such day, equal to the LIBOR Base Rate that would apply to an Interest Period of one day plus (B) the LIBOR Applicable Margin.

“Other Taxes” is defined in Section 3.5(ii).

“Outstanding Facility Amount” means, at any time, the sum of all then outstanding Advances and Facility Letter of Credit Obligations.

“Participants” is defined in Section 12.2.1.

“Payment Date” means, with respect to the payment of interest accrued on any Advance, the fifteenth day of each calendar month.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Percentage” means for each Lender the ratio that such Lender’s Commitment bears to the Aggregate Commitment, expressed as a percentage.

“Permitted Acquisitions” are defined in Section 6.15.

“Permitted Investments” are defined in Section 6.23.

“Permitted Liens” are defined in Section 6.16.

“Person” means any natural person, corporation, limited liability company, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

“Preferred Dividends” means, with respect to any entity, dividends or other distributions which are payable to holders of any ownership interests in such entity which entitle the holders of such ownership interests to be paid on a preferred basis prior to dividends or other distributions to the holders of other types of ownership interests in such entity.

“Prime Rate” means a rate per annum equal to the prime rate of interest publicly announced from time to time by KeyBank or its parent as its prime rate (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.  In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

“Project” means any real estate asset located in the United States owned by the Borrower or any of its Subsidiaries or any Investment Affiliate, and operated or intended to be operated as a retail property or other commercial property of a type allowed under Section 6.23 hereof.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Purchasers” is defined in Section 12.3.1.

“Qualifying Collateral Pool Property” means any Stabilized Retail Project which, as of any date of determination, (a) is located in the United States; (b) is wholly owned by a Subsidiary Guarantor, in fee simple or under the terms of a Financeable Ground Lease; (c) has 100% of the direct or indirect ownership interests in such Subsidiary Guarantor pledged to the Administrative Agent on behalf of the Lenders pursuant to the Collateral Assignments or, from and after May 1, 2010, is encumbered by a Mortgage in favor of the Administrative Agent on behalf of the Lenders; (d) is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property as evidenced by a certification of the Borrower, subject to the approval of the Majority Lenders as to the materiality of any such exception; (e) is not, nor is any direct or indirect interest of the Borrower or any Subsidiary therein, subject to any Lien other than Permitted Liens set forth in clauses (i) through (iv) of Section 6.16 or to any Negative Pledge (other than the Liens and Negative Pledges created pursuant to this Agreement to secure the obligations of the Borrower and the Subsidiary Guarantors); and (f) when aggregated with all other Qualifying Collateral Pool Properties, results in the Qualifying Collateral Pool Properties as a whole having at least eighty percent (80%) of their aggregate gross leaseable area physically occupied. The Properties identified by Borrower as Qualifying Collateral Pool Properties as of March 31, 2010 shall be reasonably acceptable to and approved by the Majority Lenders in accordance with Section 2.3 of this Agreement.

 “Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Recourse Indebtedness” means any Indebtedness of the Borrower or any other member of the Consolidated Group with respect to which the liability of the obligor is not limited to the obligor’s interest in specified assets securing such Indebtedness, subject to customary limited exceptions for certain acts or types of liability such as environmental liability, fraud and other customary nonrecourse carveouts.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Reimbursement Obligations” means at any time, the aggregate of the obligations of the Borrower to the Lenders, the Issuing Bank and the Administrative Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Bank and the Administrative Agent under or in respect of the Facility Letters of Credit.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Lenders” means Lenders in the aggregate having at least 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances, provided that, (i) the Commitment and Advances held by any then-current Defaulting Lender shall be subtracted from the Aggregate Commitment and the outstanding Advances solely for the purpose of calculating the Required Lenders at such time and (ii) at such times as there are less than four (4) Lenders the two references to “at least 66 2/3%” in this definition shall be changed to “more than 50%”.

“Reserve Requirement” means, with respect to a LIBOR Rate Loan and LIBOR Interest Period, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board or other governmental authority or agency having jurisdiction with respect thereto for determining the maximum reserves (including, without limitation, basic, supplemental, marginal and emergency reserves) for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D) maintained by a member bank of the Federal Reserve System.

“Secured Indebtedness” means any Indebtedness of the Borrower or any other member of the Consolidated Group which is secured by a Lien on a Project, any ownership interests in any Person or any other assets which had, in the aggregate, a value in excess of the amount of such Indebtedness at the time such Indebtedness was incurred.

“Security Documents” means the Collateral Assignments (and each Collateral Assignment subsequently delivered pursuant to this Agreement), the Mortgages, the Account Pledge Agreement and any further collateral assignments to the Administrative Agent for the benefit of the Lenders, including, without limitation, any UCC-1 financing statements delivered or authorized to be filed by the Administrative Agent in connection therewith.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Single Employer Plan” means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

“S&P” means Standard & Poor’s Ratings Group and its successors.

“Stabilized Retail Projects” mean any neighborhood shopping centers, community shopping centers, stand-alone, triple net retail properties and any other stabilized retail Projects (including mixed-use Projects where retail is the primary use) approved by the Administrative Agent on behalf of the Lenders, but not including any Projects included in Construction in Progress.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.  Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

“Subsidiary Guarantor” means, as of any date, each Subsidiary of the Borrower which is then a party to the Subsidiary Guaranty pursuant to Section 6.26.

“Subsidiary Guaranty” means the guaranty to be executed and delivered by those Subsidiaries of the Borrower listed on Schedule 4, substantially in the form of Exhibit F, as the same may be amended, supplemented or otherwise modified from time to time pursuant to Section 6.26, including any joinders executed by additional Subsidiary Guarantors.

“Substantial Portion” means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than 10% of then-current Total Asset Value.

“Swingline Advances” means, as of any date, collectively, all Swingline Loans then outstanding under this Facility.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans not exceeding $30,000,000, which is included in, and is not in addition to, the Swingline Lender’s total Commitment hereunder.

“Swingline Lender” shall mean KeyBank National Association, in its capacity as a Lender, and at the option of a new Administrative Agent, any successor Administrative Agent.

“Swingline Loan” means a loan made by the Swingline Lender pursuant to Section 2.16 hereof.

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

“Total Asset Value” means, as of any date, (i) the Annualized Consolidated NOI attributable to Projects owned by the Borrower or a member of the Consolidated Group (excluding 100% of the Annualized Consolidated NOI attributable to Projects not owned for at least four (4) full fiscal quarters as of the end of the fiscal quarter for which Annualized Consolidated NOI is calculated) divided by the Capitalization Rate, plus (ii) 100% of the price paid for any such Projects first acquired by the Borrower or a member of the Consolidated Group during such four (4) fiscal quarter period, plus (iii) cash, Cash Equivalents and Marketable Securities owned by the Consolidated Group as of the end of such fiscal quarter, provided that the amount added to Total Asset Value on account of Marketable Securities shall not exceed 5% of Total Asset Value, plus (iv) the Consolidated Group’s Pro Rata Share of (A) Annualized Consolidated NOI attributable to Projects owned by Investment Affiliates (excluding Annualized Consolidated NOI attributable to Projects not owned for the entire four (4) fiscal quarters on which Annualized Consolidated NOI is calculated) divided by (B) the Capitalization Rate, plus (v) the Consolidated Group Pro Rata Share of the price paid for such Projects first acquired by an Investment Affiliate during such four (4) fiscal quarters, plus (vi) Construction in Progress at book value, plus (vii) First Mortgage Receivables owned by the Consolidated Group (at the lower of book value or market value), plus (viii) Unimproved Land at book value, plus (ix) investments in Non-Core Projects.

“Transferee” is defined in Section 12.4.

“Type” means, with respect to any Advance, its nature as a Floating Rate Advance or LIBOR Rate Advance.

“Unfunded Liabilities” means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

“Unimproved Land” means, as of any date, any land which (i) is not appropriately zoned for retail development, (ii) does not have access to all necessary utilities or (iii) does not have access to publicly dedicated streets, unless such land has been designated in writing by the Borrower in a certificate delivered to the Administrative Agent as land that is reasonably expected to satisfy all such criteria within twelve (12) months after such date.  For purposes of clarification, if any, such land shall be deemed to be included in Construction in Progress as of such date of designation and from and after such date shall not be considered Unimproved Land.

“Unmatured Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

“Unsecured Indebtedness” means, with respect to any Person, all Indebtedness of such Person for borrowed money that does not constitute Secured Indebtedness or Guarantee Obligations.

“Unused Fee” is defined is Section 2.5.

“Unused Fee Percentage” means, with respect to any day during a calendar quarter, (i) 0.35% per annum, if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is 50% or more of the Aggregate Commitment or (ii) 0.50% per annum if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is less than 50% of the Aggregate Commitment.

“Wholly-Owned Subsidiary” of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II.

THE CREDIT

2.1.

Generally

.  Subject to the terms and conditions of this Agreement, Lenders severally agree to make Advances through the Administrative Agent to the Borrower from time to time prior to the Facility Termination Date, and to support the issuance of Facility Letters of Credit under Article IIA of this Agreement, provided that the making of any such Advance or the issuance of such Facility Letter of Credit will not:

(i)

cause the then-current Outstanding Facility Amount to exceed the then-current Aggregate Commitment; or

(ii)

cause the then-current outstanding Swingline Advances to exceed the Swingline Commitment; or

(iii)

cause the then outstanding Facility Letters of Credit Obligations to exceed the Facility Letter of Credit Sublimit; or

(iv)

from and after September 30, 2009, cause the then current Outstanding Facility Amount to exceed eighty percent (80%) of the Collateral Pool Value; or

(v)

from and after March 31, 2010, cause either (A) the then current Outstanding Facility Amount to exceed sixty percent (60%) of the Collateral Pool Value, or (B) the Collateral Pool Debt Service Coverage to be equal to or less than 1.50 to 1.00.

Notwithstanding anything else to the contrary contained herein, the percentages in clauses (iv) and (v) of the preceding sentence shall not be increased, nor shall the ratio in such clause (v) be decreased, by any waiver or amendment of such conditions unless all of the Lenders have approved such waiver or amendment. The Advances may be Swingline Advances, ratable Floating Rate Advances or ratable LIBOR Rate Advances.  Each Lender shall fund its Percentage of each such Advance (other than a Swingline Advance) and no Lender will be required to fund any amounts which, when aggregated with such Lender’s Percentage of all other Advances then outstanding and of all Facility Letter of Credit Obligations, would exceed such Lender’s then-current Commitment.  This facility (“Facility”) is a revolving credit facility and, subject to the provisions of this Agreement, Borrower may request Advances hereunder, repay such Advances and reborrow Advances at any time prior to the Facility Termination Date.  The Facility Termination Date can be extended at the Borrower’s request for one (1) extension period of one year upon written notice to the Administrative Agent received by the Administrative Agent not later than 90 days prior to the then-current Facility Termination Date (an “Extension Notice”), provided that (i) no Default or Unmatured Default has occurred and is continuing when the Extension Notice is given and on the day immediately preceding the first day of such extension period, (ii) all of the covenants of the Borrower hereunder are being complied with when an Extension Notice is given and on the day immediately preceding the first day of such extension period, and (iii) the Borrower pays, along with the Extension Notice, an extension fee to the Administrative Agent for the account of each Lender equal to 0.15% of the then-current Commitment of such Lender.  In no event shall the Facility Termination Date be extended to a date later than October 14, 2011 without the consent of all of the Lenders.

2.2.

Ratable and Non Ratable Advances

.  Each Advance hereunder shall consist of Loans made from the several Lenders ratably based on each Lender’s Percentage, except for Swingline Loans which shall be made by the Swingline Lender in accordance with Section 2.16.  The ratable Advances may be Floating Rate Advances, LIBOR Rate Advances or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9.

2.3.

Collateral

(A)

. The obligations of Borrower under the Loan Documents shall be secured by a perfected first priority security interest to be held by the Administrative Agent for the benefit of the Lenders in the Collateral, including the initial Collateral with respect to the Initial Collateral Properties and such additional Collateral with respect to additional Qualifying Collateral Pool Properties, as described below, as shall be evidenced from time to time by the Security Documents. The Mortgages on the Initial Collateral Properties shall be executed, delivered and recorded not later than the ninetieth (90th) day after the Amendment Effective Date. Borrower shall also provide to the

Administrative Agent not later than such ninetieth (90th) day after the Amendment Effective Date (i) such insurance certificates, title insurance policies, surveys (which if no material changes to the improvements thereon have occurred, may be older surveys accompanied by an affidavit of no change from the Borrower), environmental assessments, and such other due diligence materials as the Administrative Agent shall reasonably require for each Initial Collateral Property, in addition to a written opinion of the Borrower’s counsel addressed to the Lenders in a form reasonably satisfactory to the Administrative Agent on behalf of the Lenders regarding any required Mortgage (the “Required Diligence”) and (ii) a written confirmation that as of such date all of the representations and warranties contained in Section 5.23 hereof continue to be true and correct in all material respects with respect to the Initial Collateral Properties. Appraisals of the Initial Collateral Properties shall be ordered by the Administrative Agent not later than the fifteenth (15th) day after the Amendment Effective Date and shall be distributed to the Lenders upon receipt, but shall be subject to approval by the Administrative Agent on behalf of the Lenders only. Borrower shall have the option to order updates to the Appraisals of the Initial Collateral Properties to be delivered to the Administrative Agent for distribution to the Lenders not later than September 30, 2009. Borrower shall pay for all Appraisals of the Initial Collateral Properties and the Qualifying Collateral Properties required hereunder.

(a)

Initial Collateral Properties. At any time prior to March 31, 2010, none of the Initial Collateral Properties nor any portion thereof (nor all nor a portion of any equity interest in a Subsidiary owning any such Initial Collateral Property) shall be sold, transferred or otherwise conveyed, nor shall any Indebtedness securing any such Initial Collateral Property or any such equity interest be incurred. Notwithstanding the foregoing, Borrower may replace an Initial Collateral Property, provided that a replacement Initial Collateral Property (“Substitute Collateral”), which must be wholly owned by a Subsidiary Guarantor in fee simple, is identified and approved by the Majority Lenders, and if such replacement occurs after September 30, 2009, such replacement  is covered by an Appraisal that indicates that the Collateral Pool Leverage Ratio, after giving effect to such replacement, will not exceed the limit set forth in Section 6.21(iv) of this Agreement. Borrower shall notify the Administrative Agent in writing of its intent to replace an Initial Collateral Property, and provide the Administrative Agent with copies of a rent roll, ARGUS runs, leasing activity reports, tenant sales reports (if applicable), Leases, operating statements, most recent title insurance policies and/or searches, most recent survey and most recent engineering and environmental assessments (“Approval Diligence”) with respect to the Substitute Collateral for distribution to the Lenders. Each of the Lenders shall have fifteen (15) Business Days after it receives notice and delivery of the Approval Diligence to notify the Administrative Agent in writing whether it approves or objects to the Substitute Collateral becoming an Initial Collateral Property. If any such Lender does not so approve or object in writing to the Substitute Collateral within such period, that Lender shall be deemed to have approved the Substitute Collateral. The Administrative Agent shall notify Borrower in writing within twenty (20) Business Days of receiving notice of Borrower’s intent to replace an Initial Collateral Property and the Approval Diligence related thereto if the Majority Lenders have approved the Substitute Collateral. If the Administrative Agent timely notifies Borrower that the Substitute Collateral shall become a Initial Collateral Property, then, within ninety (90) days after the date of Borrower’s receipt of notice of the Majority Lenders’ acceptance of the Substitute Collateral, Borrower shall (i) cause the applicable Subsidiary owning such Project to execute and deliver a Joinder Agreement with respect to the Subsidiary Guaranty, if such Subsidiary has not already executed a Subsidiary Guaranty, (ii) execute and deliver, and shall cause the applicable Subsidiary (and all intervening Subsidiaries owning, directly or indirectly, Equity Interests in such applicable Subsidiary) to execute and deliver, as applicable, to the Administrative Agent all instruments, documents, or agreements, including a Collateral Assignment in substantially the same form as the Collateral Assignment attached as Exhibit G-1 or Exhibit G-2, as identified by the Administrative Agent, attached hereto, UCC-1 financing statements, acknowledgments and membership, partnership and stock certificates and blank transfer powers, as the Administrative Agent on behalf of the Lenders shall deem reasonably necessary or desirable to obtain and perfect a first priority security interest in, or Lien on, the Equity Interests in the applicable Subsidiary, and the other Collateral with respect thereto as described in the Collateral (such other Collateral to consist of similar Collateral as was included in the Collateral Assignment of delivered concurrently herewith), if such documents have not previously been executed and delivered, (iii) cause the Required Diligence, Appraisal and Mortgage with respect to such Substitute Collateral to be delivered, executed and recorded, all as provided in the first grammatical paragraph of this Section 2.3 with respect to the Initial Collateral Properties and (iv) execute and deliver to the Administrative Agent on behalf of the Lenders a written confirmation that, as of the date such Substitute Collateral is included in Collateral, all of the representations and warranties contained in Section 5.23 hereof are true and correct in all material respects with respect to such Substitute Collateral as if it were an Initial Collateral Property (collectively, the “Collateral Inclusion Conditions”). Upon satisfaction of all of the Collateral Inclusion Conditions, the Initial Collateral Property being replaced by the Substitute Collateral will be released from the applicable Collateral Assignment or Mortgage, as the case may be. Except in accordance with this Section 2.3(a) and Section 6.27, the Administrative Agent on behalf of the Lenders may not release any Collateral with respect to the Initial Collateral Properties without the consent of all of the Lenders.

(b)

Qualifying Collateral Pool Properties.  Not less than thirty (30) Business Days prior to March 31, 2010 Borrower shall notify the Administrative Agent in writing of the Projects that, if acceptable to the Majority Lenders, shall become the initial Qualifying Collateral Pool Properties and provide the Administrative Agent with the Approval Diligence with respect to such proposed Qualifying Collateral Pool Properties for distribution to the Lenders. Each of the Lenders shall have fifteen (15) Business Days after it receives notice and delivery of the Approval Diligence to notify the Administrative Agent in writing whether it approves or objects to any of the proposed Qualifying Collateral Pool Properties. If any such Lender does not so approve or object in writing to any proposed Qualifying Collateral Pool Property within such period, that Lender shall be deemed to have approved such Qualifying Collateral Pool Property. The Administrative Agent shall notify Borrower in writing within twenty (20) Business Days after it receives notice thereof and delivery of the Approval Diligence related thereto if the Majority Lenders have approved such Projects becoming Qualifying Collateral Pool Properties. If the Administrative Agent on behalf of the Lenders notifies Borrower that such Projects have been so approved to become Qualifying Collateral Pool Properties, then, as a condition precedent to each such Project actually becoming a Qualifying Collateral Pool Property and being included in the Collateral, the Borrower shall satisfy, and shall cause each applicable Subsidiary owning one of such Projects to satisfy, with respect to such Project, clauses (i), (ii) and (iv) of the Collateral Inclusion Conditions on or before March 31, 2010 and  clause (iii) of the Collateral Inclusion Conditions on or before May 31, 2010.

(c)

Addition of Qualifying Collateral Pool Properties.  Not less than twenty (20) Business Days prior to the date on which (a) Borrower expects to acquire a Project that will become a Qualifying Collateral Pool Property, whether directly or indirectly through a Subsidiary, or (b) a Project owned by Borrower or any of its Subsidiaries is to be designated to become a Qualifying Collateral Pool Property, Borrower shall notify the Administrative Agent thereof in writing and thereafter provide the Administrative Agent with the Approval Diligence with respect to such Project for distribution to the Lenders. Each of the Lenders shall have fifteen (15) Business Days after it receives notice and delivery thereof to notify the Administrative Agent in writing whether it approves or objects to the proposed Qualifying Collateral Pool Property. If any such Lender does not so approve or object to the proposed Qualifying Collateral Pool Property, that Lender shall be deemed to have approved the proposed Qualifying Collateral Pool Property. The Administrative Agent shall notify Borrower in writing within twenty (20) Business Days after it receives notice thereof and delivery of the Approval Diligence related thereto if the Majority Lenders have approved the proposed Qualifying Collateral Pool Property.  If the Administrative Agent on behalf of the Lenders notifies Borrower that such Project has been so approved to become a Qualifying Collateral Pool Property, then, as a condition precedent to such Project actually becoming a Qualifying Collateral Pool Property and being included in the Collateral, the Borrower shall satisfy, or shall cause the applicable Subsidiary Guarantor owning such Project to satisfy, the Collateral Inclusion Conditions with respect to such Project not later than the ninetieth (90th) day after the date of Borrower’s receipt of such notice of approval.

(d)

Sale or Financing of a Qualifying Collateral Pool Property.  Provided no Default or Unmatured Default shall have occurred hereunder or under the other Loan Documents and be continuing (or would exist immediately after giving effect to the transactions contemplated by this Section 2.3(d)), including the covenants set forth in Section 6.21 (v)-(vii), the Borrower or another applicable Subsidiary may sell a Qualifying Collateral Pool Property or create a Lien securing Indebtedness on a Qualifying Collateral Pool Property (for purposes of this Section, such a sale or the creation of such a Lien shall be referred to as a “Qualifying Collateral Pool Sale or Financing”) upon the following terms and conditions:

i)

Borrower shall deliver to the Administrative Agent written notice of the desire to consummate such Qualifying Collateral Pool Sale or Financing on or before the date that is ten (10) Business Days prior to the date on which the Qualifying Collateral Pool Sale or Financing is to be effected;

ii)

On or before the date that is five (5) Business Days prior to the date of the Qualifying Collateral Pool Sale or Financing is to be effected, Borrower shall submit to the Administrative Agent a certificate, which shall be subject to the Administrative Agent’s review and reasonable approval, on behalf of the Lenders, setting forth the Collateral Pool Leverage Ratio and Collateral Pool Debt Service Coverage on a pro forma basis as of the date of the Qualifying Collateral Pool Sale or Financing giving effect to: (A) the Qualifying Collateral Pool Sale or Financing and (B) any other Projects that became or are becoming a Qualifying Collateral Pool Property prior to the date of the Qualifying Collateral Pool Sale or Financing (the “Pro Forma Calculations”);

iii)

If the Pro Forma Calculations show that Borrower will be out of compliance with the covenants contained in Sections 6.21(v)- (vii), Borrower shall, before the closing of the Qualifying Collateral Pool Sale, either identify an additional Qualifying Collateral Pool  Property that causes Borrower to be in compliance with the covenants contained in Sections 6.21(v)- (vii),  or pay down the Outstanding Facility Amount sufficiently to permit the Borrower to be in compliance with those covenants;

iv)

To the extent that any such sale or financing of all or a portion of a Qualifying Collateral Pool Property (or of any equity interest in a Subsidiary owning any such Qualifying Collateral Pool Property) occurs as permitted by this Section, the Borrower shall make a principal payment on the Notes as required by Section 2.8(b) of this Agreement.

Upon the occurrence of the Qualifying Collateral Pool Sale or Financing, the underlying Project shall no longer be a Qualifying Collateral Pool Property, and the Administrative Agent on behalf of the Lenders shall execute such documents or instruments and take all other actions necessary or advisable on behalf of the Lenders to release the related security interests (including without limitation releases of any pledged Equity Interests) evidenced by any Security Documents.

2.4.

Final Principal Payment

.  Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.

2.5.

Unused Fee

.  The Borrower agrees to pay to the Administrative Agent for the account of each Lender an unused facility fee (the “Unused Fee”) equal to an aggregate amount computed on a daily basis by multiplying (i) the Unused Fee Percentage applicable to such day, expressed as a per diem rate, times (ii) the excess of the Aggregate Commitment over the Outstanding Facility Amount on such day.  The Unused Fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter (for the prior calendar quarter) and upon any termination of the Aggregate Commitment in its entirety.

2.6.

Other Fees

.  The Borrower agrees to pay all fees payable to the Administrative Agent pursuant to the Borrower’s letter agreement with the Administrative Agent dated as of March 10, 2009 (the “Fee Letter”).

2.7.

Minimum Amount of Each Advance

.  Each Advance shall be in the minimum amount of $1,000,000; provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

2.8.

Principal Payments

.

(a) Optional. The Borrower may from time to time pay, without penalty or premium, all or any part of outstanding Floating Rate Advances without prior notice to the Administrative Agent.  A LIBOR Rate Advance may be paid on the last day of the applicable Interest Period or, if and only if the Borrower pays any amounts due to the Lenders under Sections 3.4 and 3.5 as a result of such prepayment, on a day prior to such last day.

(b) Mandatory. The Borrower shall at all applicable times make principal payments equal to:

(i) if upon the delivery of any Appraisal of an Initial Collateral Property or a Qualifying Collateral Pool Property, the Collateral Pool Value as adjusted to reflect the Appraised Value established thereby for such Property is not sufficient for Borrower to remain in compliance with the financial covenants set forth in Section 6.21(iv) through (vii), an amount sufficient to achieve such compliance, such principal payment to be due on the tenth (10th) Business Day after Borrower’s receipt of such updated Appraisal,

(ii) all Free Cash Flow, on a quarterly basis, not later than thirty (30) days after the end of each fiscal quarter of the Borrower,

(iii) all net proceeds due to Borrower, or distributions due to Borrower from its Subsidiaries on account of net proceeds, as a result of the sale, financing or refinancing of any assets of the Borrower, or of any Subsidiary of the Borrower (excluding that portion of any such net proceeds or distributions used at or about such time to repay Indebtedness of the Consolidated Group, provided such Indebtedness is scheduled to mature within two years of the date of such sale, financing or refinancing),  and

(iv) the net proceeds received on account of any equity contributions (other than Dividend Reinvestment Proceeds) or sales of any Capital Stock, including treasury stock, received by the Borrower.

2.9.

Method of Selecting Types and Interest Periods for New Advances

.  The Borrower shall select the Type of Advance and, in the case of each LIBOR Rate Advance, the LIBOR Interest Period applicable to each Advance from time to time.  The Borrower shall give the Administrative Agent irrevocable notice (a “Borrowing Notice”) in the form attached as Exhibit E and made a part hereof (i) not later than 1:00 p.m. Cleveland, Ohio time on the Business Day immediately preceding the Borrowing Date of each Floating Rate Advance, (ii) not later than 10:00 a.m. Cleveland, Ohio time, at least three (3) Business Days before the Borrowing Date for each LIBOR Rate Advance and (iii) not later than 10:00 a.m. Cleveland, Ohio time on the same day as the Borrowing Date for each Swingline Advance, which shall specify:

(i)

the Borrowing Date, which shall be a Business Day, of such Advance,

(ii)

the aggregate amount of such Advance,

(iii)

the Type of Advance selected,

(iv)

if such Advance is a Swingline Advance, and Borrower desires to have the One Day LIBOR Rate apply for the duration of such Swingline Advance, a request to that effect; and

(v)

in the case of each LIBOR Rate Advance, the LIBOR Interest Period applicable thereto.

The Administrative Agent shall provide a copy to the Lenders by facsimile of each Borrowing Notice and each Conversion/Continuation Notice not later than the close of business on the Business Day it is received.  Each Lender shall make available its Loan or Loans, in funds immediately available in Cleveland, Ohio to the Administrative Agent at its address specified pursuant to Article XIII on each Borrowing Date not later than (i) 10:00 a.m. (Cleveland, Ohio time), in the case of Floating Rate Advances (other than Swingline Advances), or (ii) noon (Cleveland, Ohio time) in the case of all other Advances.  The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent’s aforesaid address.

No LIBOR Interest Period may end after the Facility Termination Date and, unless the Required Lenders otherwise agree in writing, in no event may there be more than seven (7) different LIBOR Interest Periods for LIBOR Rate Advances outstanding at any one time.

2.10.

Conversion and Continuation of Outstanding Advances

.  Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into LIBOR Rate Advances.  Each LIBOR Rate Advance shall continue as a LIBOR Rate Advance until the end of the then applicable Interest Period therefore, at which time such LIBOR Rate

Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent a “Conversion/Continuation Notice” requesting that, at the end of such Interest Period, such LIBOR Rate Advance either continue as a LIBOR Rate Advance for the same or another Interest Period or be converted to an Advance of another Type.  Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any LIBOR Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.  The Borrower shall give the Administrative Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of an Advance to a LIBOR Rate Advance or continuation of a LIBOR Rate Advance not later than 10:00 a.m. (Cleveland, Ohio time), at least three Business Days, in the case of a conversion into or continuation of a LIBOR Advance, prior to the date of the requested conversion or continuation, specifying:

(i)

the requested date which shall be a Business Day, of such conversion or continuation;

(ii)

the aggregate amount and Type of the Advance which is to be converted or continued; and

(iii)

the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a LIBOR Rate Advance, the duration of the Interest Period applicable thereto.

2.11.

Changes in Interest Rate, Etc

.  Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a LIBOR Rate Advance into a Floating Rate Advance pursuant to Section 2.10 to but excluding the date it becomes due or is converted into a LIBOR Rate Advance pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate for such day.  Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate.  Each LIBOR Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBOR Rate Advance.

2.12.

Rates Applicable After Default

.  Notwithstanding anything to the contrary contained in Section 2.9 or 2.10, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a LIBOR Rate Advance.  During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each LIBOR Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate otherwise applicable to the Floating Rate Advance plus 2% per annum; provided, however, that the Default Rate shall become applicable automatically if a Default occurs under Section 7.1 or 7.2, unless waived by the Required Lenders.

2.13.

Method of Payment

.

(i)

All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available United States funds to the Administrative Agent on behalf of the Lenders at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (Cleveland time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders.

(ii)

As provided elsewhere herein, all Lenders’ interests in the Advances and the Loan Documents shall be ratable undivided interests and none of such Lenders’ interests shall have priority over the others.  Each payment delivered to the Administrative Agent for the account of any Lender or amount to be applied or paid by the Administrative Agent to any Lender shall be paid promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business Day) by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at such Lender’s address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender.  Payments received by the Administrative Agent on behalf of the Lenders but not timely funded to the Lenders shall bear interest payable by the Administrative Agent at the Federal Funds Effective Rate from the date due until the date paid.  The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with KeyBank for each payment of principal, interest and fees as it becomes due hereunder.

2.14.

Notes; Telephonic Notices

.  Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that the failure to so record shall not affect the Borrower’s obligations under such Note.  The Borrower hereby authorizes the Lenders and the Administrative Agent on behalf of the Lenders to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any Authorized Officer.  The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer.  If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.  The Administrative Agent will at the request of the Borrower, from time to time, but not more often than monthly, provide notice of the amount of the outstanding Aggregate Commitment, the Type of Advance, and the applicable interest rate, if for a LIBOR Rate Advance.  Upon a Lender’s furnishing to Borrower an affidavit to such effect, if a Note is mutilated, destroyed, lost or stolen, Borrower shall deliver to such Lender, in substitution therefore, a new note containing the same terms and conditions as such Note being replaced.

2.15.

Interest Payment Dates; Interest and Fee Basis

.  Interest accrued on each Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, at maturity, whether by acceleration or otherwise, and upon any termination of the Aggregate Commitment in its entirety under Section 2.1 hereof.  Interest, Unused Fees, Facility Letter of Credit Fees and all other fees shall be calculated for actual days elapsed on the basis of a 360-day year.  Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Cleveland time) at the place of payment.  If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

2.16.

Swingline Advances

.  In addition to the other options available to the Borrower hereunder, the Swingline Commitment shall be available for Swingline Advances subject to the following terms and conditions.  Swingline Advances shall be made available for same day borrowings provided that notice is given in accordance with Section 2.9 hereof.  All Swingline Advances shall bear interest at either the Floating Rate or, if Borrower has given written notice to the Administrative Agent as described in Section 2.9 when requesting such Swingline Advance, at the One Day LIBOR Rate, as it may be adjusted over the duration of such Swingline Advance.  In no event shall the Swingline Lender be required to fund a Swingline Advance if it would increase the total aggregate outstanding Loans by Swingline Lender hereunder plus its Percentage of Facility Letter of Credit Obligations to an amount in excess of the Swingline Lender’s Commitment.  No Swingline Advance may be made to repay a Swingline Advance, but Borrower may repay Swingline Advances from subsequent pro rata Advances hereunder.  On the fifth (5th) Business Day after such a Swingline Advance was made, if such Swingline Advance has not been repaid by the Borrower, each Lender irrevocably agrees to purchase its Percentage of any Swingline Advance made by the Swingline Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of an Unmatured Default or Default hereunder provided that Swingline Lender did not have actual knowledge of such Unmatured Default or Default at the time the Swingline Advance was made and provided further that no Lender shall be required to have total outstanding Loans plus its Percentage of Facility Letters of Credit exceed its Commitment.  Such purchase shall take place on the date of the request by Swingline Lender so long as such request is made by noon (Cleveland time), and otherwise on the Business Day following such request.  All requests for purchase shall be in writing.  From and after the date it is so purchased, each such Swingline Advance shall, to the extent purchased, (i) be treated as a Loan made by the purchasing Lenders and not by the selling Lender for all purposes under this Agreement and the payment of the purchase price by a Lender shall be deemed to be the making of a Loan by such Lender and shall constitute outstanding principal under such Lender’s Note, and (ii) shall no longer be considered a Swingline Advance except that all interest accruing on or attributable to such Swingline Advance for the period prior to the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the Swingline Lender and all such amounts accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the purchasing Lenders.  If prior to purchasing its Percentage of a Swingline Advance one of the events described in Section 7.7 shall have occurred and such event prevents the consummation of the purchase contemplated by preceding provisions, each Lender will purchase an undivided participating interest in the outstanding Swingline Advance in an amount equal to its Percentage of such Swingline Advance.  From and after the date of each Lender’s purchase of its participating interest in a Swingline Advance, if the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment was received by the Swingline Lender and is required to be returned to the Borrower, each Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it.  If any Lender fails to so purchase its Percentage of any Swingline Advance, such Lender shall be deemed to be a Defaulting Lender hereunder.

2.17.

Notification of Advances, Interest Rates and Prepayments

.  The Administrative Agent will notify each Lender of the contents of each Borrowing Notice, Conversion/Continuation

Notice, and repayment notice received by it hereunder not later than the close of business on the Business Day such notice is received by the Administrative Agent.  The Administrative Agent will notify each Lender of the interest rate applicable to each LIBOR Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.18.

Lending Installations

.  Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time.  All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation.  Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

2.19.

Non-Receipt of Funds by the Administrative Agent

.  Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the time at which it is scheduled to make payment to the Administrative Agent on behalf of the Lenders of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made.  The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.  If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.  If such Lender so repays such amount and interest thereon to the Administrative Agent within one Business Day after such demand, all interest accruing on the Loan not funded by such Lender during such period shall be payable to such Lender when received from the Borrower.

2.20.

Replacement of Lenders under Certain Circumstances

.  The Borrower shall be permitted to replace any Lender which (a) is not capable of receiving payments without any deduction or withholding of United States federal income tax pursuant to Section 3.5, or (b) cannot maintain its LIBOR Rate Loans at a suitable Lending Installation pursuant to Section 3.3, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any applicable legal or regulatory requirements affecting the Lenders, (ii) no Default or (after notice thereof to Borrower) no Unmatured Default  shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under Sections 3.4 and 3.6 if any LIBOR Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 12.3 (provided that the Borrower shall be obligated to pay the processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 3.5 and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

2.21.

Usury

.  This Agreement and each Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate.  If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

ARTICLE IIA

LETTER OF CREDIT SUBFACILITY

2A.1

Obligation to Issue.

 Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, the Issuing Bank hereby agrees to issue for the account of the Borrower, one or more Facility Letters of Credit in accordance with this Article IIA, from time to time during the period commencing on the Amendment Effective Date and ending on a date sixty (60) days prior to the Facility Termination Date.

2A.2

Types and Amounts.

 The Issuing Bank shall not have any obligation to:

(i)

issue any Facility Letter of Credit if the aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

(ii)

issue any Facility Letter of Credit if, after giving effect thereto, (1) the then applicable Outstanding Facility Amount would exceed the then current Aggregate Commitment or (2) the Facility Letter of Credit Obligations would exceed the Facility Letter of Credit Sublimit; or

(iii)

issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date, to a date beyond the sixtieth (60th) day prior to the Facility Termination Date.

2A.3

Conditions.

 In addition to being subject to the satisfaction of the conditions contained in Article IV hereof and in the balance of this Article IIA, the obligation of the Issuing Bank to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

(i)

the Borrower shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may reasonably prescribe such documents and materials as may be reasonably required pursuant to the terms of the proposed Facility Letter of Credit (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content;

(ii)

as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter or Credit in particular; and

(iii)

there shall not exist any Default or Unmatured Default.

2A.4

Procedure for Issuance of Facility Letters of Credit.

(a)

Borrower shall give the Issuing Bank and the Administrative Agent at least three (3) Business Days’ prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a “Letter of Credit Request”), such notice shall be irrevocable, except as provided in Section 2A.4(b)(i) below, and shall specify:

(1)

the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $50,000);

(2)

the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the “Issuance Date”);

(3)

the date on which such requested Facility Letter of Credit is to expire (which day shall be a Business Day which is not less than sixty (60) days prior to the Facility Termination Date);

(4)

the purpose for which such Facility Letter of Credit is to be issued;

(5)

the Person for whose benefit the requested Facility Letter of Credit is to be issued; and

(6)

any special language required to be included in the Facility Letter of Credit.

At the time such request is made, the Borrower shall also provide the Administrative Agent and the Issuing Bank with a copy of the form of the Facility Letter of Credit that the Borrower is requesting be issued and shall execute and deliver the Issuing Bank’s customary letter of credit application and reimbursement agreement with respect thereto.  Such notice, to be effective, must be received by such Issuing Bank and the Administrative Agent not later than noon (Cleveland time) on the last Business Day on which notice can be given under this Section 2A.4(a).  Administrative Agent shall, promptly upon request by a Lender, provide a copy of such Letter of Credit Request to such Lender.

(b)

Subject to the terms and conditions of this Article IIA and provided that the applicable conditions set forth in Article IV hereof have been satisfied, the Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Letter of Credit Request and the Issuing Bank’s usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit given not later than the Business Day immediately preceding the Issuance Date, or (ii) written or telephonic notice from the Administrative Agent stating that the issuance of such Facility Letter of Credit would violate Section 2A.2.

(c)

The Issuing Bank shall give the Administrative Agent (who shall promptly notify Lenders) and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the “Issuance Notice”).

(d)

The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 2A.4 are met as though a new Facility Letter of Credit was being requested and issued.

2A.5

Reimbursement Obligations; Duties of Issuing Bank.

(a)

The Issuing Bank shall promptly notify the Borrower and the Administrative Agent (who shall promptly notify Lenders) of any draw under a Facility Letter of Credit.  Any such draw shall not be deemed to be a default hereunder but shall constitute an Advance of the Facility in the amount of the Reimbursement Obligation with respect to such Facility Letter of Credit and shall bear interest from the date of the relevant drawing(s) under the pertinent Facility Letter of Credit at the Floating Rate Advance; provided that if a Default or an Unmatured Default exists at the time of any such drawing(s), then the Borrower shall reimburse the Issuing Bank for drawings under a Facility Letter of Credit issued by the Issuing Bank no later than the next succeeding Business Day after the payment by the Issuing Bank and until repaid such Reimbursement Obligation shall bear interest at the Default Rate.

(b)

Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to any Lender or, provided that such Issuing Bank has complied with the procedures specified in Section 2A.4, relieve any Lender of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered in compliance, and that they appear to comply on their face, with the requirements of such Letter of Credit.

2A.6

Participation.

(a)

Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in this Article IIA, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to such Lender’s Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and all related rights hereunder.  Each Lender’s obligation to make further Loans to Borrower (other than any payments such Lender is required to make under subparagraph (b) below) or to purchase an interest from the Issuing Bank in any subsequent Facility

Letters of Credit issued by the Issuing Bank on behalf of Borrower shall be reduced by such Lender’s Percentage of the undrawn portion of each Facility Letter of Credit outstanding.

(b)

In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Issuing Bank pursuant to Section 2A.7 hereof, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender’s Percentage of the unreimbursed amount of such payment, and the Administrative Agent shall promptly pay such amount to the Issuing Bank.  Lender’s payments of its Percentage of such Reimbursement Obligation as aforesaid shall be deemed to be a Loan by such Lender and shall constitute outstanding principal under such Lender’s Note.  The failure of any Lender to make available to the Administrative Agent for the account of the Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made.  Any Lender which fails to make any payment required pursuant to this Section 2A.6(b) shall be deemed to be a Defaulting Lender hereunder.

(c)

Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Issuing Bank shall promptly pay to the Administrative Agent on behalf of the Lenders and the Administrative Agent shall promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business Day) pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender’s Percentage thereof.

(d)

Upon the request of the Administrative Agent or any Lender, the Issuing Bank shall furnish to such Administrative Agent or Lender copies of any Facility Letter of Credit to which the Issuing Bank is party and such other documentation as may reasonably be requested by the Administrative Agent or Lender.

(e)

The obligations of a Lender to make payments to the Administrative Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of any such Issuing Bank to comply with the terms of this Agreement relating to the issuance of such Facility Letter of Credit, and such payments shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

2A.7

Payment of Reimbursement Obligations.

(a)

The Borrower agrees to pay to the Administrative Agent for the account of the Issuing Bank the amount of all Advances for Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Facility Letter of Credit when due, irrespective of any claim, set-off, defense or other right which the Borrower may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

(i)

any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(ii)

the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

(iii)

any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

(iv)

the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

(v)

the occurrence of any Default or Unmatured Default.

(b)

In the event any payment by the Borrower received by the Issuing Bank or the Administrative Agent with respect to a Facility Letter of Credit and distributed by the Administrative Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Administrative Agent or Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Administrative Agent, contribute such Lender’s Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank or the Administrative Agent upon the amount required to be repaid by the Issuing Bank or the Administrative Agent.

2A.8

Compensation for Facility Letters of Credit.

(a)

The Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders (including the Issuing Bank), based upon the Lenders’ respective Percentages, a per annum fee (the “Facility Letter of Credit Fee”) as a percentage of the face amount of each Facility Letter of Credit outstanding equal to the LIBOR Applicable Margin in effect from time to time hereunder while such Facility Letter of Credit is outstanding.  The Facility Letter of Credit Fee relating to any Facility Letter of Credit shall accrue on a daily basis and shall be due and payable in arrears on the first Business Day of each calendar quarter following the issuance of such Facility Letter of Credit and, to the extent any such fees are then due and unpaid, on the Facility Termination Date or any other earlier date that the Obligations are due and payable in full.  The Administrative Agent shall promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business Day)  remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Percentages thereof.  The Borrower shall not have any liability to any Lender for the failure of the Administrative Agent to promptly deliver funds to any such Lender and shall be deemed to have made all such payments on the date the respective payment is made by the Borrower to the Administrative Agent, provided such payment is received by the time specified in Section 2.13 hereof.

(b)

The Issuing Bank also shall have the right to receive solely for its own account an issuance fee equal to the greater of (A) $1,500 or (B) one-eighth of one percent (0.125%) per annum to be calculated on the face amount of each Facility Letter of Credit for the stated duration thereof, based on the actual number of days and using a 360-day year basis.  The issuance fee shall be payable by the Borrower on the Issuance Date for each such Facility Letter of Credit and on the date of any increase therein or extension thereof.  The Issuing Bank shall also be entitled to receive its reasonable out-of-pocket costs and the Issuing Bank’s standard charges of issuing, amending and servicing Facility Letters of Credit and processing draws thereunder.

2A.9

Letter of Credit Collateral Account.

  The Borrower hereby agrees that it will immediately upon the request of the Administrative Agent, establish a special collateral account (the “Letter of Credit Collateral Account”) at the Administrative Agent’s office at the address specified pursuant to Article XIII, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders, and in which the Borrower shall have no interest other than as set forth in Section 8.1.  The Letter of Credit Collateral Account shall hold the deposits the Borrower is required to make after a Default on account of any outstanding Facility Letters of Credit as described in Section 8.1.  In addition to the foregoing, the Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account, including income earned thereon.  The Lenders acknowledge and agree that the Borrower has no obligation to fund the Letter of Credit Collateral Account unless and until so required under Section 8.1 hereof.

ARTICLE III.

CHANGE IN CIRCUMSTANCES

3.1.

Yield Protection

.  If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(i)

subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its LIBOR Rate Loans, or

(ii)

imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to LIBOR Rate Advances), or

(iii)

imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its LIBOR Rate Loans, or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its LIBOR Rate Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of LIBOR Rate Loans, by an amount deemed material by such Lender  as the case may be,

and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation, as the case may be, of making or maintaining its LIBOR Rate Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such LIBOR Rate Loans or Commitment, then, within 15 days of a demand by such Lender accompanied by reasonable evidence of the occurrence of the applicable event under clauses (i), (ii) or (iii) above, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

3.2.

Changes in Capital Adequacy Regulations

.  If a Lender in good faith determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender  is increased as a result of a Change (as hereinafter defined), then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender in good faith determines is attributable to this Agreement, its outstanding credit exposure hereunder or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy).  “Change” means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as hereinafter defined) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender.  “Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled “International Convergence of Capital Measurements and Capital Standards,” including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

3.3.

Availability of Types of Advances

.  If any Lender in good faith determines that maintenance of any of its LIBOR Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Administrative Agent shall, with written notice to Borrower, suspend the availability of LIBOR Rate Advances and require any LIBOR Rate Advances to be repaid; or if the Required Lenders in good faith determine that (i) deposits of a type or maturity appropriate to match fund LIBOR Rate Advances are not available, the Administrative Agent shall, with written notice to Borrower, suspend the availability of LIBOR Rate Advances with respect to any LIBOR Rate Advances made after the date of any such determination, or (ii) an interest rate applicable to a LIBOR Rate Advance does not accurately reflect the cost of making such a LIBOR Rate Advance, then, if for any reason whatsoever the provisions of Section 3.1 are inapplicable, the Administrative Agent shall, with written notice to Borrower, suspend the availability of any LIBOR Rate Advances made after the date of any such determination.  If the Borrower is required to so repay a LIBOR Rate Advance, the Borrower may concurrently with such repayment borrow from the Lenders, in the amount of such repayment, a Loan bearing interest at the Floating Rate.

3.4.

Funding Indemnification

.  If any payment of a LIBOR Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Rate Advance is not made on the date specified by the

Borrower for any reason other than default by the Lenders or as a result of unavailability pursuant to Section 3.3, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost (incurred or expected to be incurred) in liquidating or employing deposits acquired to fund or maintain the LIBOR Rate Advance and shall pay all such losses or costs within fifteen (15) days after written demand therefor.

3.5.

Taxes

.

(i)

All payments by the Borrower to or for the account of any Lender or the Administrative Agent on behalf of the Lenders hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes.  If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent on behalf of the Lenders, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Administrative Agent on behalf of the Lenders (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

(ii)

In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).

(iii)

The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent on behalf of the Lenders or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.  Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefore pursuant to Section 3.6.

(iv)

Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten Business Days after the date it becomes a party to this Agreement, (i) deliver to the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax.  Each Non-U.S. Lender further undertakes to deliver to the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent.  All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(v)

For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States.

(vi)

Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate following receipt of such documentation.

(vii)

If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent).  The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement and any such Lender obligated to indemnify the Administrative Agent shall not be entitled to indemnification from the Borrower with respect to such amounts, whether pursuant to this Article or otherwise, except to the extent the Borrower participated in the actions giving rise to such liability.

3.6.

Lender Statements; Survival of Indemnity

.  To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Rate Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of LIBOR Rate Advances under Section 3.3, so long as such designation is not, in the reasonable judgment of such Lender, disadvantageous to such Lender.  Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Sections 3.1, 3.2, 3.4 or 3.5.  Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error.  Determination of amounts payable under such Sections in connection with a LIBOR Rate Loan shall be calculated as though each Lender funded its LIBOR Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the LIBOR Rate applicable to such Loan, whether in fact that is the case or not.  Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement.  The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

ARTICLE IV.

CONDITIONS PRECEDENT

4.1.

Initial Advance

.  The obligations of the Lenders under the Agreement as modified by this Amendment shall not become effective, and the Lenders shall not be required to make the initial Advance hereunder or issue the initial Facility Letter of Credit hereunder after the Amendment Effective Date, unless and until (a) the Borrower shall, prior to or concurrently therewith, have paid all fees due and payable to the Lenders and the Administrative Agent hereunder, and (b) the Borrower shall have furnished to the Administrative Agent the following:

(i)

The duly executed originals of this Amendment and any additional Loan Documents, with sufficient copies for each of the Lenders;

(ii)

(A) Certificate of good standing for the Borrower from the State of Maryland, certified by the appropriate governmental officer and dated not more than thirty (30) days prior to the Amendment Effective Date, and (B) foreign qualification certificates for the Borrower and certified by the appropriate governmental officer and dated not more than thirty (30) days prior to the Amendment Effective Date for each other jurisdiction where the failure of the Borrower to so qualify or be licensed (if required) would have a Material Adverse Effect;

(iii)

Copies of the formation documents (including code of regulations, if appropriate) of the Borrower, certified by an officer of the Borrower, together with all amendments thereto;

(iv)

Incumbency certificates, executed by officers of the Borrower, which shall identify by name and title and bear the signature of the Persons authorized to sign this Amendment and the additional Loan Documents and to make borrowings hereunder on behalf of the Borrower, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;

(v)

Copies, certified by a Secretary or an Assistant Secretary of the Borrower of the Board of Directors’ resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for the Administrative Agent) authorizing the Advances provided for herein, with respect to the Borrower, and the execution, delivery and performance of this Amendment and the additional Loan Documents to be executed and delivered by the Borrower hereunder;

(vi)

A written opinion of the Borrower’s counsel, addressed to the Lenders in substantially the form of Exhibit D hereto or such other form as the Administrative Agent may reasonably approve;

(vii)

A certificate, signed by an officer of the Borrower, stating that on the Amendment Effective Date no Default or Unmatured Default has occurred and is continuing, and no Material Adverse Effect has occurred and that all representations and warranties of the Borrower are true and correct as of the Amendment Effective Date provided that such certificate is in fact true and correct;

(viii)

The most recent financial statements of the Borrower in the form required under Section 6.1;

(ix)

UCC financing statement, judgment, and tax lien searches with respect to the Borrower from the State of Maryland and the State of Illinois, and, with respect to IWR and each of the “Companies” (as defined in the Collateral Assignments), from the State of Delaware;

(x)

Evidence that all upfront fees due to each of the Lenders under the terms of their respective commitment letters have been paid, or will be paid out of the proceeds of such initial Advance hereunder;

(xi)

Evidence, the form and substance of which is reasonably acceptable to the Administrative Agent, that each of the Initial Collateral Properties is wholly owned by the entities listed on Schedule 1 and is not subject to any Secured Indebtedness; and

(xii)

Such other documents as any Lender or its counsel may have reasonably requested, the form and substance of which documents shall be reasonably acceptable to the parties and their respective counsel.

In the event that the Administrative Agent has not received, within thirty (30) days from the Amendment Effective Date, a letter from the Depository Bank confirming its agreement with the irrevocable directions given by Borrower pursuant to Section 6.29 of this Agreement in a form reasonably satisfactory to the Administrative Agent, the Lenders shall not be required to make any further Advances or to issue any further Facility Letters of Credit until such letter is received.

4.2.

Each Advance and Issuance

.  The Lenders shall not be required to make any Advance or issue any Facility Letter of Credit unless on the applicable Borrowing Date:

(i)

There exists no Default or Unmatured Default;

(ii)

The representations and warranties contained in Article V are true and correct as of such Borrowing Date with respect to Borrower, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date; and

(iii)

All documents incident to the making of such Advance or issuance of such Facility Letter of Credit shall be satisfactory to the Administrative Agent and its counsel.

Each Borrowing Notice and each Letter of Credit Request with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied.  Any Lender may require a duly completed Compliance Certificate in substantially the same form of the Certificate attached as Exhibit A.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

5.1.

Existence

.  The Borrower is a corporation duly organized and validly existing under the laws of the State of Maryland.  The Borrower has its principal place of business in Oak Brook, Illinois and is duly qualified as a foreign entity, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified, licensed and in good standing and to have the requisite authority would not have a Material Adverse Effect.  Each of Borrower’s Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

5.2.

Authorization and Validity

.  The Borrower has the corporate power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder.  The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

5.3.

No Conflict; Government Consent

.  Neither the execution and delivery by the Borrower of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or the Borrower’s or any Subsidiary’s articles of incorporation, by-laws, or operating agreement, or the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents other than the filing of a copy of this Agreement.

5.4.

Financial Statements; Material Adverse Effect

.  All consolidated financial statements of the Borrower and its Subsidiaries heretofore or hereafter delivered to the Lenders were prepared in accordance with GAAP in effect on the preparation date of such statements and fairly present in all material respects the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject, in the case of interim financial statements, to normal and customary year-end adjustments.  From the preparation date of the most recent financial statements delivered to the Lenders through the Amendment Effective Date, there was no change in the business, properties, or condition (financial or otherwise) of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

5.5.

Taxes

.  The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  No tax liens have been filed and no claims are being asserted with respect to such taxes.  The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

5.6.

Litigation and Guarantee Obligations

.  Except as set forth on Schedule 2 hereto or as set forth in written notice to the Administrative Agent from time to time, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.  The Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.1 or as set forth in written notices to the Administrative Agent given from time to time after the Amendment Effective Date on or about the date such material contingent obligations are incurred.

5.7.

Subsidiaries

.  All of the issued and outstanding shares of capital stock of any Subsidiaries that are corporations have been duly authorized and issued and are fully paid and non-assessable.

5.8.

ERISA

.  The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $1,000,000.  Neither Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $250,000 in the aggregate.  Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

5.9.

Accuracy of Information

.  No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

5.10.

Regulation U

.  The Borrower has not used the proceeds of any Advance to buy or carry any margin stock (as defined in Regulation U) in violation of the terms of this Agreement.

5.11.

Material Agreements

.  Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect.  Neither Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could have a Material Adverse Effect, or (ii) any agreement or instrument evidencing or governing Indebtedness, which default would constitute a Default hereunder.

5.12.

Compliance With Laws

.  The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any non-compliance which would not have a Material Adverse Effect.  Neither Borrower nor any Subsidiary has received any written notice to the effect that their operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

5.13.

Ownership of Properties

.  On the date of this Agreement, the Borrower and its Subsidiaries will have good and marketable title, free of all Liens other than those permitted by Section 6.16, to all of the Property and assets reflected in the financial statements as owned by it, other than those assets represented by mortgage receivables that are required to be consolidated despite the fact that title to the mortgaged assets is not in the Borrower of any of its Subsidiaries.

5.14.

Investment Company Act

.  Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

5.15.

Public Utility Holding Company Act

.  Neither the Borrower nor any Subsidiary is a “holding company” or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.16.

Solvency

.

(i)

Immediately after the Amendment Effective Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(ii)

The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

5.17.

Insurance

  The Borrower and its Subsidiaries carry insurance on their Projects, including the Initial Collateral Properties, with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Projects in localities where the Borrower and its Subsidiaries operate, including, without limitation:

(i)

Property and casualty insurance (including coverage for flood and other water damage for any Project located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Projects (to the extent replacement cost insurance is maintained by companies engaged in similar business and owning similar properties);

(ii)

Builder’s risk insurance for any Project under construction in the amount of the construction cost of such Project;

(iii)

Loss of rental income insurance in the amount not less than one year’s gross revenues from the Projects; and

(iv)

Comprehensive general liability or umbrella insurance in the amount of $20,000,000 per occurrence.

5.18.

Borrower Status

.  The Borrower is qualified as a real estate investment trust under Section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of the Borrower as a real estate investment trust.

5.19.

Environmental Matters

.  Each of the following representations and warranties is true and correct on and as of the Amendment Effective Date except as disclosed on Schedule 3 attached hereto and to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a)

To the knowledge of the Borrower, the Projects of the Borrower and its Subsidiaries do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability of the Borrower or any Subsidiary under, Environmental Laws.

(b)

To the knowledge of the Borrower, (i) the Projects of the Borrower and its Subsidiaries and all operations at the Projects are in compliance with all applicable Environmental Laws, and (ii) with respect to all Projects owned by the Borrower and/or its Subsidiaries (x) for at least two (2) years, have in the last two years, or (y) for less than two (2) years, have for such period of ownership, been in compliance in all material respects with all applicable Environmental Laws.

(c)

Neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Projects, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

(d)

To the knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Projects of the Borrower and its Subsidiaries in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrower or any Subsidiary under, Environmental Laws, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Projects of the Borrower and its Subsidiaries in violation of, or in a manner that could give rise to liability of the Borrower or any Subsidiary under, any applicable Environmental Laws.

(e)

No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or, to the Borrower’s knowledge, will be named as a party with respect to the Projects of the Borrower and its Subsidiaries, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative of judicial requirements outstanding under any Environmental Law with respect to the Projects of the Borrower and its Subsidiaries.

(f)

To the knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Projects of the Borrower and its Subsidiaries, or arising from or related to the operations of the Borrower and its Subsidiaries in connection with the Projects in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

5.20.

OFAC Representation

.  The Borrower is not, and shall not be at any time, a person with whom the Lenders are restricted from doing business under the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons.  In addition, the Borrower hereby agrees to provide to the Administrative Agent any information that the Administrative Agent deems necessary from time to time in order to ensure compliance with all applicable Laws concerning money laundering and similar activities.

5.21.

Intellectual Property.

(i) Borrower and each of its Subsidiaries owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) used in the conduct of their respective businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, or other proprietary right of any other Person.

(ii) Borrower and each of its Subsidiaries have taken all such steps as they deem reasonably necessary to protect their respective rights under and with respect to such Intellectual Property.

 (iii) No claim has been asserted by any Person with respect to the use of any Intellectual Property by Borrower or any of its Subsidiaries, or challenging or questioning the validity or effectiveness of any Intellectual Property.

(iv) The use of such Intellectual Property by Borrower and each of its Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect.

5.22.

Broker’s Fees

.  No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby.  Except as provided in the Fee

Letter, no other similar fees or commissions will be payable by any Lender for any other services rendered to the Borrower, any of the Subsidiaries of the Borrower or any other Person ancillary to the transactions contemplated hereby.

5.23.

Initial Collateral Properties

.  As of the Amendment Effective Date, Schedule 1 is a correct and complete list of all Initial Collateral Properties.

(a)

Each of the Initial Collateral Properties is not located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, the applicable Subsidiary Guarantor has obtained and will maintain through the Facility Termination Date the insurance prescribed in Section 5.17 hereof.

(b)

To the Borrower’s knowledge, each of the Initial Collateral Properties and the present use and occupancy thereof are in material compliance with all material zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws, and other similar laws (“Applicable Laws”).

(c)

Each of the Initial Collateral Properties is served by all utilities required for the current or contemplated use thereof.  Each of the Initial Collateral Properties has accepted or is equipped to accept such utility service.

(d)

All public roads and streets necessary for service of and access to each of the Initial Collateral Properties for the current or contemplated use thereof have been completed, and are open for use by the public, or appropriate insured private easements are in place.

(e)

Borrower is not aware of any material latent or patent structural or other significant deficiency of the Initial Collateral Properties.  Each of the Initial Collateral Properties is free of damage and waste that would materially and adversely affect the value of the Initial Collateral Properties, is in good repair and to Borrower’s knowledge there is no deferred maintenance other than ordinary wear and tear.  Each of the Initial Collateral Properties is free from damage caused by fire or other casualty.

(f)

To Borrower’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Initial Collateral Properties are in a good and safe condition and repair and to Borrower’s knowledge, in material compliance with all Applicable Laws with respect to such systems.

(g)

All improvements on the Initial Collateral Properties lie within the boundaries and building restrictions of the legal description of record of Initial Collateral Properties, no improvements encroach upon easements benefiting the Initial Collateral Properties other than encroachments that do not materially adversely affect the use or occupancy of the Initial Collateral Properties and no improvements on adjoining properties encroach upon the Initial Collateral Properties or easements benefiting the Initial Collateral Properties other than encroachments that do not materially adversely affect the use or occupancy of the Initial Collateral Properties.

(h)

All Leases are in full force and effect.  Borrower is not in default under any Lease and Borrower has disclosed to Lenders in writing any material default, of which

Borrower has knowledge, under any Lease which demises more than five percent (5%) of the total gross leaseable area of the related Project.

(i)

There are no material delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Initial Collateral Properties except to the extent such items are being contested in good faith and as to which adequate reserves have been provided, except that certain income tax returns of Borrower, Parent or any Subsidiary thereof may be on extension.  Each of the Initial Collateral Properties is taxed separately without regard to any other property not included in the Initial Collateral Properties and for all purposes each of the various contiguous components of the Initial Collateral Properties.

(j)

No condemnation proceeding or eminent domain action is pending or threatened against any of the Initial Collateral Properties which would impair the use, sale or occupancy of such Initial Collateral Property (or any portion thereof) in any material manner.

(k)

Each of the Initial Collateral Properties is not, nor is any direct or indirect interest of the Borrower or any Subsidiary therein, subject to any Lien other than Permitted Liens set forth in clauses (i) through (iv) of Section 6.16 or to any Negative Pledge (other than the Liens and Negative Pledges created pursuant to this Agreement to secure the obligations of the Borrower and the Subsidiary Guarantors).

5.24.

No Bankruptcy Filing

.  Neither Borrower nor any of its Subsidiaries is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against any of such Persons.

5.25.

No Fraudulent Intent

.  Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by Borrower or the Subsidiary Guarantors with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

5.26.

Transaction in Best Interests of Borrower and Subsidiary Guarantors; Consideration

.  The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of Borrower and the Subsidiary Guarantors and their respective creditors.  The direct and indirect benefits to inure to Borrower and the Subsidiary Guarantors pursuant to this Agreement and the other Loan Documents constitute substantially more than “reasonably equivalent value” (as such term is used in §548 of the Bankruptcy Code) and “valuable consideration,” “fair value,” and “fair consideration” (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by Borrower and the Subsidiary Guarantors pursuant to this Agreement and the other Loan Documents, and but for the willingness of each Subsidiary Guarantor to guaranty the Obligations, Borrower would be unable to obtain the financing contemplated hereunder which financing will enable Borrower and its subsidiaries to have available financing to conduct and expand their business.  Borrower and its Subsidiaries constitute a single integrated financial enterprise and receives a benefit from the availability of credit under this Agreement.

5.27.

Subordination

.  Borrower is not a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other indebtedness or obligation of any such Persons.

5.28.

Tax Shelter Representation

.  Borrower does not intend to treat the Loans, and/or related transactions as being a “reportable transaction” (within the meaning of United States Treasury Regulation Section 1.6011-4).  In the event Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof.  If Borrower so notifies the Administrative Agent, Borrower acknowledges that one or more of the Lenders may treat its Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

5.29.

Anti-Terrorism Laws

.

(i)

None of the Borrower or any of its Affiliates is in violation of any laws or regulations relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

(ii)

None of the Borrower or any of its Affiliates, or any of its brokers or other agents acting or benefiting from the Loan is a Prohibited Person.  A “Prohibited Person” is any of the following:

(1)

a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(2)

a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(3)

a person or entity with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(4)

a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(5)

a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list.

(iii)

None of the Borrower or any of its Affiliates or any of its brokers or other agents acting in any capacity in connection with the Loan (1) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (2) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

Borrower shall not (1) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and Borrower shall deliver to Administrative Agent any certification or other evidence requested from time to time by Administrative Agent in its reasonable discretion, confirming Borrower’s compliance herewith).

Notwithstanding the foregoing, at any time that Borrower retains its status as a publicly held company, the representations made in this Section 5.29 are limited to the Borrower’s knowledge with respect to Affiliates who are Affiliates due to ownership due to 10% or more of any class of voting securities.

5.30.

Survival

. All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of Borrower or any of its Subsidiaries to the Administrative Agent or any Lender pursuant to or in connection with this Amendment or the Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower prior to the Amendment Effective Date and delivered to the Administrative Agent or any Lender in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement.  All such representations and warranties under this Amendment, the Agreement or any of the other Loan Documents shall survive the effectiveness of this Amendment, the execution and delivery of any additional Loan Documents and the making of further Loans and the issuance of further Facility Letters of Credit.

ARTICLE VI.

COVENANTS

During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1.

Financial Reporting

.  The Borrower will maintain for the Consolidated Group a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Lenders:

(i)

As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the Borrower and its Subsidiaries, financial statements prepared in accordance with GAAP, including an unaudited consolidated balance sheet as of the close of each such period and the related unaudited consolidated income statement and statement of cash flows of the Borrower and its Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, if any, all certified by an Authorized Officer of the Borrower;

(ii)

As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the Borrower and its Subsidiaries, the following reports in form and substance reasonably satisfactory to the Administrative Agent, all certified by an Authorized Officer of the Borrower:

(1)

a schedule listing all Projects and summary information for each Project, including location, square footage, occupancy, Net Operating Income, debt, and such additional information on all Projects as may be reasonably requested by the Administrative Agent,

(2)

rent rolls and operating statements for each of the Initial Collateral Properties and Qualifying Collateral Pool Properties, as applicable, and

(3)

at any time on or subsequent to September 30, 2009, such information as is reasonably requested by the Administrative Agent to determine compliance with the covenants contained in Sections 6.21(iv)- (vii) of this Agreement;

(iii)

As soon as available, but in any event not later than 90 days after the close of each fiscal year, subject to a thirty (30) day extension right of Borrower if needed for fiscal year 2008 only, for the Borrower and its Subsidiaries, audited financial statements, including a consolidated balance sheet as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, prepared by independent certified public accountants of nationally recognized standing reasonably acceptable to Administrative Agent, and indicating no material weakness in Borrower’s  internal controls, together with such additional information and consolidating schedules as may be reasonably requested by the Administrative Agent;

(iv)

As soon as available, but in any event not later than 90 days after the close of each fiscal year, subject to a thirty (30) day extension right of Borrower for the 2008 fiscal year only, for the Borrower and its Subsidiaries, a statement detailing the contributions to Annualized Consolidated NOI from each individual Project for the prior fiscal year in form and substance reasonably satisfactory to the Administrative Agent, certified by an Authorized Officer of the Borrower;

(v)

Together with the quarterly and annual financial statements required hereunder, a compliance certificate in substantially the form of Exhibit A hereto signed by an Authorized Officer of the Borrower showing the calculations and computations necessary to determine compliance with this Agreement and stating that, to such officer’s knowledge, no Default or Unmatured Default exists, or if, to such officer’s knowledge, any Default or Unmatured Default exists, stating the nature and status thereof;

(vi)

As soon as possible and in any event within 10 days after a responsible officer of the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto;

(vii)

As soon as possible and in any event within 10 days after receipt by a responsible officer of the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by such Borrower or any of its Subsidiaries, which, in either case, could have a Material Adverse Effect;

(viii)

Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished, including without limitation all form 10-K and 10-Q reports filed with the SEC; and

(ix)

Such other information (including, without limitation, financial statements for the Borrower and non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

6.2.

Use of Proceeds

.

 (a) The Borrower will use the proceeds of the Advances solely (i) to finance the cost of the Borrower’s or its Subsidiaries’ development and redevelopment of Projects, and related tenant improvements, capital expenditures, leasing commissions, (ii) for bridge debt financing, and (iii) for working capital (but in all circumstances excluding the repurchase of any common shares of the Borrower), including without limitation payment of “earn-outs,” other payments Borrower or any Subsidiary is contractually obligated to make as a result of any prior acquisitions of Projects, contractually obligated payments for redemptions of membership interests under limited liability company operating agreements, and margin payments with respect to Marketable Securities.

(b) Borrower may also use the proceeds of the Advances for the acquisition of Projects, provided that: (i) such acquisitions are only those (A) which Borrower or another member of the Consolidated Group is contractually obligated to purchase as of the Amendment Effective Date, (B) which Borrower or another member of the Consolidated Group is purchasing pursuant to a right of first refusal or other option to purchase which is in existence on the Amendment Effective Date and either (1) the Advisor has committed in writing to purchase such Project at, or immediately after, closing in exchange for repayment of Borrower’s entire investment therein or (2) such Project will be purchased free from any Secured Indebtedness and will be encumbered as of the date of purchase by a Mortgage and included in the Collateral hereunder, or (C) which are being acquired to complete an exchange pursuant to Section 1031 of the Code at an acquisition price that does not exceed the reinvestment necessary to defer recognition of gain from the disposition of another Project; and (ii) the aggregate amount of such proceeds used for acquisition of Projects does not exceed (A) $50,000,000 in the aggregate for the period from the Amendment Effective Date through and including March 31, 2010 and (B) $200,000,000 in the aggregate for the period from the Amendment Effective Date through the end of the term of this Agreement.

(c) Without limitation of the foregoing, the Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances (i) to purchase or carry any “margin stock” (as defined in Regulation U) if such usage could constitute a violation of Regulation U by any Lender, (ii) to fund any purchase of, or offer for, any Capital Stock of any Person, unless such Person has consented to such offer prior to any public announcements relating thereto, or (iii) to make any Acquisition other than a Permitted Acquisition.

6.3.

Notice of Default

.  The Borrower will give, and will cause each of its Subsidiaries to give, prompt notice in writing to the Administrative Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise (including the filing of material litigation), which could reasonably be expected to have a Material Adverse Effect.

6.4.

Conduct of Business

.  The Borrower will do, and will cause each of its Subsidiaries to do, all things necessary to remain duly incorporated or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited partnership, or limited liability company, as the case may be, in its jurisdiction of incorporation/formation (except with respect to mergers permitted pursuant to Section 6.12 and Permitted Acquisitions) and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct its businesses in substantially the same manner as they are presently conducted where the failure to do so could reasonably be expected to have a Material Adverse Effect and, specifically, neither the Borrower nor its Subsidiaries may undertake any business other than the acquisition, development, ownership, management, operation and leasing of Projects, and any business activities and investments incidental thereto, including investments in Marketable Securities, subject to the limitations on Permitted Investments and Permitted Acquisitions established hereunder.

6.5.

Taxes

.  Subject to any more stringent requirements contained in the Mortgages with respect to the Initial Collateral Properties and the Qualifying Collateral Properties, the Borrower will pay, and will cause each of its Subsidiaries to pay, when due all taxes, assessments and governmental charges and levies upon them or their income, profits or Projects, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

6.6.

Insurance

.  Subject to any more stringent requirements contained in the Mortgages with respect to the Initial Collateral Properties and the Qualifying Collateral Properties, the Borrower will, and will cause each of its Subsidiaries to, maintain insurance which is consistent with the representation contained in Section 5.17 on all their Property and the Borrower will furnish to any Lender upon reasonable request full information as to the insurance carried.

6.7.

Compliance with Laws

.  Subject to any more stringent requirements contained in the Mortgages with respect to the Initial Collateral Properties and the Qualifying Collateral Properties, the Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject, the violation of which could reasonably be expected to have a Material Adverse Effect.

6.8.

Maintenance of Properties

.  The Borrower will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep their respective Projects and Properties, reasonably necessary for the continuous operation of the Projects, in good repair, working order and condition, ordinary wear and tear excepted.

6.9.

Inspection

.  The Borrower will, and will cause each of its Subsidiaries to, permit the Lenders upon reasonable notice, by their respective representatives and agents, to inspect any of the Projects, corporate books and financial records of the Borrower and each of its Subsidiaries, to examine and make copies of the books of accounts and other financial records of the Borrower and each of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and each of its Subsidiaries with officers thereof, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate.

6.10.

Maintenance of Status

.  The Borrower shall at all times  maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code relating to such status.

6.11.

Dividends

.  Prior to April 1, 2010, the Borrower shall not (i) make any distributions in redemption of any Capital Stock of the Borrower, or (ii) make or declare any distributions or similar distributions with respect to its common Capital Stock which would cause the total of all dividends and distributions with respect to any period to exceed the minimum amount of dividends necessary to maintain its status as a real estate investment trust. From and after April 1, 2010, so long as the Borrower has achieved compliance with the covenants set forth in Sections 6.21(v)-(vii) that become effective March 31, 2010, and provided that no Default then exists under the Loan Documents, the Borrower may resume making redemptions and dividends and distributions in excess of such minimum so long as the Dividend Payout Ratio of the Borrower shall not, in any event, exceed 95%.  Notwithstanding the foregoing, but subject to the final sentence of this Section 6.11, the Borrower shall not, during the continuation of any Default under the Loan Documents, be permitted to make or declare any dividends or similar distributions without the written consent of the Administrative Agent and Required Lenders.  The Borrower shall, on a quarterly basis, deliver to the Administrative Agent evidence satisfactory to the Administrative Agent of the application of Dividend Reinvestment Proceeds and a certificate from the chief financial officer of the Borrower that the Borrower shall continue to be in compliance with all applicable provisions of the Code and its bylaws and operating covenants after giving effect to such dividends or distributions.  Notwithstanding the foregoing, the Borrower shall be permitted at all times to distribute the minimum amount of dividends necessary to maintain its tax status as a real estate investment trust.

6.12.

Merger; Sale of Assets

.  The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any merger (other than mergers in which the Borrower or one of its Subsidiaries is the survivor and mergers of Subsidiaries as part of transactions that are Permitted Acquisitions provided that following such merger the target entity becomes a Wholly-Owned Subsidiary of Borrower), consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a Substantial Portion of their Properties, except for (a) such transactions that occur between Wholly-Owned Subsidiaries or between Borrower and a Wholly-Owned Subsidiary and (b) mergers solely to change the jurisdiction of organization of a Subsidiary, provided that, in any event, approval in advance by the Required Lenders shall be required for transfer or disposition in any quarter of assets with an aggregate value greater than 10% of Total Asset Value, or any merger resulting in an increase to the Total Asset Value of more than 25% and the Borrower shall, regardless of any such merger or other transaction, continue as a surviving entity.  Regardless of whether approval of the Required Lenders is necessary, for any sale, merger, or transfer of any Project or ownership interest in a Project which causes the aggregate value of such transactions in a single calendar quarter to exceed $250,000,000, the Borrower will give prior notice to the Administrative Agent and will deliver to the Administrative Agent a pro-forma compliance certificate based on the results of such transaction demonstrating compliance with the covenants contained herein.

6.13.

Current Borrower Transactions

. Notwithstanding any provisions of this Agreement to the contrary, Lenders acknowledge the existence of and waive all right of prior notice, consent and approval to the Pre-Approved Dispositions listed on Schedule 5 of this Agreement.

6.14.

Sale and Leaseback

.  The Borrower will not, nor will it permit any of its Subsidiaries to, sell or transfer a Substantial Portion of its Property in order to concurrently or subsequently lease such Property as lessee.

6.15.

Acquisitions and Investments

.  The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefore, or become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

(i)

Cash Equivalents and Marketable Securities;

(ii)

Investments in existing Subsidiaries, Investments in Subsidiaries formed for the purpose of developing or acquiring Projects, Investments in joint ventures and partnerships engaged solely in the business of purchasing, developing, owning, operating, leasing and managing Projects;

(iii)

transactions permitted pursuant to Section 6.12;

(iv)

Permitted Investments pursuant to Section 6.23;

(v)

Acquisitions of Persons whose primary operations consist of the ownership, development, operation and management of Projects; and

(vi)

Acquisition of the Advisor and/or property management companies.

provided that, after giving effect to such Acquisitions and Investments, Borrower continues to comply with all its covenants herein.  Acquisitions permitted pursuant to this Section 6.15 shall be deemed to be “Permitted Acquisitions”.

6.16.

Liens

.  Subject to any more stringent requirements contained in the Mortgages with respect to the Initial Collateral Properties and the Qualifying Collateral Properties, the Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

(i)

Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(ii)

Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

(iii)

Liens arising out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv)

Easements, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries; and

(v)

First priority Liens other than Liens described in subsections (i) through (iv) above arising in connection with any Indebtedness permitted hereunder to the extent such Liens will not result in a Default in any of Borrower’s covenants herein.

Liens permitted pursuant to this Section 6.16 shall be deemed to be “Permitted Liens”.

6.17.

Affiliates

.  The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

6.18.

Financial Undertakings

.  The Borrower will not enter into or remain liable upon, nor will they permit any Subsidiary to enter into or remain liable upon, any Financial Undertaking, except to the extent required to protect the Borrower and its Subsidiaries against increases in interest payable by them under variable interest Indebtedness.

6.19.

Variable Interest Indebtedness

.  The Borrower and its Subsidiaries shall not permit the outstanding principal balance of any Consolidated Outstanding Indebtedness which bears interest at an interest rate that is not fixed through the maturity date of such Indebtedness to exceed twenty percent (20%) of Total Asset Value, unless all of such Indebtedness in excess of such amount is subject to a Rate Management Transaction approved by the Administrative Agent that effectively converts the interest rate on such excess to a fixed rate.

6.20.

Consolidated Net Worth

.  The Borrower shall maintain a Consolidated Net Worth of not less than $1,750,000,000 plus seventy-five percent (75%) of the equity contributions or sales of treasury stock received by the Borrower after March 31, 2009.

6.21.

Indebtedness and Cash Flow Covenants

.  The Borrower on a consolidated basis with its Subsidiaries shall not permit:

(i)

The Leverage Ratio to exceed (A) seventy percent (70%), at any time prior to March 31, 2010, (B) sixty-five percent (65%) on March 31, 2010 and at any time subsequent to March 31, 2010 through December 31, 2010, and (C) sixty percent (60%) on and at any time subsequent to December 31, 2010;

(ii)

The Fixed Charge Coverage Ratio to be less than (A) 1.75 at any time prior to March 31, 2010, and (B) 1.60 on March 31, 2010 and at any time subsequent to March 31, 2010 provided that Borrower is in compliance with Sections 6.21(v)-(vii), below;

(iii)

The aggregate amount, without duplication, of (A) all Unsecured Indebtedness of the Borrower or of any of its Subsidiaries, (B) all Guarantee Obligations of the Borrower or of any of its Subsidiaries, (C) all Recourse Indebtedness of the Borrower or of any of its Subsidiaries (excluding for purposes of each of clauses (A), (B) and (C) of this Section 6.21(iii) all Indebtedness and Guarantee Obligations owing to the Lenders from time to time pursuant this Agreement) to exceed $200,000,000, provided that, so long as Borrower has achieved compliance with the financial covenants set forth in Sections 6.21(v)-(vii) by March 31, 2010, Borrower may incur an additional $100,000,000 in the aggregate of Recourse Indebtedness, which is also Secured Indebtedness, provided that each such additional loan included in such secured Recourse Indebtedness had, at the time of origination of such loan, a loan to value ratio (based on the lesser of appraised value of the collateral securing such Recourse Indebtedness or the amount of Total Asset Value attributable to such collateral) of sixty-five percent (65%) or less;

(iv)

As of September 30, 2009, or any time thereafter through but not including March 31, 2010, the Collateral Pool Leverage Ratio to be more than eighty percent (80%);

(v)

As of March 31, 2010, or at any time thereafter the Collateral Pool Leverage Ratio to be more than sixty percent (60%);

(vi)

As of March 31, 2010, or any time thereafter (A)  the Collateral Pool Value to   be less   than $200,000,000, or (B) there to be fewer than five Qualifying Collateral Pool   Properties; or

(vii)

As of March 31, 2010, or any time thereafter, Collateral Pool Debt Service

Coverage to be equal to or less than 1.50 to 1.00.

6.22.

Environmental Matters

.  The Borrower and its Subsidiaries shall:

(a)

Comply with, and use all reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use all reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect; provided that in no event shall the Borrower or its Subsidiaries be required to modify the terms of leases, or renewals thereof, with existing tenants (i) at Projects owned by the Borrower or its Subsidiaries as of the date hereof, or (ii) at Projects hereafter acquired by the Borrower or its Subsidiaries as of the date of such acquisition, to add provisions to such effect.

(b)

Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that (i) the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect, or (ii) the Borrower has determined in good faith that contesting the same is not in the best interests of the Borrower and its Subsidiaries and the failure to contest the same could not be reasonably expected to have a Material Adverse Effect.

(c)

Defend, indemnify and hold harmless Administrative Agent and each Lender, and its respective officers, directors, agents and representatives from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower, its Subsidiaries or the Projects, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefore.  This indemnity shall continue in full force and effect regardless of the termination of this Agreement.

(d)

Prior to the acquisition of a new Project after the Amendment Effective Date, perform or cause to be performed an environmental investigation which investigation shall at a minimum comply with the specifications and procedures attached hereto as Exhibit C.  In connection with any such investigation,

Borrower shall cause to be prepared a report of such investigation, to be made available to any Lenders upon reasonable request, for informational purposes and to assure compliance with the specifications and procedures.

6.23.

Permitted Investments

.  The Consolidated Group’s activities shall be limited to acquiring Core Projects, holding First Mortgage Receivables, engaging in construction activities and any business activities and investments incidental thereto (including ownership of common and preferred stock in other real estate investment trusts and investments in Marketable Securities) except that the following Investments (“Permitted Investments”) shall also be permitted so long as the aggregate value of the Permitted Investments under the following clauses (a) through (d) shall not at any time exceed twenty-five percent (25%) of Total Asset Value:

(a)

Unimproved Land and any other land not included in Unimproved Land or Construction in Progress;

(b)

Investments in (i) Investment Affiliates and (ii) any entity which is not a Wholly-Owned Subsidiary (valued at the greater of the cash investment in that entity by the Borrower or the portion of Total Asset Value attributable to such entity or its assets as the case may be);

(c)

Investment in Non-Core Projects; and

(d)

Construction in Progress.

For purposes of this covenant, the Borrower may make a good faith determination as to whether a mixed use Project is primarily retail or primarily non-retail.  The order and method of calculating the foregoing limitations shall be as shown on the form of compliance certificate attached as Exhibit A.

6.24.

Minimum Average Occupancy

.  The Borrower agrees that the average economic occupancy of the overall portfolio of Projects (excluding Construction in Progress) owned by the Consolidated Group for each fiscal quarter shall exceed 80% of the average gross leaseable area of such Projects for such fiscal quarter.  As used herein, economic occupancy shall mean occupancy by a tenant other than an Excluded Tenant, provided that (i) space in such Projects which is subject to a master lease obligation of the seller may be included in the calculation of economic occupancy in a Project that is included as economically occupied space, provided the total master lease space does not exceed 5% of the total space in the overall portfolio of Projects, and (ii) space in a Project which is subject to a master lease obligation of the seller of such Project may be included in the calculation of economic occupancy even though no tenant is in occupancy provided that the amount of square feet of master leased space in a Project that is included as economically occupied space does not exceed 15% of the total space in such Project considered to be economically occupied.

6.25.

Prohibited Encumbrances

.  The Borrower agrees that neither the Borrower nor any other members of the Consolidated Group shall (i) create or permit a Lien against any Project other than a single first-priority mortgage, deed to secure debt or deed of trust, (ii) create or permit a Lien on any Capital Stock or other ownership interests in any member of the Consolidated Group or any Investment Affiliate (other than the Liens against the Collateral created under the Loan Documents) or (iii) enter into or be subject to any agreement governing any Indebtedness which constitutes a “negative pledge”, an unencumbered asset covenant or other similar covenant or restriction which prohibits or limits the ability of Borrower or any other member of the Consolidated Group to sell or create Liens against any Projects (other than restrictions on further subordinate Liens on Projects already encumbered by a first-priority mortgage, deed to secure debt or deed of trust).

6.26.

  Subsidiary Guaranty

.  Borrower shall cause each of its existing Subsidiaries listed on Schedule 4, which includes all current subsidiaries of Borrower other than Excluded Subsidiaries, to execute and deliver to the Administrative Agent the Subsidiary Guaranty.  Borrower shall cause each Subsidiary which is hereafter acquired or formed (other than Excluded Subsidiaries) to execute and deliver to the Administrative Agent a joinder in the Subsidiary Guaranty in the form of Exhibit A attached to the form of Subsidiary Guaranty. Borrower covenants and agrees that each Subsidiary which it shall cause to execute the Subsidiary Guaranty shall be fully authorized to do so by its supporting organizational and authority documents and shall be in good standing in its state of organization and shall have obtained any necessary foreign qualifications required to conduct its business.  If a Subsidiary that is initially not required to join in a Subsidiary Guaranty because it was an Excluded Subsidiary is later not precluded from doing so, then Borrower shall cause such Subsidiary to join in the Subsidiary Guaranty. The delivery by Borrower to the Administrative Agent of any such joinder shall be deemed a representation and warranty by Borrower that each Subsidiary which Borrower caused to execute the Subsidiary Guaranty has been fully authorized to do so by its supporting organizational and authority documents and is in good standing in its state of organization and has obtained any necessary foreign qualifications required to conduct its business.

           6.27

Releases. If any Subsidiary which then is a party to the Subsidiary Guaranty or if any other Subsidiary with respect to which the Borrower’s direct or indirect ownership interests have been pledged under a Collateral Assignment or whose Project has been encumbered with a Mortgage either incurs Secured Indebtedness that will prohibit the continuation of its liability under the Subsidiary Guaranty or such pledge of ownership interests under the Collateral Assignment or the continuation of such Mortgage or is selling all of its assets, and if the release of such Collateral has been approved to the extent required under Section 2.3 above, then such Subsidiary will be released from its obligations under the Subsidiary Guaranty, or the direct or indirect ownership interests therein and the Mortgage shall be released, as the case may be, upon receipt by the Agent of all net proceeds of such Secured Indebtedness or net sale proceeds. Such release shall become effective upon the date that such Subsidiary Guarantor incurs such Secured Indebtedness or so sells all of its assets and so remits the proceeds to the Administrative Agent on behalf of the Lenders for application under Section 2.8 of the Agreement.

6.28.

Amendments to Organizational Documents

. The Borrower shall not permit any material amendment to be made to its organizational documents without the prior written consent of the Required Lenders.

6.29

Distributions of Excess Funds to Deposit Account.  The Borrower shall cause the Subsidiaries to deposit all of their rental revenue into three lockbox accounts at the Depository Bank and, directly or through their management agent, to irrevocably direct the Depository Bank to transfer all funds in such lockbox accounts to the Holdco Account not less frequently than once each month. The Borrower further agrees to irrevocably direct the Depository Bank to distribute, not less frequently than once each month, all Excess Funds held in the Holdco Account into the Deposit Account. Notwithstanding the foregoing, to the extent that rental revenue of any Subsidiaries is held separately pursuant to separate lockbox agreements required by the holder of Secured Indebtedness of such Subsidiary, the Borrower shall cause such Subsidiary to direct that any Excess Funds from such lockbox agreements due to the Borrower after payment of all operating expenses, debt service and required reserves shall be deposited directly into the Deposit Account.

ARTICLE VII.

DEFAULTS

The occurrence of any one or more of the following events shall constitute a Default:

7.1.

Nonpayment of any principal payment due hereunder or under any Note when due.  Nonpayment of interest upon any Note or of any Unused Fee or other payment Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due.

7.2.

The breach of any of the terms or provisions of Sections 6.2 through 6.21 and 6.23 through 6.27.

7.3.

Any representation or warranty made or deemed made by or on behalf of the Borrower or any other members of the Consolidated Group to the Lenders or the Administrative Agent under or in connection with the Agreement, any Loan, or any material certificate or information delivered in connection with the Agreement or any other Loan Document shall be materially false on the date as of which made.

7.4.

The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2, 7.3 or 7.4) of any of the terms or provisions of the Agreement which is not remedied within five (5) days after written notice from the Administrative Agent or any Lender.

7.5.

Failure of the Borrower or any other member of the Consolidated Group to pay when due any Recourse Indebtedness, regardless of amount, or any other Indebtedness in excess of $250,000,000 in the aggregate (collectively, “Material Indebtedness”); or the default by the Borrower or any other member of the Consolidated Group in the performance of any term, provision or condition contained in any agreement, or any other event shall occur or condition exist, which causes or permits any such Material Indebtedness to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof (provided that (i) the failure to pay any such Material Indebtedness shall not constitute a Default so long as the Borrower or such member of the Consolidated Group is diligently contesting the payment of the same by appropriate legal proceedings and the Borrower or such member of the Consolidated Group has set aside, in a manner reasonably satisfactory to Administrative Agent, a sufficient reserve to repay such Indebtedness plus all accrued interest thereon calculated at the default rate thereunder and costs of enforcement in the event of an adverse outcome or (ii) in the case of Secured Indebtedness encumbering a Project which is not Recourse Indebtedness, the failure to pay any such Material Indebtedness shall not constitute a Default so long as the only default by Borrower or such member is the failure to pay such Indebtedness when due at maturity and Borrower or such member is actively pursuing the extension or refinancing of such Indebtedness and the holder of such Indebtedness has not initiated a foreclosure of its Lien or proceedings to have a receiver appointed for the collateral securing such Indebtedness, provided that the deferral under this clause (ii) shall not extend for more than ninety (90) days after the maturity date of such Secured Indebtedness, subject to extension of such deferral period for an additional thirty (30) days if prior to the expiration of such 90 day period Borrower has provided to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that Borrower or such member is continuing to diligently pursue such an extension or refinancing).

7.6.

The Borrower or any other member of the Consolidated Group shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (vi) fail to contest in good faith any appointment or proceeding described in Section 7.8 or (vii) admit in writing its inability to pay its debts generally as they become due.

7.7.

A receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any other member or for any Substantial Portion of the Property of the Borrower or such other member of the Consolidated Group, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any such other member of the Consolidated Group and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of ninety (90) consecutive days.

7.8.

The Borrower or any other member of the Consolidated Group shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders issued in proceedings with respect to which Borrower has been properly served or has been given due and proper written notice for the payment of money in an amount which, (excluding, however, any such judgments or orders related to any then outstanding Indebtedness which is not Recourse Indebtedness and which was not paid when due or is otherwise in default as described in Section 7.5 above, not to exceed in the aggregate the $250,000,000 limit on such Indebtedness set forth in such Section 7.5) , when added to all other judgments or orders outstanding against the Borrower or any other member of the Consolidated Group would exceed $50,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith.

7.9.

The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $500,000 per annum.

7.10.

The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $500,000.

7.11.

Failure to remediate within the time period permitted by law or governmental order, after all administrative hearings and appeals have been concluded (or within a reasonable time in light of the nature of the problem if no specific time period is so established), material environmental problems at Properties owned by the Borrower or any other Member of the Consolidated Group or Investment Affiliates where aggregate book values are in excess of $50,000,000.

7.12.

The occurrence of any “Default” as defined in any Loan Document or the breach of any of the terms or provisions of any Loan Document, which default or breach continues beyond any period of grace therein provided.

7.13.

The attempted revocation, challenge, disavowment, or termination by the Borrower of any of the Loan Documents.

7.14.

Any Change in Control shall occur.

7.15

Any Change in Management shall occur.

ARTICLE VIII.

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1.

Acceleration

.  If any Default described in Section 7.7 or 7.8 occurs with respect to the Borrower, the obligations of the Lenders to make Loans and hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender.  If any other Default occurs, so long as a Default exists Lenders shall have no obligation to make any Loans and the Required Lenders, at any time prior to the date that such Default has been fully cured, may permanently terminate the obligations of the Lenders to make Loans hereunder and declare the Obligations to be due and payable, or both, whereupon (i) if the Required Lenders have elected to accelerate, the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives and (ii) if any automatic or optional acceleration has occurred, the Administrative Agent, as directed by the Required Lenders (or if no such direction is given within 30 days after a request for direction, as the Administrative Agent deems in the best interests of the Lenders, in its sole discretion, until receipt of a subsequent direction from the Required Lenders), shall use its good faith efforts to collect, including without limitation, by filing and diligently pursuing judicial action, all amounts owed by the Borrower under the Loan Documents and to exercise all other rights and remedies available under applicable law.

In addition to the foregoing, following the occurrence of an Unmatured Default and so long as any Facility Letter of Credit has not been fully drawn and has not been cancelled or expired by its terms, upon demand by the Required Lenders the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto.  The Borrower shall have no control over funds in the Letter of Credit Collateral Account and shall not be entitled to receive any interest thereon.  Such funds shall be promptly applied by the Administrative Agent to reimburse the Issuing Bank for drafts drawn from time to time under the Facility Letters of Credit and associated issuance costs and fees.  Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless the Administrative Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

If, within 10 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.7 or 7.8 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, all of the Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

8.2.

Amendments

.  Subject to the provisions of this Article VIII the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement or waiver shall, without the consent of all Lenders:

(i)

Extend the Facility Termination Date (except as provided in Section 2.1), forgive all or any portion of the principal amount of any Loan or accrued interest thereon or of the Facility Letter of Credit Obligations or of the Unused Fee, reduce the Applicable Margins (or modify any definition herein which would have the effect of reducing the Applicable Margins) or the underlying interest rate options or extend the time of payment of any such principal, interest or Unused Fees and Facility Letter of Credit Fees.

(ii)

Change the percentage specified in the definition of Required Lenders.

(iii)

Increase the Aggregate Commitment beyond $300,000,000, provided that no Lender’s Commitment can be increased without the consent of such Lender.

(iv)

Permit the Borrower to assign its rights under the Agreement or otherwise release the Borrower from any portion of the Obligations.

(v)

Release any Subsidiary Guarantor (other than a Subsidiary Guarantor released pursuant to Section 6.27) from the Subsidiary Guaranty and from any liability it may undertake with respect to the Obligations.

(vi)

Amend Sections 2.13, 8.1, 8.2 or 11.2.

No amendment of any provision of the Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent.

8.3.

Preservation of Rights

.  No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence.  Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth.  All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

8.4.

Insolvency of Borrower

.  In the event of the insolvency of the Borrower, the Commitments shall automatically terminate, the Lenders shall have no obligation to make further disbursements of the Facility, and the outstanding principal balance of the Facility, including accrued and unpaid interest thereon, shall be immediately due and payable.

ARTICLE IX.

GENERAL PROVISIONS

9.1.

Survival of Representations

.  All representations and warranties of the Borrower contained in the Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

9.2.

Governmental Regulation

.  Anything contained in the Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3.

Taxes

.  Any taxes (excluding taxes on the overall net income of any Lender) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

9.4.

Headings

.  Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.5.

Entire Agreement

.  The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior commitments, agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof.

9.6.

Several Obligations; Benefits of the Agreement

.  The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such).  The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.  The Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to the Agreement and their respective successors and assigns.

9.7.

Expenses; Indemnification

.  The Borrower shall reimburse the Administrative Agent for any costs, internal charges and out-of-pocket expenses (including, without limitation, all Appraisal costs, all reasonable fees for consultants and fees and reasonable expenses for attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the administration, amendment, modification, and enforcement of the Loan Documents.  The Borrower also agrees to reimburse the Administrative Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including, without limitation, all fees and reasonable expenses for attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents (including, without limitation, any workout).  The Borrower further agrees to indemnify the Administrative Agent, each Lender and their Affiliates, and their directors, employees, and officers against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all fees and reasonable expenses for attorneys of the indemnified parties, all expenses of litigation or preparation therefore whether or not the Administrative Agent, or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to the Agreement, the other Loan Documents, the Projects, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefore. The Borrower agrees not to assert any claim against the Administrative Agent or any Lender, any of their respective Affiliates, or any of their or their respective Affiliates’ officers, directors, employees, attorneys and agents, on any theory of liability, for consequential or punitive damages arising out of or otherwise relating to any facility hereunder, the actual or proposed use of the Loans or any Letter of Credit, the Loan Documents or the transactions contemplated thereby. The Borrower agrees that during the term of the Agreement, it shall under no circumstances claim, and hereby waives, any right of offset, counterclaim or defense against the Administrative Agent or any Lender with respect to the Obligations arising from, due to, related to or caused by any obligations, liability or other matter or circumstance which is not the Obligations and is otherwise unrelated to the Agreement. Any assignee of a Lender’s interest in and to the Agreement, its Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which the Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by the Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by the Borrower. The obligations of the Borrower under this Section shall survive the termination of the Agreement.

9.8.

Numbers of Documents

.  All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

9.9.

Accounting

.  Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

9.10.

Severability of Provisions

.  Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.11.

Nonliability of Lenders

.  The relationship between the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other, shall be solely that of borrowers and lender.  Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower.  Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations.

9.12.

CHOICE OF LAW

.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

9.13.

CONSENT TO JURISDICTION

.  THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR

PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

9.14.

WAIVER OF JURY TRIAL

.  THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

9.15.

USA Patriot Act Notice

.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

ARTICLE X.

THE ADMINISTRATIVE AGENT

10.1.

Appointment

.  KeyBank National Association, is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the agent of such Lender.  The Administrative Agent agrees to act as such upon the express conditions contained in this Article X.  Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of the Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in the Agreement and the other Loan Documents.  In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) shall perform its duties with respect to the administration of the Facility in the same manner as it does when it is the sole lender under this type of facility but does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in the Agreement and the other Loan Documents.  Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives, provided that the Administrative Agent shall, in any case, not be released from liability to the Lenders for damages or losses incurred by them as a result of the Administrative Agent’s gross negligence or willful misconduct.

10.2.

Powers

.  The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto.  The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

10.3.

General Immunity

.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for (i) any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct or, in the case of the Administrative Agent, its breach of an express obligation under the Agreement; or (ii) any determination by the Administrative Agent that compliance with any law or any governmental or quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a “highly leveraged transaction”.

10.4.

No Responsibility for Loans, Recitals, etc.

  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (v) the value, sufficiency, creation, perfection, or priority of any interest in any collateral security; or (vi) the financial condition of the Borrower.  Except as otherwise specifically provided herein, the Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

10.5.

Action on Instructions of Lenders

.  The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the required percentage of the Lenders needed to take such action or refrain from taking such action, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.  The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of the Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.  The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its reasonable satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

10.6.

Employment of Agents and Counsel

.  The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

10.7.

Reliance on Documents; Counsel

.  The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

10.8.

Administrative Agent’s Reimbursement and Indemnification

.  The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by Borrower and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct or a breach of the Administrative Agent’s express obligations and undertakings to the Lenders. The obligations of the Lenders and the Administrative Agent under this Section 10.8 shall survive payment of the Obligations and termination of the Agreement.

10.9.

Rights as a Lender

.  In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity.  The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by the Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiaries are not restricted hereby from engaging with any other Person.  The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

10.10.

Lender Credit Decision

.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Agreement and the other Loan Documents.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the other Loan Documents.

10.11.

Successor Administrative Agent

.  Except as otherwise provided below, KeyBank National Association shall at all times serve as the Administrative Agent during the term of this Facility.  The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign.  The Administrative Agent may be removed at any time with cause by written notice received by the Administrative Agent from the Required Lenders (but excluding, for purposes of calculating the percentage needed to constitute Required Lenders in such instance, the Commitment of the Administrative Agent from the Aggregate Commitment and the Advances held by the Administrative Agent from the total outstanding Advances), such removal to be effective on the date specified by such Lenders.  Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent.  Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder.  If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders.  No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment.  Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent.  Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents.  After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

10.12.

Notice of Defaults

.  If a Lender becomes aware of a Default or Unmatured Default, such Lender shall notify the Administrative Agent of such fact provided that the failure to give such notice shall not create liability on the part of a Lender.  Upon receipt of such notice that a Default or Unmatured Default has occurred or upon it otherwise having actual knowledge of any Default or Unmatured Default, the Administrative Agent shall notify each of the Lenders of such fact.

10.13.

Requests for Approval

.  If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten Business Days (or sooner if such notice specifies a shorter period for responses based on Administrative Agent’s good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent.  If the Lender does not so respond, that Lender shall be deemed to have approved the request.

10.14.

Defaulting Lenders

.  At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender’s right to vote on matters which are subject to the consent or approval of the Required Lenders, each affected Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender, except that the amount of the Commitment of the Defaulting Lender may not be changed without its consent.  If a Defaulting Lender has failed to fund its pro rata share of any Advance and until such time as such Defaulting Lender subsequently funds its pro rata share of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its pro rata share (such principal, interest and fees being referred to as “Senior Loans” for the purposes of this section).  All amounts paid by the Borrower and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective pro rata shares (recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full.  After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 10.14.  This provision governs only the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of the Agreement.  The provisions of this section shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of the Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender’s right to vote on matters which are subject to the consent or approval of the Required Lenders or all Lenders.

10.15.

Additional Agents

.  Neither the Documentation Agent nor the Syndication Agent as designated on the cover of the Agreement have any rights or obligations under the Loan Documents as a result of such designation or of any actions undertaken in such capacity, such parties having only those rights or obligations arising hereunder in their capacities as a Lender.

ARTICLE XI.

SETOFF; RATABLE PAYMENTS

11.1.

Setoff

.  In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower or any of the Subsidiary Guarantors becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any of its Affiliates to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender at any time prior to the date that such Default has been fully cured, whether or not the Obligations, or any part hereof, shall then be due.

11.2.

Ratable Payments

.  If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments of Swingline Loans and payments received pursuant to Sections 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans.  If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans.  In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XII.

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1.

Successors and Assigns

.  The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3.  The parties to the Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under the Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under the Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3.  The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person.  Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents.  Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

12.2.

Participations

.

(i)

Permitted Participants; Effect.  Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions, pension funds, or any other funds or entities (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents.  In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under the Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

(ii)

Voting Rights.  Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all the Lenders pursuant to the terms of Section 8.2 or of any other Loan Document.

(iii)

Benefit of Setoff.  The Borrower agree that each Participant which has previously advised the Borrower in writing of its purchase of a participation in a Lender’s interest in its Loans shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents.  Each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant, provided that such Lender and Participant may not each setoff amounts against the same portion of the Obligations, so as to collect the same amount from the Borrower twice.  The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

12.3.

Assignments

.

(i)

Permitted Assignments.  Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to any of such Lender’s affiliates or to one or more banks, financial institutions or pension funds or with the prior approval of the Borrower, which shall not be unreasonably withheld or delayed, to any other entity (“Purchasers”) all or any portion (greater than or equal to $5,000,000 for each assignee, so long as the hold position of the assigning Lender is not less than $5,000,000) of its rights and obligations under the Loan Documents.  Notwithstanding the foregoing, no approval of the Borrower shall be required for any such assignment if a Default has occurred and is then continuing.  Such assignment shall be substantially in the form of Exhibit B hereto or in such other form as may be agreed to by the parties thereto.  The consent of the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof.  Such consent shall not be unreasonably withheld.

(ii)

Effect; Effective Date.  Upon (i) delivery to the Administrative Agent of a notice of assignment, substantially in the form attached as Exhibit “I” to Exhibit B hereto (a “Notice of Assignment”), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee by the assignor or assignee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment.  The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are “plan assets” as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be “plan assets” under ERISA.  On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to the Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender, and the transferor Lender shall automatically be released on the effective date of such assignment, with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser.  Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting its Commitment, as adjusted pursuant to such assignment.

12.4.

Dissemination of Information

.  The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Borrower and its Subsidiaries, subject to Section 9.11 of the Agreement.

12.5.

Tax Treatment

.  If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5.

ARTICLE XIII.

NOTICES

13.1.

Giving Notice

.  Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices and other communications provided to any party hereto under the Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address (or to counsel for such party) as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

13.2.

Change of Address

.  The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

ARTICLE XIV.

COUNTERPARTS

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  This Amendment shall be effective when it has been executed by the Borrower, the Administrative Agent and the Required Lenders and each party has notified the Administrative Agent by telex or telephone, that it has taken such action.

(Remainder of page intentionally left blank.)

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:

Print Name:  Steven P. Grimes

Title:  Chief Operating Officer and Chief Financial Officer

2901 Butterfield Road

Oak Brook, Illinois  60523

Phone:  630-218-8000

Facsimile:  630-368-2308

Attention:  Steven P. Grimes

with a copy to:

2901 Butterfield Road

Oak Brook, Illinois  60523

Phone:  630-368-2861

Facsimile:  630-586-6446

Attention:  Dennis Holland

Signature Page to Credit Agreement

COMMITMENT:

KEYBANK NATIONAL ASSOCIATION,

$31,111,111.11

Individually and as Administrative Agent

By:

Print Name:  Kevin P. Murray

Title:  Senior Vice President

127 Public Square

8th Floor

Cleveland, Ohio 44114

Phone:  216-689-4660

Facsimile:  216-689-5819

Attention:  Kevin P. Murray

Signature Page to Credit Agreement

COMMITMENT:

NORDDEUTSCHE LANDESBANK

$31,111,111.11

GIROZENTRALE, NEW YORK BRANCH

By:

Print Name:  Malte Stoeckhert

Title:  Senior Director

By:

Print Name:  Lita Kot

Title:  Director

1114 Avenue of the Americas

37th Floor

New York, NY  10036

Phone:  212-812-6989

Facsimile:  212-812-6850

Attention:  Portfolio Management Group-Real Estate

Signature Page to Credit Agreement

COMMITMENT:

DEUTSCHE BANK TRUST COMPANY

$22,222,222.22

AMERICAS

By:

Print Name:  Perry Forman

Title:  Director

Phone:  212-250-3447

Facsimile:  212-797-8988

By:

Print Name:  James Rolison

Title:  Managing Director

Phone:  212-250-3352

Facsimile:  646-324-7450

60 Wall Street - 10th Floor

Mail Stop:  NYC60-1015

New York, NY  10005-2836

Signature Page to Credit Agreement

COMMITMENT:

CITICORP NORTH AMERICA, INC.

$22,222,222.22

By:

Print Name:  Ricardo James

Title:  Director

390 Greenwich Street

1st Floor

New York, NY  10013

Phone:  212-723-9647

Facsimile:  646-291-5996

Attention:  Archana Shah

Signature Page to Credit Agreement

COMMITMENT:

BANK OF AMERICA, NATIONAL ASSOCIATION

$22,222,222.22

By:

Print Name:  Trent A. Deguzis

Title:  Senior Vice President

Bank of America, N.A.

600 Peachtree St. NE

GA1-006-06-25

Atlanta, Georgia 30308

Phone:  404-607-4186

Facsimile:  404-607-4145

Attention:  Trent A. Deguzis

Signature Page to Credit Agreement

COMMITMENT:

MERRILL LYNCH BANK USA

$22,222,222.22

By:

Print Name:  Louis Alder

Title:  Director

15 West South Temple Street

Suite 300

Salt Lake City, UT  84101

Phone:  801-526-8324

Facsimile:  801-531-7470

Attention:  Derek Befus

Signature Page to Credit Agreement

COMMITMENT:

BMO CAPITAL MARKETS FINANCING, INC.

$22,222,222.22

By:

Print Name:  Aaron Lanski

Title: Vice President

111 West Monroe Street

10 Floor West

Chicago IL 60603

Phone: (312) 461-6364

Facsimile: (312) 293-4856

Signature Page to Credit Agreement

COMMITMENT:

RBS CITIZENS, NATIONAL ASSOCIATION,

$26,666,666.67

d/b/a Charter One

By:

Print Name: Michele S. Jawyn

Title: Vice President

1215 Superior Avenue, 6th Floor

Cleveland, Ohio 44114

Phone: (216)277-0471

Facsimile: (216)277-4607

Attention: Michele S. Jawyn

Signature Page to Credit Agreement

EXHIBIT A

COMPLIANCE CERTIFICATE

KeyBank National Association, as Administrative Agent

127 Public Square

Cleveland, Ohio  44114

Re:

Credit Agreement dated October 15, 2007, as amended by the Comprehensive Amendment to Credit Agreement dated as of April __, 2009 (as amended, modified, supplemented, restated, or renewed, from time to time, the “Agreement”) between INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. (the “Borrower”), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for itself and the other lenders parties thereto from time to time (“Lenders”).

Reference is made to the Agreement.  Capitalized terms used in this Certificate (including schedules and other attachments hereto, this “Certificate”) without definition have the meanings specified in the Agreement.

Pursuant to applicable provisions of the Agreement, Borrower hereby certifies to the Lenders that the information furnished in the attached schedules, including, without limitation, each of the calculations listed below are true, correct and complete in all material respects as of the last day of the fiscal periods subject to the financial statements and associated covenants being delivered to the Lenders pursuant to the Agreement together with this Certificate (such statements the “Financial Statements” and the periods covered thereby the “reporting period”) and for such reporting periods.

The undersigned hereby further certifies to the Lenders that:

1.

Compliance with Financial Covenants.  Schedule A attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

2.

Review of Condition.  The undersigned has reviewed the terms of the Agreement, including, but not limited to, the representations and warranties of the Borrower set forth in the Agreement and the covenants of the Borrower set forth in the Agreement, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower through the reporting periods.

3.

Representations and Warranties.  To the undersigned’s actual knowledge, the representations and warranties of the Borrower contained in the Loan Documents, including those contained in the Agreement, are true and accurate in all material respects as of the date hereof and were true and accurate in all material respects at all times during the reporting period except as expressly noted on Schedule B hereto.

4.

Covenants.  To the undersigned’s actual knowledge, during the reporting period, the Borrower observed and performed all of the respective covenants and other agreements under the Agreement and the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by the Borrower, except as expressly noted on Schedule B hereto.

5.

No Unmatured Default.  To the undersigned’s actual knowledge, no Default or Unmatured Default exists as of the date hereof or existed at any time during the reporting period, except as expressly noted on Schedule B hereto.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned this ___ day of _________.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:

Name:
Title:

SCHEDULE A TO COMPLIANCE CERTIFICATE

COMPLIANCE CALCULATION METHOD

SCHEDULE B TO COMPLIANCE CERTIFICATE

EXCEPTIONS, IF ANY

EXHIBIT B

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”) between KEYBANK NATIONAL ASSOCIATION (the “Assignor”) and _________________________ (the “Assignee”) is dated as of _____________, 200_.  The parties hereto agree as follows:

1.

PRELIMINARY STATEMENT.  The Assignor is a party to a Credit Agreement dated as of October 15, 2007, as amended by  Comprehensive Amendment to Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2.

ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents.  The Commitment purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

3.

EFFECTIVE DATE.  The effective date of this Assignment Agreement (the “Effective Date”) shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit “I” attached hereto has been delivered to the Agent.  Such Notice of Assignment must include the consent of the Agent required by Section 12.3.1 of the Credit Agreement.  In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Section 4 hereof are not made on the proposed Effective Date.  The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date.  As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

4.

PAYMENTS OBLIGATIONS.  On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby.  The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby.  In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Loans assigned to the Assignee hereunder which is outstanding on the Effective Date.  The Assignee will promptly remit to the Assignor (i) the portion of any principal payments assigned hereunder and received from the Agent and (ii) any amounts of interest on Loans and fees received from the Agent to the extent either (i) or (ii) relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date and have not been previously paid by the Assignee to the Assignor.  In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

5.

REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR’S LIABILITY.  The Assignor represents and warrants:  (a) that it is the legal and beneficial owner of the interest being assigned by it hereunder, (b) that such interest is free and clear of any adverse claim created by the Assignor, (c) that it has all necessary right and authority to enter into this Assignment, (d) that the Credit Agreement has not been modified or amended, (e) that the Assignor is not in default under the Credit Agreement, and (f) that, to the Assignor’s actual knowledge, the Borrowers are not in default under the Credit Agreement.  It is understood and agreed that the assignment and assumption hereunder is made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee.  Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

6.

REPRESENTATIONS OF THE ASSIGNEE.  The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, and (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA.

7.

INDEMNITY.  The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed by Assignee under this Assignment Agreement on and after the Effective Date.  The Assignor agrees to indemnify and hold the Assignee harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignee in connection with or arising in any manner from the Assignor’s non-performance of the obligations assigned to Assignee under this Assignment Agreement prior to the Effective Date.

8.

SUBSEQUENT ASSIGNMENTS.  After the Effective Date, the Assignee shall have the right pursuant to Section 12.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4 and 7 hereof.

9.

REDUCTIONS OF AGGREGATE COMMITMENT.  If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

10.

ENTIRE AGREEMENT.  This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

11.

GOVERNING LAW.  This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of [Assignor’s State].

12.

NOTICES.  Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement.  For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

ASSIGNOR:

[_____________________________________]

By:

Name: ___________________________________

Title:

ASSIGNEE:

[_____________________________________]

By:

Name: ___________________________________

Title:

SCHEDULE 1

to Assignment Agreement

1.

Description and Date of Credit Agreement:

2.

Date of Assignment Agreement:                                                                                  , 200__

3.

Amounts (As of Date of Item 2 above):

a.

Aggregate Commitment

under Credit Agreement

b.

Assignee’s Percentage

of the Aggregate Commitment

purchased under this

Assignment Agreement**

                               %

4.

Amount of Assignee’s

Commitment Purchased under this

Assignment Agreement:

$

5.

Proposed Effective Date:

Accepted and Agreed:

KEYBANK NATIONAL ASSOCIATION

[NAME OF ASSIGNEE]

By:

By:

Title:

Title:

**  Percentage taken to 10 decimal places.

Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

Attach Assignor’s Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

[to be provided by KeyBank]

EXHIBIT “I”

to Assignment Agreement

NOTICE OF ASSIGNMENT

________________, ____

To:

KeyBank National Association

Attention:

Borrower:

Inland Western Retail Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attention:  Steven P. Grimes

From:

[NAME OF ASSIGNOR] (the “Assignor”)

[NAME OF ASSIGNEE] (the “Assignee”)

1.

We refer to that Credit Agreement dated as of October 15, 2007 as amended by the Comprehensive Amendment to Credit Agreement (the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2.

This Notice of Assignment (this “Notice”) is given and delivered to the Agent pursuant to Section 12.3.2 of the Credit Agreement.

3.

The Assignor and the Assignee have entered into an Assignment Agreement, dated as of  ,  (the “Assignment”), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement.  The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any fee required by Section 12.3.2 of the Credit Agreement have been delivered to the Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

4.

The Assignor and the Assignee hereby give to the Agent notice of the assignment and delegation referred to herein.  The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter.  The Assignor shall notify the Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee.  At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

5.

If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrowers to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee.  The Assignor and, if

applicable, the Assignee each agree to deliver to the Agent the original Note received by it from the Borrowers upon its receipt of a new Note in the appropriate amount.

6.

The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

7.

The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are “plan assets” as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be “plan assets” under ERISA.

8.

The Assignee authorizes the Agent to act as its agent under the Loan Documents in accordance with the terms thereof.  The Assignee acknowledges that the Agent has no duty to supply information with respect to the Borrowers or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

NAME OF ASSIGNOR

NAME OF ASSIGNEE

By:

By:

Title:

Title:

ACKNOWLEDGED AND, IF REQUIRED BY THE CREDIT AGREEMENT, CONSENTED TO BY KEYBANK, NATIONAL ASSOCIATION, AS AGENT

By:

Title:

[Attach photocopy of Schedule 1 to Assignment]

EXHIBIT C

ENVIRONMENTAL INVESTIGATION SPECIFICATIONS AND PROCEDURES

Phase I Environmental Site Assessments to be prepared in accordance with the ASTM Standard Practice for Environmental Site Assessments:  Phase I Environmental Site Assessment Process (ASTM Designation E1527-94), a summary of which follows:

This ASTM practice is generally considered the industry standard for conducting a Phase I Environmental Site Assessment (ESA).  The purpose of this standard is to “define good commercial and customary practice in the Untied States of America for conducting an ESA of a parcel of commercial real estate with respect to the range of contaminants within the scope of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and petroleum products.”  The ASTM Phase I ESA is intended to permit a user to satisfy one of the requirements to qualify for the innocent landowner defense to CERCLA liability; that is, the practice that constitutes “all appropriate inquiry into the previous ownership and uses of the property consistent with good commercial or customary practices” as defined in 42 USC 9601(35)(B).

The goal of the ASTM Phase I ESA is to identify “recognized environmental conditions.”  Recognized environmental conditions means the presence or likely presence of any hazardous substances or petroleum products on a property under conditions that indicate an existing release, a past release, or a material threat of a release of any hazardous substances or petroleum products into structures on the property or into the ground, groundwater, or surface water of the property.  The term includes hazardous substances or petroleum products even under conditions in compliance with laws.  The term is not intended to include de minimus conditions that generally would not be the subject of an enforcement action if brought to the attention of appropriate governmental agencies.

The ASTM standard indicates that a Phase I ESA should consist of four main components:  1) Records Review; 2) Site Reconnaissance; 3) Interviews; and 4) Report.  The purpose of the records review is to obtain and review records that will help identify recognized environmental conditions in connection with the property.  The site reconnaissance involves physical observation of the property’s exterior and interior, as well as an observation of adjoining properties.  Interviews with previous and current owners and occupants, and local government officials provides insight into the presence or absence of recognized environmental conditions in connection with the property.  The final component of the ESA, the report, contains the findings of the ESA and conclusions regarding the presence or absence of recognized environmental conditions in connection with the property.  It includes documentation to support the analysis, opinions, and conclusions found in the report.

While the use of this practice is intended to constitute appropriate inquiry for purposes of CERCLA’s innocent landowner defense, it is not intended that its use be limited to that purpose.  The ASTM standard is intended to be an approach to conducting an inquiry designed to identify recognized environmental conditions in connection with a property, and environmental site assessments.

C-1

EXHIBIT D

FORM OF OPINION OF BORROWER’S COUNSEL

April __, 2009

KeyBank National Association,

as Administrative Agent for the Lenders

127 Public Square, 8th Floor

Cleveland, Ohio 44114

Re:

Credit Agreement dated as of October 15, 2007, as amended by a Comprehensive Amendment to Credit Agreement dated as of April __, 2009 (the “Credit Agreement”), by and among Inland Western Retail Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland (the Borrower”), KeyBank National Association, a national banking association, and the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (collectively, the “Lenders”) and KeyBank National Association, not individually, but as “Administrative Agent”

Ladies and Gentlemen:

We have acted as special counsel to the Borrower in connection with the Credit Agreement.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

We have reviewed the Credit Agreement, the Subsidiary Guaranty, the Collateral Assignment, the Account Pledge Agreement and the Notes (collectively, the “Loan Documents”).

For purposes hereof, we have made certain assumptions hereinafter described without independent verification.  We have also assumed, without independent verification, that there are no facts inconsistent with the assumptions hereinafter set forth.  We know of no facts inconsistent with such assumptions, but we have not conducted an independent investigation or verification.

The opinion set forth herein is qualified as stated herein and is qualified further by the following:

A.

This opinion is based upon existing laws, ordinances and regulations in effect as of the date hereof and as they presently apply.

B.

In rendering the opinion set forth below, we have relied as to matters of fact, upon (i) certificates or statements of public officials (including Certificates of Good Standing and Existence in Illinois and Maryland for Borrower dated April ______, 2009 and April __, 2009 respectively, the validity of which we assume remains unchanged as of the date hereof) and of officers of the Borrower and (ii) representations and warranties contained in the Loan Documents.  Further, we have assumed that (a) each document submitted to us is accurate and complete, (b) there are no events, facts or circumstances currently and actually known to the Borrower or the Lenders which have not been disclosed to us to the extent such events, facts or circumstances would render any provision of the Loan Documents invalid or unenforceable in any material respect, and (c) there are and have been no agreements or understandings among the Borrower and the Lenders, written or oral, and there is and has been no usage of trade or course of prior dealing among such parties that in either case would materially define, supplement, amend or qualify the terms of the Loan Documents so as to render inaccurate any opinion expressed herein.  For purposes of rendering the first two opinions expressed below, we have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions, and such opinions are not intended to provide any conclusion or assurance beyond that conveyed by such certificates.

C.

We express no opinion as to the enforceability, under certain circumstances, of provisions imposing penalties or forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

D.

We express no opinion as to:

(i)

the existence of any Person’s ownership rights in or title to, the existence or priority of, any lien or with respect to any property;

(ii)

any agreement by the Borrower to waive jury trial or appoint an agent for acceptance of service of process;

(iii)

any provision of the Loan Documents purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum; and

(iv)

any provision of the Loan Documents which authorizes or permits any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest.

E.

We have assumed that (i) the transactions contemplated by the Loan Documents are within the Lenders’ corporate powers; (ii) the Lenders and the Borrower have been in compliance with all applicable laws, rules and regulations governing and affecting the conduct of their respective businesses to the extent that non-compliance would have a material adverse effect on the validity or enforceability of any of the Loan Documents; (iii) the Loan Documents will be enforced in good faith and in circumstances and in a manner that are commercially reasonable; (iv) the Lenders are not subject to any statute, rule or regulation or any impediment that requires them to obtain the authorization, approval or consent of, or to make any declaration or filing with, any governmental authority or regulatory body, or all of such authorizations, approvals or filings have been obtained or made, in connection with (A) the transactions contemplated by the Loan Documents or (B) the due execution, delivery, recordation, consummation and undertaking of the performance of the Loan Documents or (C) the exercise of  any rights and remedies under the Loan Documents; (v) all filings or actions necessary in connection with or for the effectiveness of the transactions contemplated by the Loan Documents with any governmental authority or regulatory body have been or will be made with the appropriate governmental authority or regulatory body and in accordance the requirements of all applicable laws, codes, ordinances and regulations (including without limitation the payment of all fees in connection therewith); and (vi) all material terms, provisions and conditions relating to the transactions contemplated by the Loan Documents are correctly and completely reflected in the Loan Documents.

F.

The opinion hereafter expressed is qualified to the extent that: (i) the characterization of, and the enforceability of any rights or remedies in, any agreement or instrument may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer, equitable subordination, or similar laws and doctrines affecting the rights of creditors generally and general equitable principles; (ii) the availability of specific performance, injunctive relief or any other equitable remedy is subject to the discretion of a court of competent jurisdiction; and (iii) the provisions of the Loan Documents that (a) may require indemnification or contribution with respect to the negligence or wrongful conduct of the indemnified party or its representatives or agents, (b) purports to confer, waive or consent to the jurisdiction of any court, or (c) waives any right granted by common or statutory law, may be unenforceable as against public policy.

G.

Requirements in the Loan Documents specifying that provisions thereof only may be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of the Loan Documents.

H.

We express no opinion on provisions in the Loan Documents that provide for the waiver of the statute of limitations, waiver of the right to bring counterclaims, the appointment of any party as attorney-in-fact, the waiver of the right to assert lack of consideration, or the waiver of the requirements of good faith and fair dealing, notice and commercial reasonableness to the extent such requirements cannot be waived by consent.  We further advise that the amount of attorneys’ fees are subject to the discretion of the court before which any proceeding involving the Loan Documents may be brought.

I.

We have not undertaken any independent review of the effect upon the Loan Documents and the transactions contemplated thereby of any applicable state or federal environmental, securities or taxation law, code or regulation, and we render no opinion with respect to any of the foregoing.

J.

We have assumed that: (i) each of the Lenders is duly organized and validly existing and in good standing under applicable state or federal laws; (ii) the execution and delivery of the Loan Documents and the undertaking of the performance by the Lenders of their respective obligations thereunder do not contravene (a) their organizational documents, including the articles of association and any amendments thereto, or Bylaws, including all amendments thereto, or (b) any law or contractual restriction affecting the Lenders or their respective properties; and (iii) there is no pending action or proceeding before any court, governmental agency or arbitrator against or directly involving the Lenders, and there is no threatened action or proceeding affecting the Lenders or any of the assets of the Lenders before any court, governmental agency or arbitrator which, in any case, would affect the validity or enforceability of any of the Loan Documents.

K.  Whenever our opinion, with respect to the existence or absence of facts, is qualified by the phrase “to our knowledge” or a phrase of similar import, it indicates that no information has come to the attention of Drew J. Scott, Esq., the attorney who has provided substantive legal representation to the Borrower with respect to the Loan Documents, which would give us current actual knowledge that is inconsistent with the existence or absence of facts qualified by such phrase.  However, except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine, or otherwise attempted to verify, the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Borrower or any other matter.  Only the actual knowledge of the attorney who has worked on this matter for us as described above shall be imputed or ascribed to us in our capacity as counsel.

L.

We render no opinion with respect to the validity or enforceability under Illinois law of any provision of any of the Loan Documents which provides for the compounding of interest or the payment or accrual of interest on interest.  Please note that the Illinois Supreme Court has held in Bowman v. Neely, 151 Ill. 37 (1894) and 137 Ill. 443 (1891) and its progeny that compounding of interest and charging interest on interest are contrary to the public policy of the State of Illinois.

M.

We have assumed that each of the opinions numbered 1 through 2 below and each of the assumptions and qualifications expressed in this opinion which relate to opinions numbered 1 through 3 below apply to the opinion concerning the Advisor which we express below in our opinion numbered 3.

We have investigated such questions of law as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In addition, we have assumed (i) the genuineness of the signatures of, and the authority of, persons signing all documents in connection with which this opinion is expressed other than the Borrower, (ii) the legal capacity of natural persons, and (iii) that the Loan Documents constitute the legal, valid and binding obligations of all parties thereto other than the Borrower.

Based upon the foregoing and subject to the assumptions, limitations and qualifications set forth herein, we are of the following opinion:

1.

The Borrower is a Maryland corporation, duly organized and validly existing and authorized to transact business under the laws of the State of Maryland and is qualified to transact business in the State of Illinois.

2.

The execution, delivery and undertaking of performance by the Borrower and the consummation of the transactions contemplated by the Loan Documents are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action (including any necessary shareholder or stockholder action, if any) of the Borrower, and do not and will not (a) conflict with or result in a breach of any of the provisions of the certificate or articles of incorporation or certificate of existence, as applicable, and bylaws of the Borrower, or (b) to our knowledge, result in a breach or violation of or constitute a default under (x) any contractual obligation to which the Borrower is a party or by the Borrower or its properties are bound or (y) any writ, order, judgment or decree of any governmental authority or (z) any law, regulation, ruling or order binding on the Borrower.

3.

The Borrower has duly executed and delivered the Loan Documents to which it is a named party.  The Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.  The Subsidiary Guaranty attached to the Credit Agreement as Exhibit F is in form appropriate to constitute a legal, valid and binding obligation enforceable in accordance with its terms.

4.

To our knowledge, no authorization, consent or approval or other action by, and no notice to or filing with, any governmental authority or other Person is required to be obtained or made by the Borrower for the due execution, delivery and performance by the Borrower of the Loan Documents to which it is a named party, except such as have been duly obtained or made and are in full force and effect.

5.

Based solely upon a search of our docket and the representations and warranties of the Borrower contained in the Loan Documents ~~, there are no actions, suits, or proceedings pending or threatened against the Borrower before any court or governmental entity or instrumentality which could reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement).~~

~~6.~~

~~The Loan Documents are governed by the laws of the State of Illinois, and the Loan, including the interest rate reserved in the Note and all fees and charges paid or to be paid by or on behalf of Borrower in connection with such Loan pursuant to the applicable Loan Documents, is not in violation of the usury laws of the State of Illinois.~~

~~[ Add additional opinion regarding creation of  security interest in collateral  ]~~

While we are not members of the Bar of the State of Maryland, we have reviewed provisions of the Maryland General Corporation Law (the “Maryland Corporation Law”).  We are members of the Bar of the State of Illinois, and we express no opinion herein as to any laws, codes, ordinances or regulations or the effects thereof upon the Loan Documents or the transactions contemplated thereby, other than the Maryland Corporation Law (as to the organization and existence of the Borrower under the laws of the State of Maryland), the laws, codes, ordinances and regulations of the State of Illinois and the federal laws of the United States of America.  The opinions expressed herein are limited in all respects to applicable law as existing on the date hereof.  In rendering this opinion, we do not undertake to advise you of any change in any applicable law or any fact that may occur after the date hereof.

We call your attention to the fact that, although we represent the Borrower in connection with the Loan Documents and the transactions contemplated thereby, our engagement has been limited to specific matters as to which we have been consulted.  This opinion is limited to the matters stated herein, and we do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed herein.  We disavow any obligation to update or supplement this opinion in response to subsequent changes in the law or future events or circumstances or to advise you of any changes in our opinion in the event additional or newly discovered information is brought to our attention.  This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein or in the documents referred to herein.  No opinion may be inferred or implied beyond the matters expressly stated herein, and no portion of this opinion may be quoted or in any other way published without the prior written consent of the undersigned.  Further, this opinion may be relied upon only by the addressee hereof.  Without our prior written consent, this opinion may not be: (a) relied upon by you for any purpose other than that stated and set forth in this opinion; or (b) relied upon by any other person or entity for any purpose other than permitted successors, assigns and participants under the Loan Documents.

Very truly yours,

SCOTT & KRAUS, LLC

EXHIBIT E

BORROWING NOTICE

Date:

KeyBank National Association

Real Estate Capital

Attention: Vicky Heineck

800 Superior

Cleveland, OH  44114

Borrowing Notice

Inland Western Retail Real Estate Trust, Inc. hereby requests a Loan Advance pursuant to Section 2.9 of the Credit Agreement dated as of October 15, 2007, as amended by the Comprehensive Amendment to Credit Agreement, dated as of April __, 2009 (as amended or modified from time to time, the “Credit Agreement”), among Inland Western Retail Real Estate Trust, Inc., the Lenders referenced therein, and you, as Agent for the Lenders.

An Advance is requested to be made in the amount of $__________, to be made on _____________.  Such Loan shall be a [LIBOR] [Floating] [Swingline] Rate Advance.  [The applicable LIBOR Interest Period shall be _____________.]

The proceeds of this Advance will be used either: (check one)

(i) to refinance the Existing Credit Agreement

(ii) for working capital purposes,

(iii) for bridge debt financing purposes,

(iv) for the development or redevelopment of the following Project, including tenant improvements, capital expenditures or leasing commissions related thereto, or

(v)  for the acquisition of the following Project:

Name of Project:

Address of Project:

Description of Project:

For further information see Schedule I and the one page Project summary attached to this Borrowing Notice.

The proceeds of the requested Advance shall be directed to the following account:

Wiring Instructions:

(Bank Name)

(ABA No.)

(Beneficiary)

(Account No. to Credit)

(Notification Requirement)

In support of this request, Inland Western Retail Real Estate Trust, Inc. hereby represents and warrants to the Agent and the Lenders that all requirements of Section 4.2 of the Credit Agreement in connection with such Advance have been satisfied at the time such proceeds are disbursed.

Date:_________________________________

For Borrower:  Inland Western Retail Real Estate Trust, Inc.

By:

_________________________________

Name:

_________________________________

Its:

_________________________________

Inland Western Retail Real Estate Trust, Inc.

Acquisition Property / Schedule 1 to Borrowing Notice

Acquisition Date	Property Name	Location	Property Type	Acquisition Cost	% Owned	100% of Acquisition Cost	Secured Indebtedness, If Any	Ground Lease?	Stabilized?	Occupancy	12-month NOI

EXHIBIT F

SUBSIDIARY GUARANTY

This Guaranty is made as of April __, 2009 by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered (collectively, the “Subsidiary Guarantors”), to and for the benefit of KeyBank National Association, individually (“KeyBank”) and as administrative agent (“Administrative Agent”) for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the “Lenders”).

RECITALS

A.

Inland Western Retail Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland (“Borrower”), and Subsidiary Guarantors have requested that the Lenders make a revolving credit facility available to Borrower in an aggregate principal amount of $200,000,000 (the “Facility”).

B.

The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in a Credit Agreement dated October 15, 2007 as amended by a Comprehensive Amendment to Credit Agreement of even date herewith among Borrower, KeyBank, individually, and as Administrative Agent, and the Lenders named therein (as amended, modified or restated from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

C.

Borrower has executed and delivered or will execute and deliver to the Lenders promissory notes in the principal amount of each Lender’s Commitment and promissory notes in the principal amount, if any, of each Lender’s Loan as evidence of Borrower’s indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the “Notes”).

D.

Subsidiary Guarantors are subsidiaries of Borrower.  Subsidiary Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Credit Agreement will benefit Subsidiary Guarantors by making funds available to Subsidiary Guarantors through Borrower and by enhancing the financial strength of the consolidated group of which Subsidiary Guarantors and Borrower are members.  The execution and delivery of this Guaranty by Subsidiary Guarantors are conditions precedent to the performance by the Lenders of their obligations under the Credit Agreement.

AGREEMENTS

NOW, THEREFORE, Subsidiary Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

1.

Subsidiary Guarantors absolutely, unconditionally, and irrevocably guaranty to each of the Lenders:

(a)

the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents;

(b)

the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

(c)

the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Facility Indebtedness.”  All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.”  Subsidiary Guarantors and Lenders agree that Subsidiary Guarantors’ obligations hereunder shall not exceed the greater of:  (i) the aggregate amount of all monies received, directly or indirectly, by Subsidiary Guarantors from Borrower after the date hereof (whether by loan, capital infusion or other means), or (ii) the maximum amount of the Facility Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the “Bankruptcy Code”).  To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if Subsidiary Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Subsidiary Guarantor’s obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Subsidiary Guarantor insolvent, or leave such Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause such Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code.  In the event a Subsidiary Guarantor shall make any payment or payments under this Guaranty each other Subsidiary Guarantor of the Facility Indebtedness shall contribute to such Subsidiary Guarantor an amount equal to such non-paying Subsidiary Guarantor’s pro rata share (based on their respective maximum liabilities hereunder) of such payment or payments made by such Subsidiary Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Facility Indebtedness to Lenders.

2.

In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Subsidiary Guarantors agree, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents.

3.

Subsidiary Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Subsidiary Guarantors may have against Borrower or which Subsidiary Guarantors or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Subsidiary Guarantors with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Subsidiary Guarantors of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Administrative Agent and the Lenders have no duty so to inform and that Subsidiary Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations.  Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Subsidiary Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation.  The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Subsidiary Guarantors the Lenders’ assessment of the financial condition of Borrower.  Subsidiary Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Subsidiary Guarantors.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders.  Subsidiary Guarantors further agree that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall in no event apply to this Guaranty, and will not prevent the Administrative Agent and the Lenders from proceeding against Subsidiary Guarantors to enforce this Guaranty.

4.

Subsidiary Guarantors further agree that Subsidiary Guarantors’ liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Subsidiary Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders’ failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Subsidiary Guarantors shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety.  Subsidiary Guarantors further understand and agree that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any other documents related thereto, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent and the Lenders’ rights hereunder or any of Subsidiary Guarantors’ obligations hereunder. Each of the Subsidiary Guarantors agrees not to assert any claim any claim against the Administrative Agent or any Lender, any of their respective Affiliates, or any of their or their respective Affiliates, officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any facility hereunder, the actual or proposed use of the Loans or any Letter of Credit, the Loan Documents or the transactions contemplated thereby.

5.

This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection.  Subsidiary Guarantors agree that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Facility from time to time.  Subsidiary Guarantors agree that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Subsidiary Guarantors hereby waive the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right.  Subsidiary Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Subsidiary Guarantors’ obligations hereunder, it being the purpose and intent of Subsidiary Guarantors that the obligations of such Subsidiary Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever.  Neither Subsidiary Guarantors’ obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower.  This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment.  The obligations of Subsidiary Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

6.

This Guaranty shall be assignable by a Lender to any assignee of all or a portion of such Lender’s rights under the Loan Documents.

7.

If:  (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Subsidiary Guarantors shall pay to the Administrative Agent or such Lender upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.

8.

The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

9.

Any indebtedness of Borrower to Subsidiary Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness.  Subsidiary Guarantors will not seek, accept, or retain for Subsidiary Guarantors’ own account, any payment from Borrower on account of such subordinated debt at any time when a Default or Event of Default exists under the Credit Agreement or the Loan Documents, and any such payments to Subsidiary Guarantors made while any Default or Event of Default then exists under the Credit Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Subsidiary Guarantors in trust for the Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Subsidiary Guarantors hereunder.

10.

Subsidiary Guarantors hereby subordinate to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Subsidiary Guarantors may have against Borrower arising from a payment made by Subsidiary Guarantors under this Guaranty and agree that, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Subsidiary Guarantors or the Lenders or any right of Subsidiary Guarantors or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Subsidiary Guarantors hereunder.  It is expressly understood that the agreements of Subsidiary Guarantors set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.

11.

Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

12.

Subsidiary Guarantors hereby submit to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waive any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty.  Subsidiary Guarantors hereby consent to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which the

Administrative Agent or a Lender may at any time wish to file in connection with this Guaranty or any related matter.  Subsidiary Guarantors hereby agree that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Subsidiary Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

13.

All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.  Notice may be given as follows:

To Subsidiary Guarantors:

c/o Inland Western Retail Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attention:

Steven P. Grimes

Telephone:

630-218-8000

Facsimile:

630-368-2308

With a copy to:

Inland Western Retail Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attention:

Dennis Holland

Telephone:

630-368-2861

Facsimile:

630-586-6446

To KeyBank as Administrative Agent and as a Lender:

KeyBank National Association

127 Public Square

Cleveland, Ohio  44114

Attention:

Kevin P. Murray

Phone:

216-689-4660

Facsimile:

216-689-3566

With a copy to:

Sonnenschein Nath & Rosenthal LLP

8000 Sears Tower

Chicago, Illinois  60606

Attention:

Patrick G. Moran, Esq.

Telephone:

(312) 876-8132

Facsimile:

(312) 876-7934

If to any other Lender, to its address set forth in the Credit Agreement.

14.

This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Subsidiary Guarantors and shall inure to the benefit of the Administrative Agent and the Lenders’ successors and assigns.

15.

This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

16.

SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

17.

From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Guaranty.  From and after delivery of such joinder, the Subsidiary delivering such joinder shall be a Subsidiary Guarantor, and be bound by all of the terms and provisions of this Guaranty.  From time to time certain Subsidiary Guarantors shall automatically be released from their obligations under this Guaranty upon satisfaction of the conditions to such release established pursuant to Section 6.27 of the Credit Agreement.

IN WITNESS WHEREOF, Subsidiary Guarantors have delivered this Guaranty in the State of Illinois as of the date first written above.

Inland Western New Britain Main, L.L.C.,

a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc.

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-0516778

Inland Western Blytheville, L.L.C.,

a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-1198854

Inland Western Austin Southpark Meadows II Limited Partnership, an Illinois limited partnership

By:

Inland Western Austin Southpark Meadows II GP,   L.L.C., a Delaware limited liability company, its   general partner

By:

Inland Western Retail Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-8574543

Inland Western Hartford New Park Member II, L.L.C., a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-3144319

Inland Western Phillipsburg Greenwich Member II, L.L.C., a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-2729764

Inland Western Oswego Gerry Centennial, L.L.C., a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-2934910

Inland Western Town and Country, L.L.C., a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

Its:

FEIN:  20-1431000

IWR Protective Corporation, a Delaware corporation

By:

__________________

Its:

FEIN:

EXHIBIT A TO SUBSIDIARY GUARANTY

FORM OF JOINDER TO GUARANTY

THIS JOINDER is executed as of ___________, 200__ by the undersigned, each of which hereby agrees as follows:

1.

All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the “Guaranty”) dated as of April __, 2009 executed for the benefit of KeyBank National Association, as agent for itself and certain other lenders, with respect to a loan from the Lenders to Inland Western Retail Real Estate Trust, Inc. (“Borrower”).

2.

As required by the Credit Agreement described in the Guaranty, each of the undersigned is executing this Joinder to become a party to the Guaranty.

3.

Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

[INSERT SUBSIDIARY GUARANTOR SIGNATURE BLOCKS AND FEIN NUMBER]

FEIN NO. ______________________

By:

By:

Its:

EXHIBIT G-1

FORM OF COLLATERAL ASSIGNMENT OF INTERESTS

COLLATERAL ASSIGNMENT OF INTERESTS

THIS COLLATERAL ASSIGNMENT OF INTERESTS (this “Assignment”), made this ___ day of March, 2009, by INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. a corporation organized under the laws of the State of Maryland (“Assignor”) to KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as Agent for itself and other Lenders from time to time party to the “Credit Agreement” (as hereinafter defined) (KeyBank, in its capacity as Agent, hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, Assignor is the direct or indirect and beneficial owner of all or a percentage of the membership interests of each of the limited liability companies, or of the partnership interests of each of the limited partnerships, set forth on Exhibit “A” attached hereto and made a part hereof (collectively, the “Companies”);

WHEREAS, the Companies are presently governed by the certificates of formation and the operating agreements, or the certificates of partnership and limited partnership agreements described on Exhibit “A” attached hereto opposite the name of the respective Company (collectively, the “Organizational Agreements”);

WHEREAS, Assignor, KeyBank, individually and as agent, and the “Lenders” identified therein entered into that certain Credit Agreement dated October 15, 2007, as amended by that certain Comprehensive Amendment to Credit Agreement of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed, modified or amended, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to provide a secured revolving credit facility to Assignor in the aggregate amount of up to $200,000,000 (collectively, the “Loans”);

WHEREAS, as a condition to the execution of the Credit Agreement and the making of the Loans, the Lenders and Agent have required that Assignor execute this Assignment;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.

Definitions.  Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

2.

Grant of Security Interest.  As collateral security for the payment and performance by Assignor of its duties, responsibilities and obligations under this Agreement and the other Loan Documents (which duties, responsibilities and obligations of Assignor are hereinafter referred to collectively as the “Obligations”), Assignor does hereby transfer, assign,

G-1-1

pledge and convey to Agent, and does hereby grant a security interest to Agent for the ratable benefit of the Lenders, in and to the following:

(a)

All right, title, interest and claims of Assignor now or hereafter acquired as the direct and beneficial owner of all or such lesser percentage shown on Exhibit A of all membership interests and partnership interests in the Companies (the "Pledged Equity Interests") together with any and all voting rights and privileges attaching to, existing or arising in connection with the Pledged Equity Interests, any and all other securities, cash, certificates or other property, option or right in respect of, in addition to or substitution or exchange for any of the Pledged Equity Interests or any of the foregoing, or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for the Pledged Equity Interests; and

(b)

Any and all profits, proceeds, income, dividends, distributions, payments upon dissolution or liquidation of any of the Companies, and any return of capital, repayment of loans, and payments of any kind or nature whatsoever, now or hereafter distributable or payable by any of the Companies to Assignor, by reason of Assignor’s interest in the Companies, or now or hereafter distributable or payable to Assignor from any other source by reason of Assignor being a member or partner in any of the Companies, by reason of services performed by Assignor for or on behalf of any of the Companies, and any and all proceeds from any transfer, assignment or pledge of any interest of Assignor in, or claim or right against, any of the Companies (regardless of whether such transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and all claims, choses in action or things in action now or hereafter arising against any of the Companies (collectively, the "Distributions"); and

(c)

All notes or other documents or instruments now or hereafter evidencing or securing any such Distributions from any of the Companies; and

(d)

All rights of Assignor to collect and enforce payment of the Distributions pursuant to the terms of any of the Organizational Agreements or otherwise; and

(e)

All proceeds of any of the foregoing.

All of the foregoing described in this Section 2 are hereinafter referred to collectively as the “Collateral.”

3.

Obligations Secured.  This Assignment secures the payment and performance by Assignor of the Obligations.

4.

Collection of Distributions.

(a)

It is acknowledged and agreed by the parties hereto that Agent shall have sole and exclusive possession of the Distributions and that this Assignment constitutes a present, absolute and current assignment of all the Distributions and is effective upon the execution and delivery hereof.  Payments under or with respect to the Distributions shall be made as follows:

(i)

Assignor shall have no right to receive payments made under or with respect to the Distributions, or upon any redemption or conversion of the Collateral, other

G-1-2

than by deposit thereof into the Deposit Account, and all such payments shall be delivered directly by the Companies to the Deposit Account.

(ii)

If Assignor shall receive any payments made under or with respect to the Distributions, or upon any redemption or conversion of the Collateral, Assignor shall hold all such payments in trust for Agent, and will immediately deposit all such payments directly to the Deposit Account pursuant to the Account Pledge Agreement for further distribution and application pursuant to the terms thereof.

(iii)

In furtherance of the foregoing, Assignor does hereby notify and direct each of the Companies that all payments under or with respect to the Distributions shall be made directly to the Deposit Account set forth herein.

(b)

Assignor shall cause each of the Companies to promptly distribute all net proceeds of the sale or other disposition of, or any financing or refinancing of, any of their respective assets or properties, and any and all other Distributions distributable or payable by the Companies under the terms of the applicable Organizational Agreements in accordance with the Credit Agreement.

(c)

Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Agent, or in the name of Assignor, at Assignor’s sole cost and expense, and regardless of whether or not Agent becomes a member in any of the Companies, to take any or all of the following actions at such time as a Default or Unmatured Default has occurred and is continuing:

(i)

to ask, demand, sue for, attach, levy, settle, compromise, collect, recover, receive and give receipt for any and all Collateral and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing and taking any actions on behalf of Assignor which are otherwise required of Assignor under the terms of any agreement as conditions precedent to the payment of the Distributions, and the right and power to endorse, in the name of Assignor, any checks, notes, drafts and other instruments received in payment of all or any portion of the Collateral; and

(ii)

to institute one or more actions against any of the Companies or any member thereof in connection with the collection of the Distributions, to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Agent’s sole discretion, with respect to such Distributions, to extend the time of payment, arrange for payment in installments or otherwise modify the terms of any of the Organizational Agreements with respect to the Distributions or release any of the Companies or any member thereof, from their respective obligations to pay any Distribution, without incurring responsibility to, or affecting any liability of, Assignor under any of the Organizational Agreements; it being specifically understood and agreed, however, that Agent shall not be obligated in any manner whatsoever to exercise any such power or authority or be in any way responsible for the collection of or realizing upon the Collateral, or any portion thereof.  The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges shall be exclusive in Agent, its successors and assigns until this Assignment terminates as provided in Section 13, below.

G-1-3

5.

Warranties and Covenants.  Assignor does hereby warrant and represent to, and covenants and agrees with Agent, as follows:

(a)

This Assignment has been duly executed and delivered by Assignor and constitutes the valid, legal and binding obligation of Assignor.

(b)

None of the Pledged Equity Interests is evidenced by any certificate, instrument, document or other writing other than the Organizational Agreements.

(c)

True, correct and complete copies of each of the Organizational Agreements, together with all amendments thereto, have been delivered to Agent by Assignor, each of the Organizational Agreements is in full force and effect and is enforceable in accordance with its terms, and, so long as this Assignment remains in effect, Assignor shall not materially modify, amend, cancel, release, surrender or terminate, or permit the modification, amendment, cancellation, release, surrender or termination of, any of the Organizational Agreements, or dissolve, liquidate or permit the expiration of any of the Organizational Agreements or the termination or cancellation thereof, without in each instance the prior written consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)

Assignor is and shall remain the sole lawful, beneficial and record owner of the Pledged Equity Interests, and the right to receive the Distributions, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder), and Assignor has the full and complete right, power and authority to grant a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Assignment.  Assignor is not and will not become a party to or otherwise be bound by or subject to any agreement, other than the Loan Documents, that restricts in any manner the rights of any present or future holder of the Collateral with respect thereto.  No Person has any option, right of first refusal, right of first offer or other right to acquire all or any portion of the Collateral.

(e)

This Assignment creates a valid and binding first priority security interest in the Collateral securing the payment and performance of the Obligations.  Neither Assignor nor any other Person has performed, nor will Assignor perform or permit any such other Person to perform, any acts which might prevent Agent from enforcing the terms and conditions of this Assignment or which would limit Agent in any such enforcement.

(f)

Assignor consents (to the extent applicable Law does not prohibit Assignor from pre-consenting) to the admission of Agent or any other purchaser of the Pledged Equity Interests upon a foreclosure sale as a substitute member of the applicable Company with all of the rights and privileges of a member under the applicable Organizational Agreements in the event that Agent exercises its rights under this Assignment and Agent or such other purchaser succeeds to ownership of all or any portion of the Pledged Equity Interests.

(g)

Assignor’s correct legal name indicated on the public record of Assignor’s jurisdiction, mailing address, identity or corporate structure, residence or chief executive office, jurisdiction of organization, organizational identification number, and federal tax identification number, are as set forth on Schedule 1 attached hereto and by this reference made a part hereof.  Assignor has been using or operating under said name, identity or corporate structure without change for the time period set forth on Schedule 1 attached hereto.  In order to perfect the pledge

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and security interests granted herein against Assignor, an appropriate UCC Financing Statement must be filed with the Secretary of State of Maryland and with the Secretary of State of Delaware.  Assignor covenants and agrees that Assignor shall not change any of the matters addressed by the first two sentences of this subsection unless it has given Agent thirty (30) days prior written notice of any such change and caused to be filed at the request of Agent, or Agent’s counsel to file, such additional financing statements or other instruments in such jurisdictions as Agent may deem necessary or advisable in its sole discretion to prevent any filed financing statement from becoming misleading or losing its perfected status.

(h)

Assignor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, documents, endorsements, assurances and instruments as Agent may reasonably at any time request in connection with the administration or enforcement of this Assignment or related to the Collateral or any part thereof or in order to better assure and confirm unto Agent its rights, powers and remedies hereunder.  Without limiting the generality of the foregoing, at any time and from time to time, Assignor shall, at the request of Agent, make, execute, acknowledge, and deliver or authorize the execution and delivery of and where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time in such offices and places as shall be deemed desirable by Agent all such other and further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, certificates and other documents as Agent from time to time may require for the better assuring, conveying, assigning and confirming to Agent the Collateral and the rights hereby conveyed or assigned or intended now or hereafter to be conveyed or assigned, and for carrying out the intention or facilitating the performance of the terms of this Assignment.  Upon any failure of Assignor to do so, Agent may make, execute, record, file, re-record and/or refile, acknowledge and deliver any and all such further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, instruments, certificates and documents for and in the name of Assignor, and Assignor hereby irrevocably appoints Agent the agent and attorney-in-fact with full power of substitutions of Assignor so to do.  This power is coupled with an interest and is irrevocable.  Without limiting the generality of the foregoing, Assignor will obtain such waivers of lien, estoppel certificates or subordination agreements as Agent may reasonably require to insure the priority of its security interest in the Collateral.  Assignor also shall furnish to Agent such evidence as Agent reasonably may require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

(i)

Assignor hereby authorizes Agent, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Collateral or any portion thereof in such jurisdictions as Agent may deem necessary or desirable in order to perfect the security interests granted by Assignor under this Assignment or any other Loan Document, and such financing statements may contain, among other items as Agent may deem advisable to include therein, the federal tax identification number and organizational number of Assignor.  Agent shall upon request provide Assignor with copies of any and all such filings made by Agent.

(j)

The Pledged Equity Interests and the Distributions are not and will not (A) be dealt in or traded on securities exchanges or in securities markets, (B) be “investment company securities” (as defined in Section 8-103(b) of the UCC), and (C) be credited to a securities account.  None of the Organizational Documents expressly provides that the Pledged

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Equity Interests are securities governed by Article 8 of the Uniform Commercial Code of any jurisdiction.

6.

General Covenants.  Assignor covenants and agrees that, so long as this Assignment is continuing:

(a)

Except as may be specifically set forth in the Credit Agreement, Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, directly or indirectly or by operation of law, sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

(b)

Assignor shall at all times defend the Collateral against all claims and demands of all Persons at any time claiming any interest in the Collateral adverse to Agent’s interest in the Collateral as granted hereunder.

(c)

Assignor shall perform in all material respects all of its duties, responsibilities and obligations under each of the Organizational Agreements and with respect to the Collateral.

(d)

Assignor shall pay all taxes and other charges against the Collateral.

(e)

Assignor shall promptly deliver to Agent as additional Collateral any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Distributions or any right to receive a Distribution, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as Agent may require to create a perfected security interest therein in favor Agent.

(f)

Assignor will provide to Agent such documents and reports respecting the Collateral in such form and detail as Agent may reasonably request from time to time.

(g)

Anything herein to the contrary notwithstanding, (i) Assignor shall remain liable under each of the Organizational Agreements and all other contracts, agreements and instruments included in, giving rise to, creating, establishing, evidencing or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations (including, without limitation, any obligation to make capital contributions or provide other funds to such entities) to the same extent as if this Assignment had not been executed, (ii) the exercise by Agent of any of its rights hereunder shall not release Assignor from any of its duties or obligations under any of the Organizational Agreements or any such contracts, agreements and instruments, and (iii) neither Agent nor any of the Lenders shall have any obligation or liability under any of the Organizational Agreements or any such contract, agreement or instrument by reason of this Assignment, nor shall Agent or any of the Lenders be obligated to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

(h)

If Assignor shall at any time be entitled to receive or shall receive any cash, certificate or other property, option or right upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral, whether for value paid by Assignor or otherwise, Assignor agrees that the same shall be deemed to be Collateral and shall be delivered directly to Agent in each case, accompanied by proper instruments of assignment and powers

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duly executed by  Assignor in such a form as may be required by Agent, to be held by Agent subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations).  If Assignor receives any of the foregoing directly, Assignor agrees to hold such cash or other property in trust for the benefit of Agent, and to surrender such cash or other property to Agent (or, to the extent it constitutes cash, to the Deposit Account) immediately.  In the event that Assignor purchases or otherwise acquires or obtains any additional interest in any Company, or any rights or options to acquire such interest, all rights to receive profits, proceeds, accounts, income, dividends, distributions or other payments as a result of such additional interest, rights and options shall automatically be deemed to be a part of the Collateral.  All certificates, if any, representing such interests shall be promptly delivered to Agent, together with assignments related thereto, or other instruments appropriate to transfer a certificate representing any such interest, duly executed in blank.

7.

Event of Default.  An Event of Default shall exist hereunder upon the occurrence of any of the following:

(a)

The occurrence of a Default or Unmatured Default under the Credit Agreement; or

(b)

Any amendment to or termination of a financing statement naming Assignor as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Agent or Agent’s counsel without the prior written consent of Agent and the effect of such filing is not completely nullified to the reasonable satisfaction of Agent within ten (10) days after notice to Assignor thereof.

8.

Remedies.

(a)

Upon the occurrence of any Event of Default, Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Assignment and the other Loan Documents, including, without limitation, the exercise of its rights and remedies with respect to any or all of the Pledged Equity Interests.  The remedies of Agent shall include, without limitation, all rights and remedies specified in the Loan Documents and this Assignment, all remedies of Agent under applicable general or statutory Law, and the remedies of a secured party under the UCC, regardless of whether the UCC has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted.  In addition to such other remedies as may exist from time to time, whether by way of set-off, banker’s lien, consensual security interest or otherwise, upon the occurrence of an Event of Default, Agent is authorized at any time and from time to time, without notice to or demand upon Assignor (any such notice or demand being expressly waived by Assignor) to charge any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Agent to or for the credit of or the account of Assignor against any and all of the Obligations, irrespective of whether or not Agent shall have made any demand for payment and although such Obligations may be unmatured.  Any notice required by Law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonable and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least five (5) business days prior to such disposition.  Agent may require Assignor to assemble the Collateral and make it

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available to Agent at any place to be designated by Agent which is reasonably convenient to both parties.  It is expressly understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, and that Agent shall be entitled to bid and purchase at any such sale without recourse to judicial proceedings and without either demand, appraisement, advertisement or notice (except such notice as is otherwise required under this Assignment) of any kind, all of which are expressly waived.  In the event that Agent is the successful bidder at any public or private sale of the Collateral or any portion thereof, the amount bid by the Agent may be credited against the Obligations as provided in the Credit Agreement.  To the extent the Collateral consists of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given.  Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Assignor.  In the event that any consent, approval or authorization of any Governmental Agency or commission will be necessary to effectuate any such sale or sales, Assignor shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization.  Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations are due, and for the purpose of realizing Agent’s rights therein, Agent may receive, open and dispose of mail addressed to Assignor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage of any form of Collateral on behalf and in the name of Assignor, as its attorney-in-fact.  In addition, Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact either in the name of Agent or Assignor to (i) sign Assignor’s name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the UCC; (ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above, sign in Assignor’s name any documents necessary to transfer title to the Collateral to Agent or any third party.  All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith.  This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations.  All remedies of Agent shall be cumulative to the full extent provided by Law, all without liability except to account for property actually received, but the Agent shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing.  Pursuit by Agent of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral.  Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.  In the event that any transfer tax, deed tax, conveyance tax or similar tax is payable in connection with the foreclosure, conveyance in lieu of foreclosure or otherwise of all or any portion of the Collateral, Assignor shall pay such amount to Agent upon demand and if Assignor fail to pay such amount on demand, Agent may advance such amount on behalf of Assignor and the amount

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thereof shall become a part of the Obligations and bear interest at the rate for overdue amounts under the Credit Agreement until paid.

(b)

If Assignor fails to perform any agreement or covenant contained in this Assignment beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of Assignor contained in this Assignment that Assignor fails to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys’ fees actually incurred (including attorneys’ fees incurred in any appeal) by Agent in connection therewith, shall be payable by Assignor upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement.

(c)

Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien that in the reasonable judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorney’s fees.  Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the rate for overdue payments set forth in the Credit Agreement.

(d)

Any certificates or securities held by Agent as Collateral hereunder may, at any time, and at the option of Agent, be registered in the name of Agent or its nominee, endorsed or assigned in blank or in the name of any nominee and Agent may deliver any or all of the Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations or transfer or for such other purposes in furtherance of this Assignment as Agent may deem desirable.  Until the occurrence of an Event of Default, Assignor shall retain the right to vote any of the Collateral, or exercise membership rights, in a manner not inconsistent with the terms of this Assignment and the other Loan Documents, and Agent hereby grants to Assignor its proxy to enable Assignor to so vote any of the Collateral  (except that Assignor shall not have any right to exercise any such power if the exercise thereof would violate or result in a violation of any of the terms of this Assignment or any of the other Loan Documents).  At any time after the occurrence and during the continuance of any Event of Default, Agent or its nominee shall, without notice or demand, automatically have the sole and exclusive right to give all consents, waivers and ratifications in respect of the Collateral and exercise all voting, approval or other rights at any meeting of the members of any of the Companies, respectively (and the right to call such meetings) or otherwise (and to give written consents in lieu of voting thereon), and exercise any and all rights of conversion, exchange, subscription or any of the rights, privileges or options pertaining to the Collateral and otherwise act with respect thereto and thereunder as if Agent or its nominee were the absolute owner thereof (all of such rights of the Assignor ceasing to exist and terminating upon the occurrence of an Event of Default) including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or the readjustment of the issuer thereof, all without liability except to account for property actually received and in such manner as Agent shall determine in its sole and absolute discretion, but Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall

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not be responsible for the failure to do so or delay in so doing.  The exercise by Agent of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the UCC nor an acceptance by Agent of any of the Collateral in satisfaction of the Obligations.

9.

Duties of Agent.  The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Agent’s duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties.  Agent shall have no responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

10.

Indemnification.

(a)

It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon Agent or any of the Lenders, or cause Agent or any of the Lenders to be, or to be deemed to be, a member in any of the Companies and that in accepting this Assignment, Agent and the Lenders neither assume nor agree to perform at any time whatsoever any obligation or duty of Assignor under any of the Organizational Agreements or any other mortgage, indenture, contract, agreement or instrument to which Assignor is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Assignor.

(b)

Assignor agrees to indemnify, defend and hold Agent and the Lenders harmless from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Assignment (including, without limitation, enforcement of this Assignment or acts taken or omitted to be taken by Agent or the Lenders hereunder or in connection therewith), except claims, expenses, losses or liabilities resulting from Agent’s or such Lender’s gross negligence or willful misconduct.

(c)

Assignor upon demand shall pay to Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, which Agent may incur in connection with (i) the administration of this Assignment, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Assignor to perform or observe any of the provisions hereof.

11.

Security Interest Absolute.  All rights of Agent, and the security interests hereunder, and all of the Obligations secured hereby, shall be absolute and unconditional, irrespective of:

(a)

Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

(b)

Any change in the time (including the extension of the initial maturity date of the Loan as provided in the Credit Agreement), manner or place of payment of, or in any other

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term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

(c)

Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

(d)

Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Assignor, the Companies or any third party for the Obligations or any part thereof.

12.

Amendments and Waivers.  No amendment or waiver of any provision of this Assignment nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent.  Failure on the part of Agent to complain of any act or failure to act that constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent’s rights hereunder or impair any rights, powers or remedies consequent on any Event of Default.  Assignor hereby waives to the extent permitted by Law all rights that Assignor has or may have under and by virtue of the UCC and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Assignor to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral.  Assignor hereby waives and renounces for itself, its heirs, successors and assigns, presentment, demand, protest, advertisement or notice of any kind (except for any notice required by Law or the Loan Documents) and all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or that may hereafter be provided by the Constitution and Laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Assignment and the collection of any of the Obligations.

13.

Continuing Security Interest; Transfer of Loan; Release of Collateral.  This Assignment shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations and the Lenders have no further obligation to make any advances of the Loan, (b) be binding upon Assignor and its heirs, successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and the Lenders and their respective successors, transferees and assigns.  Upon the indefeasible payment in full of the Obligations and the termination or expiration of any obligation of the Lenders to make further advances of the Loan or to issue any Facility Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Assignor.  Upon any such termination, Agent will, at Assignor’s expense, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

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14.

Securities Laws and Other Limitations.  In view of the position of Assignor in relation to the Collateral, or because of other current or future circumstances, a question may arise under the federal and state securities Laws, the Organizational Agreements, or under any intercreditor agreement, that may now or hereafter be entered into among the Agent and any other bank a party to the Credit Agreement or under any intercreditor agreement, which may now or hereafter be entered into among the Agent and any other party with respect to the Loans or the Collateral (as the same may be modified or amended from time to time, collectively, the “Intercreditor Agreements”) with respect to any disposition of the Collateral permitted hereunder.  Assignor understands that compliance with the federal and state securities Laws, the Organizational Agreements, or Intercreditor Agreements might very strictly limit the course of conduct of Agent if Agent were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities Laws.  Assignor recognizes that in light of the foregoing restrictions and limitations Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof and who are able to satisfy any conditions or requirements set forth in the Organizational Agreements, and the Intercreditor Agreements, and Agent may sell the Collateral in parcels and at such times and to such Persons as Agent may reasonably determine is necessary to comply with such conditions or requirements.  Assignor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Agent in its sole and absolute discretion may, in accordance with federal and state securities Law, the Organizational Agreements and the Intercreditor Agreements, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the federal and state securities Laws (b) approach and negotiate with a single potential purchaser to effect such sale and (c) sell the Collateral in parcels and at such times and in such manner and to such Persons as Agent may reasonably determine is necessary to comply with such conditions and requirements.  Assignor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller if such sale were a public sale without such restrictions.  In the event of any such sale, Agent shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached or if all the Collateral were sold at a single sale.  Assignor further agrees that any sale or sales by Agent of the Collateral made as provided in this Section 14 shall be commercially reasonable.  The provisions of this Section 14 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.  Agent and the Lenders shall not be liable to Assignor for any loss in the value of any portion of the Collateral by reason of any delay in the sale of the Collateral.

15.

Governing Law; Terms.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OF ANY JURISDICTION).

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16.

Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Assignment  must be in writing and shall be deemed to have been properly given or served if given in the manner prescribed in the Credit Agreement.

17.

No Unwritten Agreements.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

18.

Miscellaneous.  Time is of the essence of this Assignment.  Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof.  If, for any circumstances whatsoever, fulfillment of any provision of this Assignment shall involve transcending the limited validity presently prescribed by Law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Assignment, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Assignment shall remain operative and in full force and effect.  If more than one entity comprises the Assignor, the liability of each such entity shall be joint and several

19.

Modifications, Etc.  Assignor hereby consents and agrees that Agent or the Lenders may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing the Obligations; substitute for any Collateral so held by it, other collateral of like kind; agree to modification of the terms of the Loan Documents; extend or renew the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents for any period or to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor, endorser or any other Person liable with respect to the Obligations; or take or fail to take any action of any type whatsoever; and no such action that Agent or the Lenders shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor’s obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent or any Lender.

20.

Attorney-in-Fact.  Notwithstanding anything to the contrary contained in this Assignment, Agent agrees that Agent will not take any action as attorney-in-fact of Assignor as permitted hereunder unless and until an Event of Default has occurred.

21.

Counterparts.  This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Assignment by signing any such counterpart.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, Assignor and Agent have executed this Assignment under seal on the date first above written.

ASSIGNOR:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:

Steven P. Grimes

Chief Operating Officer and Chief Financial

Officer

AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By:

   Kevin P. Murray

Senior Vice President

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EXHIBIT “A”

COMPANIES

(Initial Collateral Properties Only)

	Property Name	Company Name	Total Percentage Held by Assignor	Amount of Total Percentage Held Constituting Pledged Equity Interests	State of Organization	EIN	Organizational Agreements

1.	Shaws-New Britain	Inland Western New Britain Main, L.L.C.	100%	All	Delaware	20-0516778	Limited Liability Company Agreement dated January 12, 2004.
2.	WalMart Super Center-Blytheville	Inland Western Blytheville, L.L.C.	100%	All	Delaware	20-1198854	Limited Liability Company Agreement dated May 28, 2004.
3.	Manchester Meadows	Inland Western Town and Country Manchester, L.L.C.	100%	All	Delaware	20-1431000	Limited Liability Company Agreement dated July 28, 2004.
4.	Crown Theater	Inland Western Hartford New Park Member II, L.L.C.	100%	80%	Delaware	20-3144319	Limited Liability Company Agreement dated as of June 16, 2005
5.	Greenwich Center	Inland Western Phillipsburg Greenwich Member II, L.L.C.	100%	80%	Delaware	20-2729764	Limited Liability Company Agreement dated as of June 22, 2005

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6A.	Southpark Meadows II	Inland Western Austin South Park Meadows II GP, L.L.C.	100%	All	Delaware	20-1752490	Limited Liability Company Agreement dated June 22, 2005.
6B.	Southpark Meadows II	Inland Western Austin South Park Meadows II LP, L.L.C.	100%	All	Delaware	26-4460825	Limited Liability Company Agreement dated June 22, 2005.
7.	Gerry Centennial Plaza	Inland Western Oswego Gerry Centennial, L.L.C.	100%	All	Delaware	20-2934910	Limited Liability Company Agreement dated December 13, 2007.

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Schedule 1

DESCRIPTION OF ASSIGNOR

1.

Assignor has been using or operating under the name Inland Western Retail Real Estate Trust, Inc. without change since 2003.

Names and Tradenames used within the last five years:

Same

Location of all chief executive offices over last five years:

2901 Butterfield Road

Oak Brook, Illinois  60523

Mailing address:  2901 Butterfield Road

Oak Brook, Illinois  60523

Organizational Identification Number:

Federal Tax Identification Number:  42-1579325

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EXHIBIT G-2

FORM OF COLLATERAL ASSIGNMENT OF INTERESTS

COLLATERAL ASSIGNMENT OF INTERESTS

THIS COLLATERAL ASSIGNMENT OF INTERESTS (this “Assignment”), made this ___ day of March, 2009, by IWR PROTECTIVE CORPORATION, a corporation organized under the laws of the State of Delaware (“Assignor”) to KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as Agent for itself and other Lenders from time to time party to the “Credit Agreement” (as hereinafter defined) (KeyBank, in its capacity as Agent, hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, Assignor is the direct or indirect and beneficial owner of a percentage of the membership interests of each of the limited liability companies, or of the partnership interests of each of the limited partnerships, set forth on Exhibit “A” attached hereto and made a part hereof (collectively, the “Companies”);

WHEREAS, the Companies are presently governed by the certificates of formation and the operating agreements, or the certificates of partnership and limited partnership agreements described on Exhibit “A” attached hereto opposite the name of the respective Company (collectively, the “Organizational Agreements”);

WHEREAS, Inland Western Retail Real Estate Trust, Inc., a corporation organized under the laws of Maryland (“Inland”), KeyBank, individually and as agent, and the “Lenders” identified therein entered into that certain Credit Agreement dated October 15, 2007, as amended by that certain Comprehensive Amendment to Credit Agreement of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed, modified or amended, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to provide a secured revolving credit facility to Inland in the aggregate amount of up to $200,000,000 (collectively, the “Loans”);

WHEREAS, Assignor is a wholly-owned subsidiary of Inland and will directly benefit from the extension of credit represented by the Credit Agreement;

WHEREAS, as a condition to the execution of the Credit Agreement and the making of the Loans, the Lenders and Agent have required that Assignor execute this Assignment;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.

Definitions.  Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

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2.

Grant of Security Interest.  As collateral security for the payment and performance by Assignor of its duties, responsibilities and obligations under this Agreement and the other Loan Documents (which duties, responsibilities and obligations of Assignor are hereinafter referred to collectively as the “Obligations”), Assignor does hereby transfer, assign, pledge and convey to Agent, and does hereby grant a security interest to Agent for the ratable benefit of the Lenders, in and to the following:

(a)

All right, title, interest and claims of Assignor now or hereafter acquired as the direct and beneficial owner of the percentage shown on Exhibit A of all membership interests and partnership interests in the Companies (the "Pledged Equity Interests") together with any and all voting rights and privileges attaching to, existing or arising in connection with the Pledged Equity Interests,  any and all other securities, cash, certificates or other property, option or right in respect of, in addition to or substitution or exchange for any of the Pledged Equity Interests or any of the foregoing, or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for the Pledged Equity Interests; and

(b)

Any and all profits, proceeds, income, dividends, distributions, payments upon dissolution or liquidation of any of the Companies, and any return of capital, repayment of loans, and payments of any kind or nature whatsoever, now or hereafter distributable or payable by any of the Companies to Assignor, by reason of Assignor’s interest in the Companies, or now or hereafter distributable or payable to Assignor from any other source by reason of Assignor being a member or partner in any of the Companies, by reason of services performed by Assignor for or on behalf of any of the Companies, and any and all proceeds from any transfer, assignment or pledge of any interest of Assignor in, or claim or right against, any of the Companies (regardless of whether such transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and all claims, choses in action or things in action now or hereafter arising against any of the Companies (collectively, the "Distributions"); and

(c)

All notes or other documents or instruments now or hereafter evidencing or securing any such Distributions from any of the Companies; and

(d)

All rights of Assignor to collect and enforce payment of the Distributions pursuant to the terms of any of the Organizational Agreements or otherwise; and

(e)

All proceeds of any of the foregoing.

All of the foregoing described in this Section 2 are hereinafter referred to collectively as the “Collateral.”

3.

Obligations Secured.  This Assignment secures the payment and performance by Assignor of the Obligations.

4.

Collection of Distributions.

(a)

It is acknowledged and agreed by the parties hereto that Agent shall have sole and exclusive possession of the Distributions and that this Assignment constitutes a present, absolute and current assignment of all the Distributions and is effective upon the execution and delivery hereof.  Payments under or with respect to the Distributions shall be made as follows:

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(i)

Assignor shall have no right to receive payments made under or with respect to the Distributions, or upon any redemption or conversion of the Collateral, other than by deposit thereof into the Deposit Account, and all such payments shall be delivered directly by the Companies to the Deposit Account.

(ii)

If Assignor shall receive any payments made under or with respect to the Distributions, or upon any redemption or conversion of the Collateral, Assignor shall hold all such payments in trust for Agent, and will immediately deposit all such payments directly to the Deposit Account pursuant to the Account Pledge Agreement for further distribution and application pursuant to the terms thereof.

(iii)

In furtherance of the foregoing, Assignor does hereby notify and direct each of the Companies that all payments under or with respect to the Distributions shall be made directly to the Deposit Account set forth herein.

(b)

Assignor shall cause each of the Companies to promptly distribute all net proceeds of the sale or other disposition of, or any financing or refinancing of, any of their respective assets or properties, and any and all other Distributions distributable or payable by the Companies under the terms of the applicable Organizational Agreements in accordance with the Credit Agreement.

(c)

Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Agent, or in the name of Assignor, at Assignor’s sole cost and expense, and regardless of whether or not Agent becomes a member in any of the Companies, to take any or all of the following actions at such time as a Default or Unmatured Default has occurred and is continuing:

(i)

to ask, demand, sue for, attach, levy, settle, compromise, collect, recover, receive and give receipt for any and all Collateral and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing and taking any actions on behalf of Assignor which are otherwise required of Assignor under the terms of any agreement as conditions precedent to the payment of the Distributions, and the right and power to endorse, in the name of Assignor, any checks, notes, drafts and other instruments received in payment of all or any portion of the Collateral; and

(ii)

to institute one or more actions against any of the Companies or any member thereof in connection with the collection of the Distributions, to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Agent’s sole discretion, with respect to such Distributions, to extend the time of payment, arrange for payment in installments or otherwise modify the terms of any of the Organizational Agreements with respect to the Distributions or release any of the Companies or any member thereof, from their respective obligations to pay any Distribution, without incurring responsibility to, or affecting any liability of, Assignor under any of the Organizational Agreements; it being specifically understood and agreed, however, that Agent shall not be obligated in any manner whatsoever to exercise any such power or authority or be in any way responsible for the collection of or realizing upon the Collateral, or any portion thereof.  The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges

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shall be exclusive in Agent, its successors and assigns until this Assignment terminates as provided in Section 13, below.

5.

Warranties and Covenants.  Assignor does hereby warrant and represent to, and covenants and agrees with Agent, as follows:

(a)

This Assignment has been duly executed and delivered by Assignor and constitutes the valid, legal and binding obligation of Assignor.  No consent from any other partner or member in the Companies is required as a condition to the effectiveness of this Assignment, except for the consent of The Townsend Company, LLC with respect to the Pledged Equity Interest in Stroud Commons, LLC, which consent has been obtained and delivered to the Agent in the form attached hereto as Exhibit “B” and made a part hereof.

(b)

None of the Pledged Equity Interests is evidenced by any certificate, instrument, document or other writing other than the Organizational Agreements.

(c)

True, correct and complete copies of each of the Organizational Agreements, together with all amendments thereto, have been delivered to Agent by Assignor, each of the Organizational Agreements is in full force and effect and is enforceable in accordance with its terms, and, so long as this Assignment remains in effect, Assignor shall not materially modify, amend, cancel, release, surrender or terminate, or permit the modification, amendment, cancellation, release, surrender or termination of, any of the Organizational Agreements, or dissolve, liquidate or permit the expiration of any of the Organizational Agreements or the termination or cancellation thereof, without in each instance the prior written consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)

Assignor is and shall remain the sole lawful, beneficial and record owner of the Pledged Equity Interests, and the right to receive the Distributions, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder), and Assignor has the full and complete right, power and authority to grant a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Assignment.  Assignor is not and will not become a party to or otherwise be bound by or subject to any agreement, other than the Loan Documents, that restricts in any manner the rights of any present or future holder of the Collateral with respect thereto.  No Person has any option, right of first refusal, right of first offer or other right to acquire all or any portion of the Collateral, except the express rights of The Townsend Company, LLC under the Organizational Agreements with respect to Stroud Commons, LLC.

(e)

This Assignment creates a valid and binding first priority security interest in the Collateral securing the payment and performance of the Obligations.  Neither Assignor nor any other Person has performed, nor will Assignor perform or permit any such other Person to perform, any acts which might prevent Agent from enforcing the terms and conditions of this Assignment or which would limit Agent in any such enforcement.

(f)

Assignor consents (to the extent applicable Law does not prohibit Assignor from pre-consenting) to the admission of Agent or any other purchaser of the Pledged Equity Interests upon a foreclosure sale as a substitute member of the applicable Company with all of the rights and privileges of a member under the applicable Organizational Agreements in

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the event that Agent exercises its rights under this Assignment and Agent or such other purchaser succeeds to ownership of all or any portion of the Pledged Equity Interests.

(g)

Assignor’s correct legal name indicated on the public record of Assignor’s jurisdiction, mailing address, identity or corporate structure, residence or chief executive office, jurisdiction of organization, organizational identification number, and federal tax identification number, are as set forth on Schedule 1 attached hereto and by this reference made a part hereof.  Assignor has been using or operating under said name, identity or corporate structure without change for the time period set forth on Schedule 1 attached hereto.  In order to perfect the pledge and security interests granted herein against Assignor, an appropriate UCC Financing Statement must be filed with the Secretary of State of Maryland and with the Secretary of State of Delaware.  Assignor covenants and agrees that Assignor shall not change any of the matters addressed by the first two sentences of this subsection unless it has given Agent thirty (30) days prior written notice of any such change and caused to be filed at the request of Agent, or Agent’s counsel to file, such additional financing statements or other instruments in such jurisdictions as Agent may deem necessary or advisable in its sole discretion to prevent any filed financing statement from becoming misleading or losing its perfected status.

(h)

Assignor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, documents, endorsements, assurances and instruments as Agent may reasonably at any time request in connection with the administration or enforcement of this Assignment or related to the Collateral or any part thereof or in order to better assure and confirm unto Agent its rights, powers and remedies hereunder.  Without limiting the generality of the foregoing, at any time and from time to time, Assignor shall, at the request of Agent, make, execute, acknowledge, and deliver or authorize the execution and delivery of and where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time in such offices and places as shall be deemed desirable by Agent all such other and further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, certificates and other documents as Agent from time to time may require for the better assuring, conveying, assigning and confirming to Agent the Collateral and the rights hereby conveyed or assigned or intended now or hereafter to be conveyed or assigned, and for carrying out the intention or facilitating the performance of the terms of this Assignment.  Upon any failure of Assignor to do so, Agent may make, execute, record, file, re-record and/or refile, acknowledge and deliver any and all such further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, instruments, certificates and documents for and in the name of Assignor, and Assignor hereby irrevocably appoints Agent the agent and attorney-in-fact with full power of substitutions of Assignor so to do.  This power is coupled with an interest and is irrevocable.  Without limiting the generality of the foregoing, Assignor will obtain such waivers of lien, estoppel certificates or subordination agreements as Agent may reasonably require to insure the priority of its security interest in the Collateral.  Assignor also shall furnish to Agent such evidence as Agent reasonably may require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

(i)

Assignor hereby authorizes Agent, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Collateral or any portion thereof in such jurisdictions as Agent may deem necessary or desirable in order to perfect the security interests granted by Assignor under

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this Assignment or any other Loan Document, and such financing statements may contain, among other items as Agent may deem advisable to include therein, the federal tax identification number and organizational number of Assignor.  Agent shall upon request provide Assignor with copies of any and all such filings made by Agent.

(j)

The Pledged Equity Interests and the Distributions are not and will not (A) be dealt in or traded on securities exchanges or in securities markets, (B) be “investment company securities” (as defined in Section 8-103(b) of the UCC), and (C) be credited to a securities account.  None of the Organizational Documents expressly provides that the Pledged Equity Interests are securities governed by Article 8 of the Uniform Commercial Code of any jurisdiction.

6.

General Covenants.  Assignor covenants and agrees that, so long as this Assignment is continuing:

(a)

Except as may be specifically set forth in the Credit Agreement, Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, directly or indirectly or by operation of law, sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

(b)

Assignor shall at all times defend the Collateral against all claims and demands of all Persons at any time claiming any interest in the Collateral adverse to Agent’s interest in the Collateral as granted hereunder.

(c)

Assignor shall perform in all material respects all of its duties, responsibilities and obligations under each of the Organizational Agreements and with respect to the Collateral.

(d)

Assignor shall pay all taxes and other charges against the Collateral.

(e)

Assignor shall promptly deliver to Agent as additional Collateral any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Distributions or any right to receive a Distribution, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as Agent may require to create a perfected security interest therein in favor Agent.

(f)

Assignor will provide to Agent such documents and reports respecting the Collateral in such form and detail as Agent may reasonably request from time to time.

(g)

Anything herein to the contrary notwithstanding, (i) Assignor shall remain liable under each of the Organizational Agreements and all other contracts, agreements and instruments included in, giving rise to, creating, establishing, evidencing or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations (including, without limitation, any obligation to make capital contributions or provide other funds to such entities) to the same extent as if this Assignment had not been executed, (ii) the exercise by Agent of any of its rights hereunder shall not release Assignor from any of its duties or obligations under any of the Organizational Agreements or any such contracts, agreements and instruments, and (iii) neither Agent nor any of the Lenders shall have any obligation or liability under any of the Organizational Agreements or any such contract, agreement or instrument by

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reason of this Assignment, nor shall Agent or any of the Lenders be obligated to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

(h)

If Assignor shall at any time be entitled to receive or shall receive any cash, certificate or other property, option or right upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral, whether for value paid by Assignor or otherwise, Assignor agrees that the same shall be deemed to be Collateral and shall be delivered directly to Agent in each case, accompanied by proper instruments of assignment and powers duly executed by  Assignor in such a form as may be required by Agent, to be held by Agent subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations).  If Assignor receives any of the foregoing directly, Assignor agrees to hold such cash or other property in trust for the benefit of Agent, and to surrender such cash or other property to Agent (or, to the extent it constitutes cash, to the Deposit Account) immediately.  In the event that Assignor purchases or otherwise acquires or obtains any additional interest in any Company, or any rights or options to acquire such interest, all rights to receive profits, proceeds, accounts, income, dividends, distributions or other payments as a result of such additional interest, rights and options shall automatically be deemed to be a part of the Collateral.  All certificates, if any, representing such interests shall be promptly delivered to Agent, together with assignments related thereto, or other instruments appropriate to transfer a certificate representing any such interest, duly executed in blank.

7.

Event of Default.  An Event of Default shall exist hereunder upon the occurrence of any of the following:

(a)

The occurrence of a Default or Unmatured Default under the Credit Agreement; or

(b)

Any amendment to or termination of a financing statement naming Assignor as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Agent or Agent’s counsel without the prior written consent of Agent and the effect of such filing is not completely nullified to the reasonable satisfaction of Agent within ten (10) days after notice to Assignor thereof.

8.

Remedies.

(a)

Upon the occurrence of any Event of Default, Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Assignment and the other Loan Documents, including, without limitation, the exercise of its rights and remedies with respect to any or all of the Pledged Equity Interests.  The remedies of Agent shall include, without limitation, all rights and remedies specified in the Loan Documents and this Assignment, all remedies of Agent under applicable general or statutory Law, and the remedies of a secured party under the UCC, regardless of whether the UCC has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted.  In addition to such other remedies as may exist from time to time, whether by way of set-off, banker’s lien, consensual security interest or otherwise, upon the occurrence of an Event of Default, Agent is authorized at any time and from time to time, without notice to or demand upon Assignor (any such notice or demand being expressly waived by Assignor) to charge any

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and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Agent to or for the credit of or the account of Assignor against any and all of the Obligations, irrespective of whether or not Agent shall have made any demand for payment and although such Obligations may be unmatured.  Any notice required by Law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonable and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least five (5) business days prior to such disposition.  Agent may require Assignor to assemble the Collateral and make it available to Agent at any place to be designated by Agent which is reasonably convenient to both parties.  It is expressly understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, and that Agent shall be entitled to bid and purchase at any such sale without recourse to judicial proceedings and without either demand, appraisement, advertisement or notice (except such notice as is otherwise required under this Assignment) of any kind, all of which are expressly waived.  In the event that Agent is the successful bidder at any public or private sale of the Collateral or any portion thereof, the amount bid by the Agent may be credited against the Obligations as provided in the Credit Agreement.  To the extent the Collateral consists of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given.  Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Assignor.  In the event that any consent, approval or authorization of any Governmental Agency or commission will be necessary to effectuate any such sale or sales, Assignor shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization.  Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations are due, and for the purpose of realizing Agent’s rights therein, Agent may receive, open and dispose of mail addressed to Assignor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage of any form of Collateral on behalf and in the name of Assignor, as its attorney-in-fact.  In addition, Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact either in the name of Agent or Assignor to (i) sign Assignor’s name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the UCC; (ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above, sign in Assignor’s name any documents necessary to transfer title to the Collateral to Agent or any third party.  All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith.  This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations.  All remedies of Agent shall be cumulative to the full extent provided by Law, all without liability except to account for property actually received, but the Agent shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing.  Pursuit by Agent of certain judicial or

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other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral.  Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.  In the event that any transfer tax, deed tax, conveyance tax or similar tax is payable in connection with the foreclosure, conveyance in lieu of foreclosure or otherwise of all or any portion of the Collateral, Assignor shall pay such amount to Agent upon demand and if Assignor fail to pay such amount on demand, Agent may advance such amount on behalf of Assignor and the amount thereof shall become a part of the Obligations and bear interest at the rate for overdue amounts under the Credit Agreement until paid.

(b)

If Assignor fails to perform any agreement or covenant contained in this Assignment beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of Assignor contained in this Assignment that Assignor fails to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys’ fees actually incurred (including attorneys’ fees incurred in any appeal) by Agent in connection therewith, shall be payable by Assignor upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement.

(c)

Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien that in the reasonable judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorney’s fees.  Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the rate for overdue payments set forth in the Credit Agreement.

(d)

Any certificates or securities held by Agent as Collateral hereunder may, at any time, and at the option of Agent, be registered in the name of Agent or its nominee, endorsed or assigned in blank or in the name of any nominee and Agent may deliver any or all of the Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations or transfer or for such other purposes in furtherance of this Assignment as Agent may deem desirable.  Until the occurrence of an Event of Default, Assignor shall retain the right to vote any of the Collateral, or exercise membership rights, in a manner not inconsistent with the terms of this Assignment and the other Loan Documents, and Agent hereby grants to Assignor its proxy to enable Assignor to so vote any of the Collateral  (except that Assignor shall not have any right to exercise any such power if the exercise thereof would violate or result in a violation of any of the terms of this Assignment or any of the other Loan Documents).  At any time after the occurrence and during the continuance of any Event of Default, Agent or its nominee shall, without notice or demand, automatically have the sole and exclusive right to give all consents, waivers and ratifications in respect of the Collateral and exercise all voting, approval or other rights at any meeting of the members of any of the Companies, respectively (and the right to call such meetings) or otherwise (and to give written consents in lieu of voting thereon), and exercise any and all rights of conversion, exchange, subscription or any of the rights, privileges or options pertaining to the Collateral and otherwise

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act with respect thereto and thereunder as if Agent or its nominee were the absolute owner thereof (all of such rights of the Assignor ceasing to exist and terminating upon the occurrence of an Event of Default) including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or the readjustment of the issuer thereof, all without liability except to account for property actually received and in such manner as Agent shall determine in its sole and absolute discretion, but Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for the failure to do so or delay in so doing.  The exercise by Agent of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the UCC nor an acceptance by Agent of any of the Collateral in satisfaction of the Obligations.

9.

Duties of Agent.  The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Agent’s duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties.  Agent shall have no responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

10.

Indemnification.

(a)

It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon Agent or any of the Lenders, or cause Agent or any of the Lenders to be, or to be deemed to be, a member in any of the Companies and that in accepting this Assignment, Agent and the Lenders neither assume nor agree to perform at any time whatsoever any obligation or duty of Assignor under any of the Organizational Agreements or any other mortgage, indenture, contract, agreement or instrument to which Assignor is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Assignor.

(b)

Assignor agrees to indemnify, defend and hold Agent and the Lenders harmless from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Assignment (including, without limitation, enforcement of this Assignment or acts taken or omitted to be taken by Agent or the Lenders hereunder or in connection therewith), except claims, expenses, losses or liabilities resulting from Agent’s or such Lender’s gross negligence or willful misconduct.

(c)

Assignor upon demand shall pay to Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, which Agent may incur in connection with (i) the administration of this Assignment, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Assignor to perform or observe any of the provisions hereof.

11.

Security Interest Absolute.  All rights of Agent, and the security interests hereunder, and all of the Obligations secured hereby, shall be absolute and unconditional, irrespective of:

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(a)

Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

(b)

Any change in the time (including the extension of the initial maturity date of the Loan as provided in the Credit Agreement), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

(c)

Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

(d)

Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Assignor, the Companies or any third party for the Obligations or any part thereof.

12.

Amendments and Waivers.  No amendment or waiver of any provision of this Assignment nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent.  Failure on the part of Agent to complain of any act or failure to act that constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent’s rights hereunder or impair any rights, powers or remedies consequent on any Event of Default.  Assignor hereby waives to the extent permitted by Law all rights that Assignor has or may have under and by virtue of the UCC and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Assignor to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral.  Assignor hereby waives and renounces for itself, its heirs, successors and assigns, presentment, demand, protest, advertisement or notice of any kind (except for any notice required by Law or the Loan Documents) and all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or that may hereafter be provided by the Constitution and Laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Assignment and the collection of any of the Obligations.

13.

Continuing Security Interest; Transfer of Loan; Release of Collateral.  This Assignment shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations and the Lenders have no further obligation to make any advances of the Loan, (b) be binding upon Assignor and its heirs, successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and the Lenders and their respective successors, transferees and assigns.  Upon the indefeasible payment in full of the Obligations and the termination or expiration of any

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obligation of the Lenders to make further advances of the Loan or to issue any Facility Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Assignor.  Upon any such termination, Agent will, at Assignor’s expense, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

14.

Securities Laws and Other Limitations.  In view of the position of Assignor in relation to the Collateral, or because of other current or future circumstances, a question may arise under the federal and state securities Laws, the Organizational Agreements, or under any intercreditor agreement, that may now or hereafter be entered into among the Agent and any other bank a party to the Credit Agreement or under any intercreditor agreement, which may now or hereafter be entered into among the Agent and any other party with respect to the Loans or the Collateral (as the same may be modified or amended from time to time, collectively, the “Intercreditor Agreements”) with respect to any disposition of the Collateral permitted hereunder.  Assignor understands that compliance with the federal and state securities Laws, the Organizational Agreements, or Intercreditor Agreements might very strictly limit the course of conduct of Agent if Agent were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities Laws.  Assignor recognizes that in light of the foregoing restrictions and limitations Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof and who are able to satisfy any conditions or requirements set forth in the Organizational Agreements, and the Intercreditor Agreements, and Agent may sell the Collateral in parcels and at such times and to such Persons as Agent may reasonably determine is necessary to comply with such conditions or requirements.  Assignor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Agent in its sole and absolute discretion may, in accordance with federal and state securities Law, the Organizational Agreements and the Intercreditor Agreements, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the federal and state securities Laws (b) approach and negotiate with a single potential purchaser to effect such sale and (c) sell the Collateral in parcels and at such times and in such manner and to such Persons as Agent may reasonably determine is necessary to comply with such conditions and requirements.  Assignor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller if such sale were a public sale without such restrictions.  In the event of any such sale, Agent shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached or if all the Collateral were sold at a single sale.  Assignor further agrees that any sale or sales by Agent of the Collateral made as provided in this Section 14 shall be commercially reasonable.  The provisions of this Section 14 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.  Agent and the Lenders shall

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not be liable to Assignor for any loss in the value of any portion of the Collateral by reason of any delay in the sale of the Collateral.

15.

Governing Law; Terms.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OF ANY JURISDICTION).

16.

Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Assignment  must be in writing and shall be deemed to have been properly given or served if given in the manner prescribed in the Credit Agreement.

17.

No Unwritten Agreements.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

18.

Miscellaneous.  Time is of the essence of this Assignment.  Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof.  If, for any circumstances whatsoever, fulfillment of any provision of this Assignment shall involve transcending the limited validity presently prescribed by Law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Assignment, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Assignment shall remain operative and in full force and effect.  If more than one entity comprises the Assignor, the liability of each such entity shall be joint and several

19.

Modifications, Etc.  Assignor hereby consents and agrees that Agent or the Lenders may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing the Obligations; substitute for any Collateral so held by it, other collateral of like kind; agree to modification of the terms of the Loan Documents; extend or renew the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents for any period or to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor, endorser or any other Person liable with respect to the Obligations; or take or fail to take any action of any type whatsoever; and no such action that Agent or the Lenders shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor’s obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent or any Lender.

20.

Attorney-in-Fact.  Notwithstanding anything to the contrary contained in this Assignment, Agent agrees that Agent will not take any action as attorney-in-fact of Assignor as permitted hereunder unless and until an Event of Default has occurred.

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21.

Counterparts.  This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Assignment by signing any such counterpart.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, Assignor and Agent have executed this Assignment under seal on the date first above written.

ASSIGNOR:

IWR PROTECTIVE CORPORATION, a Delaware corporation

By:

Name:
Title:

AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By:

   Kevin P. Murray

Senior Vice President

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EXHIBIT “A”

COMPANIES

(Initial Collateral Properties Only)

	Property Name	Company Name	Total Percentage Held by Assignor	Amount of Total Percentage Held Constituting Pledged Equity Interests	State of Organization	EIN	Organizational Agreements

1.	The Shoppes at Stroud Township	Stroud Commons, L.L.C.	50%	All	Delaware	26-0101120	Amended and Restated Limited Liability Company Agreement dated as of November 30, 2006

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EXHIBIT “B”

April __, 2009

IWR Protective Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention:	KeyBank National Association c/o KeyBank Real Estate Capital Institutional Group 1200 Abernathy Road, Suite 1550 Atlanta, GA 30328 Attention: Kevin Murray

Re:

Stroud Commons, LLC (the “Company”)

Gentlemen:

This letter will confirm the consent of the undersigned, The Townsend Company, LLC, an Ohio limited liability company (“Townsend”), in its capacities as Manager and a Member under that certain Amended and Restated Limited Liability Company Agreement of the Company dated as of November 30, 2006 (the “Company Agreement”), to the collateral assignment by IWR Protective Corporation (“Inland Member”) to KeyBank National Association, as agent for itself and other lenders from time to time (the “Agent”) of 100% of Inland Member’s membership interest in the Company and all rights related thereto, including the right to receive any and all distributions due to Inland Member from the Company, all as provided for in that certain Collateral Assignment of Interests dated as of April __, 2009 made by Inland Member and its parent, Inland Western Retail Real Estate Trust, Inc., in favor of Agent.  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Company Agreement.

The undersigned further agrees that, in the event Agent shall exercise its rights under such Collateral Assignment of Interests and cause such rights of Inland Member in the Company to be transferred to Agent or another purchaser at any sale of such rights held pursuant to such Collateral Assignment of Interests, that, notwithstanding any rights of Townsend under the Company Agreement, Townsend hereby grants its Approval of such transfer and agrees that Agent or such purchaser shall be admitted as a substituted party for the Inland Member upon compliance with the other conditions to transfer set forth in Section 8.1.4 of the Company Agreement and thereafter shall have all rights and remedies of a Member in the Company.

Townsend further agrees to send to Agent at the address shown above a copy of any notices given to Inland Member under the Company Agreement.

THE TOWNSEND COMPANY, LLC,
an Ohio limited liability company

By:

Charles Townsend, Manager

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Schedule 1

DESCRIPTION OF ASSIGNORS

1.

Assignor has been using or operating under the name IWR Protective Corporation without change since September 29, 2004.

Names and Tradenames used within the last five years:

Location of all chief executive offices over last five years:

2901 Butterfield Road

Oak Brook, Illinois  60523

Mailing address:  2901 Butterfield Road

Oak Brook, Illinois  60523

Organizational Identification Number:

Federal Tax Identification Number:  20-1777568

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EXHIBIT H

FORM OF ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT

ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT

THIS ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this “Agreement”), dated as of April ___, 2009, by and between INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a corporation organized under the laws of the state of Maryland (“Borrower”) and KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as Administrative Agent for itself and the other Lenders from time to time parties to the “Credit Agreement” (as hereinafter defined) (KeyBank in its capacity as Administrative Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated October 15, 2007, as amended by the Comprehensive Amendment to Credit Agreement dated as of the date hereof among Borrower,  the Lenders and Agent (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, increased, modified or restated, the “Credit Agreement”), the Lenders have agreed to provide a secured revolving credit facility to Borrower in the amount of $200,000,000 (as modified or amended from time to time, the “Loan”), which Loan is evidenced by those certain Notes made by Borrower to the order of Lenders in the aggregate face amount of $200,000,000 (such Notes, and each other Note as may be issued under the Credit Agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, increased or restated, are hereinafter referred to collectively as the “Note”), the payment of which has been guarantied by certain Subsidiaries of Borrower as evidenced by that certain Subsidiary Guaranty, and secured by a pledge of the Borrower’s interest in certain of its Subsidiaries;

WHEREAS, the Lenders and Agent have required, as a condition to making the Loan to Borrower, that Borrower enter into this Agreement as additional security for the Obligations (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.

Defined Terms.  Capitalized terms used in this Agreement, but that are not otherwise expressly defined in this Agreement, shall have the respective meanings given thereto in the Credit Agreement.  In addition, the following terms shall have the following meanings:

Bank:  Bank of America, N.A., as depository bank.

Bankruptcy Code.  Title 11, U.S.C.A., as amended from time to time or any successor statute thereto.

Collateral:  As defined in §2, below.

Control Agreement:  That certain Deposit Account Control Agreement of even date herewith made by and among Borrower, Agent and Bank with respect to the Deposit Account, in the form attached hereto as Attachment No. 1 and made a part hereof.

Deposit Account:  A segregated deposit account held at Bank with the name “Inland Western Retail Real Estate Trust, Inc.”, Account No. 5800427196 the title of which account shall be held in the name of Borrower and shall indicate that, subject to Section 7, funds held therein are held for the benefit of Agent for the uses and purposes set forth herein, or any successor deposit account approved by Agent.

Event of Default:  As defined in §8, below.

Excess Funds:  That portion of the revenues of Borrower and Borrower’s Subsidiaries from the operation of their Properties, which is distributable to the Borrower as represented by the amounts remaining in the Holdco Account as a result of deposits therein from those three certain lockbox accounts maintained by the Borrower’s three management subsidiaries with Bank for receipt of all revenues from such Properties (collectively, the “Lockboxes”), after payment of all debt service and operating expenses related to such Properties from the Holdco Account, and which Borrower hereby irrevocably directs Bank to cause to be transferred from the Holdco Account to the Deposit Account as provided herein.

Holdco Account: That certain account maintained at Bank by Inland Holdco Management, LLC, a Delaware limited liability company, which is the sole owner of Borrower’s three management subsidiaries

UCC:  The Uniform Commercial Code as in effect in the State of Illinois.

2.

Security for Obligations.  To secure the full and punctual payment and performance by Borrower of all duties, responsibilities and obligations under this Agreement, the Credit Agreement, the Note, and the other Loan Documents, together with any and all renewals, restatements, modifications, consolidations, amendments, increases and extensions thereof (such duties, responsibilities and obligations are hereinafter referred to as the “Obligations”), Borrower hereby collaterally assigns, conveys, grants, pledges, hypothecates and transfers to Agent a first-in-lien-priority continuing security interest in Borrower’s right, title and interest in and to the Deposit Account and all cash and property, whether now owned or existing or hereafter acquired, in the Deposit Account, including without limitation, all checks, drafts, wire transfers (whether made or in the process of being made) and other items deposited in or transferred to the Deposit Account (the “Collateral”).

3.

Agent’s  Control of the Account.  Pursuant to the Control Agreement, Bank has agreed to comply with any instruction (within the meaning of Section 9-104 of the UCC, i.e., an order directing the disposition of funds in the Deposit Account) originated by the Agent.  Subject to Section 7, the parties acknowledge and agree that by this Agreement and the Control Agreement Agent shall have sole and exclusive control of the Collateral within the meaning of Section 9-104 of the UCC.  Borrower and Agent agree that the Control Agreement is an authenticated record for the purposes of Section 9-104(a) of the UCC.

4.

Warranties and Covenants.  Borrower hereby warrants and represents to Agent, and covenants and agrees with Agent, as follows:

(a)

Borrower is and shall remain the sole, lawful, beneficial and record owner of the Collateral, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set off or recoupment whatsoever other than Liens in favor of the Agent and the Bank hereunder, and Borrower has the full and complete right, power and authority to pledge and grant a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Agreement.

(b)

This Agreement creates a valid and binding first-in-lien priority pledge and assignment of and security interest in the Collateral securing the payment and performance of the Obligations.  Neither Borrower nor any other Person has performed or will perform or permit any other Person to perform any acts that might prevent Agent from enforcing any of the terms and conditions of this Agreement or that would limit Agent in any such enforcement.

(c)

There are no accounts maintained by Borrower, any Subsidiary of Borrower or any other Person for the receipt of Excess Funds other than the Lockboxes, the Holdco Account and the Deposit Account, or such accounts as are required by individual mortgage lenders for property level financings, and there are no agreements regarding the distribution or disposition of the Excess Funds other than this Agreement and the other Loan Documents.

5.

General Covenants.  Borrower covenants and agrees with Agent that so long as any of the Obligations are outstanding or have not been paid or performed:

(a)

Subject to Section 7, Borrower, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, shall not directly, indirectly or by operation of law sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

(b)

Borrower shall at all times defend the Collateral against all claims and demands of all Persons at any time claiming any interest in the Collateral adverse to Agent’s interest in the Collateral as granted hereunder.

(c)

Borrower shall pay all taxes and other charges against the Collateral to the extent due and payable.

(d)

Borrower authorizes Agent, its counsel or its representative, at any time and from time to time, at the expense of Borrower, to execute and/or file any financing statements or financing statement amendments or continuations, that describe or relate to the Collateral or any portion thereof in such jurisdictions as Agent may deem necessary or desirable to perfect its security interest in any of the Collateral and such financing statements may contain, among other items as Agent may deem advisable to include therein, the federal tax identification number and organizational number of Borrower.  Borrower will make, execute, acknowledge and deliver or authorize the execution and delivery of and where appropriate, cause to be recorded and/or filed and from time to time thereafter be re-recorded and/or refiled at such time in such offices and places as shall be deemed desirable by Agent any financing statements, further assignments, security agreements, continuation statements, endorsements, assurances, certificates and other documents, and perform such other acts as Agent reasonably may deem necessary from time to time to establish and maintain in favor of Agent, valid and perfected security interests in the Collateral, free of all other liens, encumbrances, security interests and claims other than the Liens of the Agent hereunder.  Upon any failure of Borrower to do so, Agent may make, execute, record, file, rerecord and/or refile, acknowledge and deliver any and all such further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Agent the agent and attorney-in-fact with full power of substitution of Borrower so to do.  This power is coupled with an interest and is irrevocable.  Without limiting the generality of the foregoing, Borrower will obtain such waivers of lien, estoppel certificates, deposit account control agreements or subordination agreements as Agent may require to insure the priority of its security interest in the Collateral.  Borrower shall also do anything else Agent may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

(e)

So long as any of the Obligations shall be outstanding, neither Borrower nor any Subsidiary of Borrower shall open any account for the receipt of Excess Funds other than the Deposit Account and neither Borrower nor any Subsidiary of Borrower shall enter any agreement regarding the distribution or disposition of the Excess Funds other than this Agreement.

6.

Establishment and Funding of Deposit Account.

(a)

Establishment of Deposit Account.  Borrower has established and currently maintains the Deposit Account with the Bank and acknowledges that the Deposit Account is a “deposit account” (as defined in Section 9-102(a)(29) of the UCC).

(b)

Distributions as Property Only of Borrower.  Borrower warrants and represents to, and covenants and agrees with, Agent that all Excess Funds, when transferred from any account to the Deposit Account, (i) are intended to be and are hereby agreed to be at that time property of only Borrower, subject, however, in all events, to the security interests granted by this Agreement to Agent, (ii) shall constitute a distribution from the Borrower’s Subsidiaries to Borrower and (iii) shall be held by Bank for the benefit of Agent free of any liens or claim on the part of creditors of the Borrower other than Liens in favor of Agent and the Bank.

(c)

Jurisdiction. Notwithstanding any provision to the contrary in any other agreement between Borrower and Agent, Borrower and Agent hereby agree that the “bank’s jurisdiction” as said term is used in Section 9-304 of the UCC is and shall be the State of Illinois as provided in the Control Agreement and the Laws of such state shall govern the perfection or nonperfection, and the priority of security interest of Agent, in the Deposit Account.

7.

Transfer of Funds Out of Deposit Account.  Notwithstanding anything in this Agreement to the contrary, provided no Event of Default has occurred and is then continuing, Agent shall permit Bank, in accordance with its customary cash management practices, to sweep all funds from the Deposit Account on a daily basis to an account designated by Borrower.  Each transfer of funds from the Deposit Account shall be made only to the extent that immediately available funds are on deposit in the Deposit Account, and Agent shall not have any responsibility to make additional funds available in the event that funds on deposit in the Deposit Account are insufficient.  From and after Bank’s transfer of such funds, Agent shall have no further liability or responsibility with respect to, or control over, or security interest in, the funds so transferred.  Notwithstanding anything in this Agreement to the contrary, if an Event of Default has occurred and is then continuing, Agent is hereby irrevocably authorized to direct Bank to hold all funds in the Deposit Account and only release such funds on a weekly basis to pay such expenses as the Administrative Agent has approved in writing in response to a written payment direction from Borrower certifying the proposed amounts and payees with respect to the requested disbursements describing in detail by category the expenses for such week.

8.

Event of Default.  An Event of Default shall exist hereunder upon the occurrence of any of the following:

(a)

Any warranty, representation or statement made by or on behalf of Borrower in this Agreement proves untrue or misleading in any material respect upon the date when made or deemed to have been made or repeated; or

(b)

Borrower shall fail to, or Borrower shall fail to cause any other Person to, duly and fully comply with any covenant, condition or agreement in §5(a) of this Agreement; or

(c)

Borrower shall fail to duly and fully comply with any other covenant, condition or agreement of this Agreement (other than those specified in subsection (b) above or any default excluded from any provision of cure of defaults contained in the Credit Agreement) and the same is not cured in the applicable time period provided in the Credit Agreement, if any; or

(d)

The occurrence of a “Default” (as defined in the Credit Agreement); or

(e)

Any amendment to or termination of a financing statement naming Borrower as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Agent or Agent’s counsel without the prior written consent of Agent and the effect of such filing is not completely nullified to the reasonable satisfaction of Agent within ten (10) Business Days after written notice to Borrower thereof.

9.

Remedies.

(a)

Upon the occurrence and during the continuance of an Event of Default, Agent, without limitation, may:

(i)

without notice to Borrower, except as required by Law, and at any time or from time to time, charge, set-off, and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

(ii)

in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC; and

(iii)

demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose,  or otherwise  realize upon the Collateral (or any portion thereof) as Agent may determine in its sole discretion.

(b)

Borrower hereby expressly waives, to the fullest extent permitted by Law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral.  Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Agreement, and/or under any of the other Loan Documents.  The remedies of Agent shall include, without limitation, all rights and remedies specified in this Agreement and the other Loan Documents, all remedies of Agent under applicable Law, and the remedies of a secured party under the UCC as enacted in the State of Ohio, regardless of whether the UCC has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted.

(c)

If Borrower fails to perform any agreement or covenant contained in this Agreement beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of Borrower contained in this Agreement that Borrower shall fail to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys’ fees actually incurred (including attorneys’ fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue payments under the Credit Agreement.

(d)

Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem reasonably necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien that in the reasonable judgment of Agent appears to be prior or superior to its security interest and in exercising any such powers and authority to pay reasonably necessary expenses, employ counsel and pay reasonable attorney’s fees.  Any such advances made or expenses incurred by Agent shall constitute a part of the Obligations, shall be payable upon demand and shall bear interest at the rate for overdue payments under the Credit Agreement.

10.

Duties of Agent.  The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent’s possession; provided that Agent shall not be required to make any presentment, demand or protest or give any notice of nonperformance, dishonor, protest or of any other nature and need not take any action to preserve any rights against any prior party or any other Person in connection with the Indebtedness or with respect to the Collateral.  Agent shall not have any responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

11.

Indemnification.

(a)

It is specifically understood and agreed that this Agreement shall not operate to place any responsibility or obligation whatsoever upon Agent, or cause Agent to be, or to be deemed to be, a partner, shareholder or member, as applicable in Borrower and that in accepting this Agreement, Agent does not assume or agree to perform at any time whatsoever any obligation or duty of Borrower relating to the Collateral or any other mortgage, indenture, contract, agreement or instrument to which Borrower is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Borrower.

(b)

Borrower agrees to indemnify, defend and hold Agent and its officers, directors, agents and employees harmless from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or acts taken or omitted by Agent hereunder or in connection herewith, except claims, expenses, losses or liabilities arising from Agent’s gross negligence or willful misconduct.

(c)

Borrower upon demand shall pay to Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, that Agent may incur in connection with (i) the administration of this Agreement, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof beyond any applicable period for notice and cure.

12.

Security Interest Absolute.  All rights of Agent, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

(a)

Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

(b)

Any change in the time (including the extension of the maturity date of the Note), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

(c)

Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

(d)

Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Borrower or any third party for the Obligations or any part thereof.

13.

Amendments and Waivers.  No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Agreement to Agent may be exercised from time to time and as often as may be deemed expedient by Agent.  Failure on the part of Agent to complain of any act or failure to act that constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent’s rights hereunder or impair any rights, powers or remedies consequent on any such or Event of Default.  Borrower hereby waives to the extent permitted by Law all rights that Borrower has or may have under and by virtue of the UCC or in any other state, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Borrower to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral.  Borrower hereby waives and renounces for itself, its successors and assigns, presentment, demand, protest, advertisement or notice of any kind (except for any notice required by Law or the Loan Documents) and all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or that may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the Obligations.

14.

Continuing Security Interest; Release of Collateral.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the performance of all obligations of Borrower under the Credit Agreement and the indefeasible payment in full of the Obligations, (b) be binding upon Borrower and their permitted successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Bank, Agent and their respective successors, transferees and assigns.  Upon the performance of all obligations of

Borrower under the Credit Agreement and the indefeasible payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower.  Upon any such termination, Agent will at Borrower’s expense execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination and the release of any lien created by this Agreement.  No third Person shall be or be deemed to be a beneficiary of this Agreement.

15.

Assignment Binding Upon Successors.  This Agreement may be assigned by Borrower only with the prior written consent of Agent.  All rights of Agent under this Agreement shall inure to the benefit of its successors and assigns.  All obligations of Borrower shall bind its heirs, executors, administrators, successors and assigns.

16.

Governing Law; Terms.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF ILLINOIS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS AND CHOICE OF LAW).

17.

Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement shall be deemed to have been properly given or served if given in the manner provided in the Credit Agreement.

18.

No Unwritten Agreements.  THE AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

19.

Cash Collateral.  In the event that Borrower becomes the subject of a proceeding under the Bankruptcy Code, the parties hereto agree that the Collateral shall constitute “cash collateral” of Agent under Section 363 of the Bankruptcy Code.

20.

Miscellaneous.  Time is of the essence of this Agreement.  Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof.  References to a particular section refer to that section of this Agreement unless otherwise indicated.  If, for any circumstances whatsoever, fulfillment of any provision of this Agreement shall involve transcending the limit of validity presently prescribed by applicable Law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

21.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.  Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument.

[Remainder Of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Agreement, under seal, as of the day and year first above written.

BORROWER:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation

By:

      Steven P. Grimes

Chief Operating Officer and Chief

Financial Officer

AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent

By:

      Kevin P. Murray
      Senior Vice President

ATTACHMENT NO. 1 TO ACCOUNT SECURITY,

PLEDGE AND ASSIGNMENT AGREEMENT

Form of Deposit Account Control Agreement

EXHIBIT I

FORM OF MORTGAGE

I-1

[CONFORM TO LOCAL RECORDING REQUIREMENTS]

MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND

FIXTURE FILING

MADE BY

[______________________________________________],

as Mortgagor

to

KEYBANK NATIONAL ASSOCIATION,
not individually but as Administrative Agent
for itself and certain other Lenders,

as Mortgagee

Dated as of:  [___________________]

PREPARED BY AND UPON RECORDATION RETURN TO:

Sonnenschein Nath & Rosenthal LLP

233 South Wacker Drive, Suite 7800

Chicago, Illinois 60606

Attention:  Patrick G. Moran, Esq.

I-1

MORTGAGE,

ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND

FIXTURE FILING

Project Commonly Known As

[“_____________________________”]

THIS MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”) is made as of [_______________], by [_________], a Delaware limited liability company (“Mortgagor”) whose address is c/o Inland Western Retail Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, for the benefit of KEYBANK NATIONAL ASSOCIATION, as administrative agent (together with its successors and assigns in such capacity, the “Mortgagee”) for itself and one or more Lenders (as defined in the Credit Agreement described below), whose address is 127 Public Square, Cleveland, Ohio 44114.

Grant and Secured Obligations.

Grant.  Inland Western Retail Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), KeyBank National Association, individually and as administrative agent, and certain other lenders are parties to that certain Credit Agreement dated as of October 15, 2007, as amended by a Comprehensive Amendment to Credit Agreement dated April __, 2009 (as it may be amended, modified and/or restated from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.  Borrower has executed and delivered to the Lenders certain promissory notes and may in the future execute and deliver to the Lenders additional promissory notes (the promissory notes, made in favor of the Lenders, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the “Notes”), in and by which the Borrower promises to pay the principal of all Loans under such Credit Agreement and interest at the rate and in installments as provided in the Credit Agreement, with a final payment of the outstanding principal balance and accrued and unpaid interest being due on or before October 14, 2010, subject to extension to October 14, 2011 in accordance with the terms of the Credit Agreement.  Mortgagor has guaranteed payment and performance of Borrower’s obligations under the Notes and the Credit Agreement pursuant to a Subsidiary Guaranty (the “Guaranty”).  The maximum aggregate principal amount of the Loans evidenced by the Notes shall be $200,000,000.  The indebtedness secured hereby shall be governed by the terms and conditions of the Credit Agreement.

In consideration of the debt evidenced by the Notes and the Commitments evidenced by the Credit Agreement and to secure the timely payment of both principal and interest in accordance with the terms and provisions of the Notes and the Guaranty and in accordance with the terms, provisions and limitations of this Mortgage, to secure the payment of any and all amounts advanced by the Mortgagee with respect to the Premises for the payment of taxes, assessments, insurance premiums or any other costs incurred in the protection of the Premises, and to secure the performance of the covenants and agreements contained herein and in the Notes, the Credit Agreement, the Subsidiary Guaranty, the Security Documents and any other documents evidencing or securing the loans secured hereby or delivered to Mortgagee pursuant to the Credit Agreement (collectively, the “Loan Documents”) to be performed by Borrower or any Guarantor, and for the purpose of securing payment and performance of the Secured Obligations defined and described in Section 1.2 below, Mortgagor hereby irrevocably and unconditionally grants, bargains, sells, conveys, mortgages and warrants to Mortgagee, with power of sale and with right of entry and possession, all estate, right, title and interest which Mortgagor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the “Property”):

The real property located in the County of [_____], State of [________], as described in Exhibit A, together with all existing and future easements and rights affording access to it (the “Premises”); together with

All buildings, structures and improvements now located or later to be constructed on the Premises (the “Improvements”); together with

All existing and future appurtenances, privileges, easements, franchises and tenements of the Premises, including all minerals, oil, gas, other hydrocarbons and associated substances, sulphur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Premises, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, and any Premises lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Premises and Improvements; together with

All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions (“Leases”) relating to the use and enjoyment of all or any part of the Premises and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such Leases; together with

All real property and improvements on it, and all appurtenances and other property and interests of any kind or character, whether described in Exhibit A or not, which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Premises and Improvements; together with

All goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Premises and Improvements, whether stored on the Premises or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Mortgage and any manufacturer’s warranties with respect thereto; together with

All building materials, equipment, work in process or other personal property of any kind, whether stored on the Premises or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Premises or Improvements; together with

All of Mortgagor’s interest in and to all operating accounts pertaining to the Property; together with

All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds (including real estate tax refunds), cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Mortgagor with third parties (including all utility deposits), contract rights (including any property management agreements), development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, notes, drafts and letters of credit (other than letters of credit in favor of Mortgagee), which arise from or relate to construction on the Premises or to any business now or later to be conducted on it, or to the Premises and Improvements generally and any builder’s or manufacturer’s warranties with respect thereto; together with

All insurance policies pertaining to the Premises and all proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Premises, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Premises, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact; together with

All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory (“Books and Records”); together with

All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

Secured Obligations.

Mortgagor makes the grant, conveyance, and mortgage set forth in Section 1.1 above, and grants the security interest set forth in Section 3 below for the purpose of securing the following obligations (the “Secured Obligations”) in any order of priority that Mortgagee may choose:

Payment of all obligations at any time owing under the Notes under the terms of the Credit Agreement; and

Payment and performance of all obligations of Mortgagor under this Mortgage; and

Payment and performance of all other obligations of the Borrower and/or any Subsidiary Guarantor(s) under the other Loan Documents; and

Payment and performance of all future advances and other obligations that Mortgagor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Mortgage; and

Payment and performance of all modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations.

All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations.  Such terms include any provisions in the Note or the Credit Agreement which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

Assignment of Rents.

Assignment.  Mortgagor hereby irrevocably, absolutely, presently and unconditionally assigns to Mortgagee all of Mortgagor’s title and interest, if any, in all existing and future Leases relating to the use and enjoyment of all or any part of the Premises and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such Leases.  Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Leases or otherwise impose any obligation on Mortgagee. Mortgagor hereby irrevocably, absolutely, presently and unconditionally assigns to Mortgagee all rents, sublease rents, royalties, issues, profits, revenue, income, accounts, proceeds and other benefits of the Property, whether now due, past due or to become due, including all prepaid rents and security deposits, and including any termination payments under any Lease or sublease (some or all collectively, as the context may require, “Rents”).  This is an absolute assignment, not an assignment for security only.

Grant of License.  Mortgagee hereby confers upon Mortgagor a license (“License”) to collect and retain the Rents as they become due and payable, so long as no Default, as defined in Section 6.2 below, shall exist and be continuing.  If a Default has occurred and is continuing, Mortgagee shall have the right, which it may choose to exercise in its sole discretion, to terminate this License without notice to or demand upon Mortgagor, and without regard to the adequacy of Mortgagee’s security under this Mortgage.

Collection and Application of Rents.  Subject to the License granted to Mortgagor under Section 2.2 above, Mortgagee has the right, power and authority to collect any and all Rents.  Mortgagor hereby appoints Mortgagee its attorney-in-fact to perform any and all of the following acts, if and at the times when Mortgagee in its sole discretion may so choose:

Demand, receive and enforce payment of any and all Rents; or

Give receipts, releases and satisfactions for any and all Rents; or

Sue either in the name of Mortgagor or in the name of Mortgagee for any and all Rents.

Mortgagee and Mortgagor agree that the mere recordation of the assignment granted herein entitles Mortgagee immediately to collect and receive rents upon the occurrence of a Default, as defined in Section 6.2, without first taking any acts of enforcement under applicable law, such as, but not limited to, providing notice to Mortgagor, filing foreclosure proceedings, or seeking and/or obtaining the appointment of a receiver.  Further, Mortgagee’s right to the Rents does not depend on whether or not Mortgagee takes possession of the Property as permitted under Subsection 6.3(c).  In Mortgagee’s sole discretion, Mortgagee may choose to collect Rents either with or without taking possession of the Property.  Mortgagee shall apply all Rents collected by it in the manner provided under Section 6.6.  If a Default occurs while Mortgagee is in possession of all or part of the Property and is collecting and applying Rents as permitted under this Mortgage, Mortgagee and any receiver shall  nevertheless be entitled to exercise and invoke every right and remedy afforded any of them under this Mortgage and at law or in equity.

Mortgagee Not Responsible.  Under no circumstances shall Mortgagee have any duty to produce Rents from the Property.  Regardless of whether or not Mortgagee, in person or by agent, takes actual possession of the Premises and Improvements, unless Mortgagee agrees in writing to the contrary, Mortgagee is not and shall not be deemed to be:

A “mortgagee in possession” for any purpose; or

Responsible for performing any of the obligations of the lessor under any Lease; or

Responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property, unless caused by the gross negligence, willful misconduct or bad faith of Mortgagee; or

Liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

Leasing.  Mortgagor shall not accept any deposit or prepayment of rents under the Leases for any rental period exceeding one (1) month without Mortgagee’s prior written consent.  Mortgagor covenants and agrees that it shall not enter into, modify, waive or release any party from the performance or observance of any material obligation or condition, or terminate or accept the surrender, of any Lease (including, but not limited to, any guaranty, letter of credit or other credit support thereof) (each of the foregoing circumstances being a “Material Lease Event”) which affects any one space comprising 10,000 square feet or more of gross leaseable area (a “Major Lease”), without the prior written approval of Mortgagee in each instance, which approval shall not be unreasonably withheld.  Each request for approval shall be made in writing to Mortgagee and shall include the following in all capital, bold and block letters:

“THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN 15 DAYS OF RECEIPT.  FAILURE TO DO SO WILL BE DEEMED AN APPROVAL OF THE REQUEST.”

Failure of Mortgagee to approve or disapprove a Material Lease Event within fifteen (15) days after receipt of such written request and all documents and information reasonably required by Mortgagee, shall be deemed approval, provided that the written request for approval specifically mentioned the same as required above.

Grant of Security Interest.

Security Agreement.  The parties intend for this Mortgage to create a lien on the Property, and an absolute assignment of the Leases and Rents, all in favor of Mortgagee.  The parties acknowledge that some of the Property and some or all of the Rents may be determined under applicable law to be personal property or fixtures.  To the extent that any Property, Leases or Rents may be or be determined to be personal property, Mortgagor as debtor hereby grants Mortgagee as secured party a security interest in all such Property, Leases and Rents, to secure payment and performance of the Secured Obligations.  This Mortgage constitutes a security agreement under the Uniform Commercial Code of the State in which the Property is located, covering all such Property, Leases and Rents.

Financing Statements.  Mortgagor hereby authorizes Mortgagee to file one or more financing statements.  In addition, Mortgagor shall execute such other documents as Mortgagee may from time to time require to perfect or continue the perfection of Mortgagee’s security interest in any Property, Leases or Rents.  As provided in Section 5.10 below, Mortgagor shall pay all fees and costs that Mortgagee may incur in filing such documents in public offices and in obtaining such record searches as Mortgagee may reasonably require.  In case Mortgagor fails to execute any financing statements or other documents for the perfection or continuation of any security interest, Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to execute any such documents on its behalf.  If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall never be construed as in any way derogating from or impairing this Mortgage or the rights or obligations of the parties under it.

Fixture Filing.

This Mortgage constitutes a financing statement filed as a fixture filing under Article 9 of the Uniform Commercial Code in the State in which the Property is located, as amended or recodified from time to time, covering any Property which now is or later may become fixtures attached to the Premises or Improvements.  For this purpose, the respective addresses of Mortgagor, as debtor, and Mortgagee, as secured party, are as set forth in the preamble of this Mortgage.

Rights and Duties of the Parties.

Representations and Warranties.  Mortgagor represents and warrants that:

Mortgagor lawfully possesses and holds fee simple title to all of the Premises and Improvements;

Mortgagor has or will have good title to all Property other than the Premises and Improvements;

Mortgagor has the full and unlimited power, right and authority to encumber the Property and assign the Rents;

This Mortgage creates a first and prior lien on the Property;

The Property includes all property and rights which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Premises and Improvements;

Mortgagor owns any Property which is personal property free and clear of any security agreements, reservations of title or conditional sales contracts, and there is no financing statement affecting such personal property on file in any public office;

Mortgagor’s place of business, or its chief executive office if it has more than one place of business, is located at the address set forth in the preamble of this Mortgage;

There has been no material adverse change in the physical or financial condition of the Property since the most recent date on which Mortgagor delivered to Mortgagee rent rolls and other information regarding the physical and financial condition of the Property.

Taxes, and Assessments.  Mortgagor shall, prior to delinquency, pay or cause to be paid each installment of all taxes and special assessments of every kind, now or hereafter levied against the Property or any part thereof, without notice or demand, and shall provide Mortgagee with evidence of the payment of same upon the request of Mortgagee.  Mortgagor shall pay all taxes and assessments which may be levied upon Mortgagee’s or the Lenders’ interest herein or upon this Mortgage or the debt secured hereby (excluding any income taxes or similar charges imposed upon Mortgagee or the Lenders), without regard to any law that may be enacted imposing payment of the whole or any part thereof upon the Mortgagee or any Lender.  Notwithstanding anything contained in this Section to the contrary, Mortgagor shall have the right to pay or cause to be paid any such tax or special assessment under protest or to otherwise contest any such tax or special assessment but only if (i) such contest has the effect of preventing the collection of such tax or special assessment so contested and also prevent the sale or forfeiture of the Property or any part thereof or any interest therein, (ii) Mortgagor promptly notifies Mortgagee in writing of its intent to contest such tax or special assessment, and (iii) if so requested in writing by Mortgagee, Mortgagor has deposited security in form and amount reasonably satisfactory to Mortgagee, and increases the amount of such security so deposited promptly after Mortgagee’s request therefor.  Mortgagor shall prosecute or cause the prosecution of all such contest actions in good faith and with due diligence and, promptly after request from Mortgagee, report to Mortgagee on the status and results of such contest actions. If any such contest action is unsuccessful Mortgagor shall promptly pay all sums determined to be due as required by the final order or ruling in such contest action and in any event such payment shall be made prior to the date on which the Property may be sold, lost or forfeited under any writ or order issued pursuant to such final order or ruling.

Performance of Secured Obligations.  Mortgagor shall promptly pay and perform each Secured Obligation in accordance with its terms.

Liens, Charges and Encumbrances.  Mortgagor shall not permit any lien, charge or encumbrance on or against the Property other than those permitted under clauses (i)-(iv) of Section 6.16 of the Credit Agreement and shall immediately discharge any such unpermitted lien, charge or encumbrance on the Property promptly after written demand from the Mortgagee.

Damages, Restoration, and Insurance Proceeds.  As long as no Default has occurred and is then continuing, all insurance proceeds for losses at the Property of less than $1,000,000.00 shall be adjusted with and payable to the Mortgagor.  In case of loss, Mortgagee shall have the right (but not the obligation) to participate in and reasonably approve the settlement of any insurance claim in excess of $1,000,000.00, and with respect to claims in excess of $1,000,000.00, Mortgagee is authorized to collect and receive any insurance money for such claims.

So long as no Default has occurred and is then continuing, and to the extent that either (i) Mortgagor is obligated to carry out such repair or restoration under one or more of the Leases or (ii) the costs of restoration do not exceed thirty percent (30%) of the value of the Improvements immediately prior to such casualty, the Mortgagee shall make such insurance proceeds available to pay for such costs of repair and restoration on a monthly basis during such repair and restoration. The Premises shall be so restored or rebuilt as to be substantially the same quality and character as the Premises were prior to such damage or destruction in accordance with the original plans and specifications or to such other condition as Mortgagee shall reasonably approve in writing. If the conditions to Mortgagee’s obligation to make such insurance proceeds are not satisfied, the Mortgagee shall have the right, if so directed by the Required Lenders, to apply such insurance proceeds to payment of the Secured Obligations, whether due or not.  .

If Mortgagee is holding any such insurance proceeds, any request by Mortgagor for a disbursement by Mortgagee of fire or casualty insurance proceeds or of funds deposited by Mortgagor with Mortgagee pursuant to this Section 5.5 shall be conditioned upon Borrower’s providing to Mortgagee: updated title insurance; satisfactory evidence, as reasonably determined by Mortgagee, that the Premises shall be so restored or rebuilt as to be of at least equal value and quality and substantially the same character as the Premises were prior to such damage or destruction in accordance with the original plans and specifications or to such other condition as Mortgagee shall reasonably approve in writing; satisfactory evidence of the estimated cost of completion thereof; and with such architect’s certificates, waivers of lien, contractors’ sworn statements and other evidence of cost and of payments as Mortgagee may reasonably require and approve.  The undisbursed balance of insurance proceeds shall at all times be sufficient to pay for the cost of completion of the work free and clear of liens and if such proceeds are insufficient, Mortgagor shall deposit the amount of such deficiency with Mortgagee prior to the disbursement by Mortgagee of any insurance proceeds.

Condemnation Proceeds.  Mortgagor hereby assigns, transfers and sets over unto Mortgagee its entire interest in the proceeds (the “Condemnation Proceeds”) of any award or any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation or any transaction in lieu of condemnation (“Condemnation”), unless, notwithstanding the foregoing, such taking, damage or condemnation does not cause a material diminution in the value of the Premises. So long as the portion of the Premises taken in such Condemnation does not exceed fifteen percent (15%) of the total square footage of the Premises and the portion of the Improvements taken in such Condemnation does not exceed five percent (5%) of the total gross leaseable area of the Improvements, Mortgagee shall be obligated to make the Condemnation Proceeds available to Mortgagor for the restoration of the Property, if Mortgagor satisfies all of the conditions set forth in Section 5.5 hereof for disbursement of insurance proceeds.  In all other cases Mortgagee shall have the right, if so directed by the Required Lenders, to apply the Condemnation Proceeds to payment of the Secured Obligations, whether due or not.  If the Condemnation Proceeds are required to be used as aforesaid to reimburse Mortgagor for the cost of rebuilding or restoring buildings or improvements on the Property, or if Mortgagee elects that the Condemnation Proceeds be so used, and the buildings and other improvements shall be rebuilt or restored, the Condemnation Proceeds shall be paid out in the same manner as is provided in Section 5.5 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration of such buildings and other improvements.  Any surplus which may remain out of the Condemnation Proceeds after payment of such cost of rebuilding or restoration shall, at the option of Mortgagee, be applied on account of the indebtedness secured hereby or be paid to any other party entitled thereto.

Maintenance and Preservation of Property.

Mortgagor shall keep the Property in good condition and repair, ordinary wear and tear excepted, as provided in Section 6.8 of the Credit Agreement.

Mortgagor shall not remove or demolish the Property or any material part of it in any way, or materially alter, restore or add to the Property, or initiate or allow any material change or variance in any zoning or other Premises use classification which adversely affects the Property or any material part of it, except with Mortgagee’s express prior written consent in each instance.

Mortgagor shall not commit or allow any act upon or use of the Property which would violate:  (i) any applicable Laws or order of any Governmental Authority, whether now existing or later to be enacted and whether foreseen or unforeseen; or (ii) any public or private covenant, condition, restriction or equitable servitude affecting the Property.  Mortgagor shall not bring or keep any article on the Property or cause or allow any condition to exist on it, if that could invalidate or would be prohibited by any insurance coverage required to be maintained by Mortgagor on the Property or any part of it under the Credit Agreement.

Mortgagor shall not commit or allow waste of the Property, including those acts or omissions characterized under the Credit Agreement as waste which arises out of Materials of Environmental Concern.

Mortgagor shall perform all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value.

(f)

Mortgagor shall insure the Property as required by Section 5.17 of the Credit Agreement and shall also carry worker’s compensation insurance as and to the extent required by law. During the term of the Credit Agreement, the premium on each such insurance policy shall be paid on or prior to the date when due and the policy term renewed annually in the same form and with at least the same coverage as the preceding year, with Mortgagee to receive notice of renewal at least thirty (30) days prior to expiration. Further, no such policy shall be subject to cancellation, nonrenewal or reduction of coverage unless the insurer has given Mortgagee at least thirty (30) days' (or in the case of non-payment of premium, ten (10) days) prior written notice of such action.  All policies described herein must be issued by insurance companies and agencies licensed by the Insurance Commission (or comparable agency) of the state in which the Property is located (the "State") to conduct business in the State and approved by Mortgagee.  Mortgagee shall have the right to approve each and every insurance carrier and policy (in form and content), such approval not to be unreasonably withheld. All policies shall include a standard, non-contributory mortgagee clause naming Mortgagee as additional insured under all liability insurance policies, as first mortgagee and loss payee on all property insurance policies and as the loss payee on all loss of rents insurance policies.

Releases, Extensions, Modifications and Additional Security.  From time to time, Mortgagee may perform any of the following acts without incurring any liability or giving notice to any person:

Release any person liable for payment of any Secured Obligation;

Extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;

Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security;

Alter, substitute or release any property securing the Secured Obligations;

Consent to the making of any plat or map of the Property or any part of it;

Join in granting any easement or creating any restriction affecting the Property; or

Join in any subordination or other agreement affecting this Mortgage or the lien of it; or

Release the Property or any part of it.

Release.  If (a) Borrower shall fully pay all principal and interest on the Notes, and all other indebtedness secured hereby and comply with all of the other terms and provisions hereof to be performed and complied with by Mortgagor, and terminate the obligations of the Lenders to make additional advances under the Credit Agreement; or (b) Borrower shall comply with the terms and conditions as set forth in Section 2.3(d) of the Credit Agreement for release of this Mortgage, Mortgagee, upon written request of Mortgagor stating that the requirements of either clause (a) or clause (b) above have been satisfied, shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of the amounts required under the Credit Agreement and payment of any filing fee in connection with such release.  Mortgagor shall pay any costs of preparation and recordation of such release.

Compensation, Exculpation, Indemnification.

Mortgagor agrees to pay fees required by and pursuant to the Credit Agreement, for any services that Mortgagee may render in connection with this Mortgage, including Mortgagee’s providing a statement of the Secured Obligations or providing the release pursuant to Section 5.9 above.  Mortgagor shall also pay or reimburse all of Mortgagee’s costs and expenses which may be incurred in rendering any such services.  Mortgagor further agrees to pay or reimburse Mortgagee for all costs, expenses and other advances which may be incurred or made by Mortgagee in any efforts to enforce any terms of this Mortgage, including any rights or remedies afforded to Mortgagee under Section 6.3, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Mortgage, including attorneys’ fees and other legal costs, costs of any Foreclosure Sale (as defined in Subsection 6.3(i) below) and any cost of evidence of title.  If Mortgagee chooses to dispose of Property through more than one Foreclosure Sale, Mortgagor shall pay all costs, expenses or other advances that may be incurred or made by Mortgagee in each of such Foreclosure Sales.  In any suit to foreclose the lien hereof or enforce any other remedy of Mortgagee under this Mortgage or the Note, there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys’ costs and fees (including the costs and fees of paralegals), survey charges, appraiser’s fees, inspecting engineer’s and/or architect’s fees, fees for environmental studies and assessments and all additional expenses incurred by Mortgagee with respect to environmental matters, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition  of the title to, the value of or the environmental condition of the Property.  All expenditures and expenses of the nature in this Subsection mentioned, and such expenses and fees as may be incurred in the protection of the Property and maintenance of the lien of this Mortgage, including the fees of any attorney (including the costs and fees of paralegals) employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the Property, including probate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate applicable to Floating Rate Advances and shall be secured by this Mortgage.

Mortgagee shall not be directly or indirectly liable to Mortgagor or any other person as a consequence of any of the following:

Mortgagee’s exercise of or failure to exercise any rights, remedies or powers granted to Mortgagee in this Mortgage;

Mortgagee’s failure or refusal to perform or discharge any obligation or liability of Mortgagor under any agreement related to the Property or under this Mortgage; or

Any loss sustained by Mortgagor or any third party resulting from Mortgagee’s failure to lease the Property, or from any other act or omission of Mortgagee in managing the Property, after a Default, unless the loss is caused by the willful misconduct, gross negligence, or bad faith of Mortgagee.

Mortgagor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Mortgagee.

Mortgagor agrees to indemnify Mortgagee against and hold it harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys’ fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which it may suffer or incur, unless caused by the negligence, willful misconduct or bad faith of the Mortgagee:

In performing any act required or permitted by this Mortgage or any of the other Loan Documents or by law;

Because of any failure of Mortgagor to perform any of its obligations; or

Because of any alleged obligation of or undertaking by Mortgagee to perform or discharge any of the representations, warranties, conditions, covenants or other obligations in any document relating to the Property other than the Loan Documents.

This agreement by Mortgagor to indemnify Mortgagee shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release of this Mortgage.

Mortgagor shall pay all obligations to pay money arising under this Section 5.10 immediately upon demand by Mortgagee.  Each such obligation shall be added to, and considered to be part of, the principal of the Note, and shall bear interest from the date the obligation arises at the Default Rate applicable to Floating Rate Advances.

Defense and Notice of Claims and Actions.  At Mortgagor’s sole expense, Mortgagor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this Mortgage and the rights and powers of Mortgagee created under it, against all adverse claims.  Mortgagor shall give Mortgagee prompt notice in writing if any claim is asserted which does or could affect any such matters, or if any action or proceeding is commenced which alleges or relates to any such claim.

Subrogation.  Mortgagee shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Mortgagee in accordance with this Mortgage or with the proceeds of any loan secured by this Mortgage.

Site Visits, Observation and Testing.  Mortgagee and its agents and representatives shall have the right to enter and visit the Property in accordance with the terms of Section 6.9 of the Credit Agreement for the purpose of performing appraisals, observing the Property, and conducting non-invasive tests (unless Mortgagee has a good faith reason to believe that the taking and removing soil or groundwater samples is required, and in such case, conducting such tests) on any part of the Property.  Mortgagee has no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by Mortgagee, its agents or representatives shall impose any liability on any of Mortgagee, its agents or representatives.  In no event shall any site visit, observation or testing by Mortgagee, its agents or representatives be a representation that Materials of Environmental Concern are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Materials of Environmental Concern or any other applicable governmental law.  Neither Mortgagor nor any other party is entitled to rely on any site visit, observation or testing by any of Mortgagee, its agents or representatives.  Neither Mortgagee, its agents or representatives owe any duty of care to protect Mortgagor or any other party against, or to inform  Mortgagor or any other party of, any Materials of Environmental Concern or any other adverse condition affecting the Property.  Mortgagee shall give Mortgagor reasonable notice before entering the Property.  Mortgagee shall make reasonable efforts to avoid interfering with Mortgagor’s use of the Property in exercising any rights provided in this Section 5.13.  Notwithstanding the foregoing, all rights granted to Mortgagee under this Section 5.13 are subject to all rights of tenants to the Property.

Notice of Change.  Mortgagor shall give Mortgagee prior written notice of any change in:  (a) the location of its place of business or its chief executive office if it has more than one place of business; (b) the location of any of the Property, including the Books and Records; and (c) Mortgagor’s name or business structure.  Unless otherwise approved by Mortgagee in writing, all Property that consists of personal property (other than the Books and Records) will be located on the Premises and all Books and Records will be located at Mortgagor’s place of business or chief executive office if Mortgagor has more than one place of business.

Transfers, Default and Remedies.

Transfers.  Mortgagor acknowledges that Mortgagee is making one or more advances under the Credit Agreement in reliance on the expertise, skill and experience of Mortgagor; thus, the Secured Obligations include material elements similar in nature to a personal service contract.  In consideration of Mortgagee’s reliance, Mortgagor agrees that Mortgagor shall not make any transfer of the Property or transfer of its interests therein, except for leases in the ordinary course (a “Transfer”), unless the Transfer is preceded by Mortgagee’s express written consent to the particular transaction and transferee.  Mortgagee may withhold such consent in its sole discretion.

Events of Default.  Mortgagor will be in default under this Mortgage upon the occurrence of any one or more of the following events (each a “Default”):

If a default shall occur with respect to covenants, agreements and obligations of Mortgagor under this Mortgage involving the payment of money (other than a default in the payment of principal when due as provided in Section 7.1 of the Credit Agreement) and shall continue for a period of five (5) business days after the due date thereof; or

If there is a failure to perform or observe any of the other covenants, agreements and conditions contained in this Mortgage in accordance with the terms hereof, and such default continues unremedied for a period of thirty (30) days after written notice from Mortgagee to defaulting Mortgagor of the occurrence thereof;

A “Default” (as defined in the Credit Agreement) occurs under the Credit Agreement.

Remedies.  At any time after a Default, Mortgagee shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to Mortgagee at law or in equity.  All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

Acceleration.  Upon the occurrence and continuation of any Default, the whole of said principal sum hereby secured shall, at the election of Mortgagee as described in Section 8.1 of the Credit Agreement, become immediately due and payable, together with accrued interest thereon, without any presentment, demand, protest or notice of any kind to Mortgagor.

Receiver.  Mortgagee shall, as a matter of right, without notice and without giving bond to Mortgagor or anyone claiming by, under or through Mortgagor, and without regard for the solvency or insolvency of Mortgagor or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Mortgagor hereby consents to the appointment of such receiver and shall not oppose any such appointment.  Such receiver shall have all powers and duties prescribed by applicable law, all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Mortgagee would have, upon entering and taking possession of the Property under subsection (c) below.

Entry.  Mortgagee, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Mortgagee may in its sole discretion consider necessary and appropriate to protect the security of  this Mortgage.  Such other things may include:  taking and possessing all of Mortgagor’s or the then owner’s Books and Records; entering into, enforcing, modifying or canceling Leases on such terms and conditions as Mortgagee may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Mortgagee; completing any unfinished construction; and/or contracting for and making repairs and alterations.  If Mortgagee so requests, Mortgagor shall assemble all of the Property that has been removed from the Premises and make all of it available to Mortgagee at the site of the Premises.  Mortgagor hereby irrevocably constitutes and appoints Mortgagee as Mortgagor’s attorney-in-fact to perform such acts and execute such documents as Mortgagee in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Mortgagor’s name on any instruments.

Cure; Protection of Security.  Mortgagee may cure any breach or default of Mortgagor, and if it chooses to do so in connection with any such cure, Mortgagee may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Mortgage.  Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Mortgagee under, this Mortgage; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Mortgagee’s sole judgment is or may be senior in priority to this Mortgage, such judgment of Mortgagee or to be conclusive as among the parties to this Mortgage; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Credit Agreement; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Mortgagee.  Mortgagee may take any of the actions permitted under this Subsection 6.3(d) either with or without giving notice to any person.  Any amounts expended by Mortgagee under this Subsection 6.3(d) shall be secured by this Mortgage and the other Loan Documents.

Uniform Commercial Code Remedies.  Mortgagee may exercise any or all of the remedies granted to a secured party under the Uniform Commercial Code in the State in which the Property is located.

Foreclosure; Lawsuits.  Mortgagee shall have the right, in one or several concurrent or consecutive proceedings, to foreclose the lien hereof upon the Property or any part thereof, for the Secured Obligations, or any part thereof, by any proceedings appropriate under applicable law.  Mortgagee or its nominee may bid and become the purchaser of all or any part of the Property at any foreclosure or other sale hereunder, and the amount of Mortgagee’s successful bid shall be credited on the Secured Obligations.  Without limiting the foregoing, Mortgagee may proceed by a suit or suits in law or equity, whether for specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure under the judgment or decree of any court of competent jurisdiction.  In addition to the right provided in Subsection 6.3(b), upon, or at any time after the filing of a complaint to foreclose this Mortgage, Mortgagee shall be entitled to the appointment of a receiver of the property by the court in which such complaint is filed, and Mortgagor hereby consents to such appointment.

Other Remedies.  Mortgagee may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Mortgagor or any other person or entity in favor of Mortgagee in connection with the Secured Obligations or any part thereof, without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor.  Mortgagee shall have the right to pursue all remedies afforded to a mortgagee under applicable law, and shall have the benefit of all of the provisions of such applicable law, including all amendments thereto which may become effective from time to time after the date hereof.

Sale of Personal Property.  Mortgagee shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

For purposes of this power of sale, Mortgagee may elect to treat as personal property any Property which is intangible or which can be severed from the Premises or Improvements without causing structural damage.  If it chooses to do so, Mortgagee may dispose of any personal property, in any manner permitted by Article 9 of the Uniform Commercial Code of the State in which the Property is located, including any public or private sale, or in any manner permitted by any other applicable law.

In connection with any sale or other disposition of such Property, Mortgagor agrees that the following procedures constitute a commercially reasonable sale:  Mortgagee shall mail written notice of the sale to Mortgagor not later than thirty (30) days prior to such sale.  Mortgagee will publish notice of the sale in a local daily newspaper of general circulation.  Upon receipt of any written request, Mortgagee will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.  Notwithstanding, Mortgagee shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.  The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

Single or Multiple Foreclosure Sales.  If the Property consists of more than one lot, parcel or item of property,  Mortgagee may:

Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Mortgagee may deem to be in its best interests (any such sale or disposition, a “Foreclosure Sale;” and any two or more, “Foreclosure Sales”).

If Mortgagee chooses to have more than one Foreclosure Sale, Mortgagee at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as Mortgagee may deem to be in its best interests.  No Foreclosure Sale shall terminate or affect the liens of this Mortgage on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

Credit Bids.  At any Foreclosure Sale, any person, including Mortgagor or Mortgagee, may bid for and acquire the Property or any part of it to the extent permitted by then applicable law.  Instead of paying cash for such property, Mortgagee may settle for the purchase price by crediting the sales price of the property against the following obligations:

First, the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Mortgagor is obligated to pay or reimburse Mortgagee under Section 5.10 of this Mortgage; and

Second, all other Secured Obligations in any order and proportions as Mortgagee in its sole discretion may choose.

Application of Foreclosure Sale Proceeds.  Mortgagee shall apply the proceeds of any Foreclosure Sale in the following manner:

First, to pay the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Mortgagor is obligated to reimburse Mortgagee under Section 5.10 of this Mortgage;

Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Mortgagee under the terms of this Mortgage which then remain unpaid;

Third, to pay all other Secured Obligations in any order and proportions as Mortgagee in its sole discretion may choose; and

Fourth, to remit the remainder, if any, to the person or persons entitled to it.

Application of Rents and Other Sums.  Mortgagee shall apply any and all Rents collected by it, and any and all sums other than proceeds of a Foreclosure Sale which Mortgagee may receive or collect under Section 6.3 above, in the following manner:

First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Mortgagee or any receiver;

Second, to pay all other Secured Obligations in any order and proportions as Mortgagee in its sole discretion may choose; and

Third, to remit the remainder, if any, to the person or persons entitled to it.

Mortgagee shall have no liability for any funds which it does not actually receive.

Miscellaneous Provisions.

Additional Provisions.  The Loan Documents fully state all of the terms and conditions of the parties’ agreement regarding the matters mentioned in or incidental to this Mortgage.  The Loan Documents also grant further rights to Mortgagee and contain further agreements and affirmative and negative covenants by Borrower and Mortgagor which apply to this Mortgage and to the Property.

No Waiver or Cure.

Each waiver by Mortgagee must be in writing, and no waiver shall be construed as a continuing waiver.  No waiver shall be implied from any delay or failure by Mortgagee to take action on account of any default of Mortgagor.  Consent by Mortgagee to any act or omission by Mortgagor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Mortgagee’s consent to be obtained in  any future or other instance.

If any of the events described below occurs, that event alone shall not:  cure or waive any breach, Default or notice of default under this Mortgage or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and all other defaults under the Loan Documents have been cured); or impair the security of this Mortgage; or

prejudice Mortgagee or any receiver in the exercise of any right or remedy afforded any of them under this Mortgage; or be construed as an affirmation by Mortgagee of any tenancy, lease or option, or a subordination of the lien of this Mortgage.

Mortgagee, its agent or a receiver takes possession of all or any part of the Property in the manner provided in Subsection 6.3(c).

Mortgagee collects and applies Rents as permitted under Sections 2.3 and 6.6 above, either with or without taking possession of all or any part of the Property.

Mortgagee receives and applies to any Secured Obligation any proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Mortgagee under Section 5.5 and Section 5.6 above.

Mortgagee makes a site visit, observes the Property and/or conducts tests as permitted under Section 5.13 above.

Mortgagee receives any sums under this Mortgage or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations.

Mortgagee or any receiver invokes any right or remedy provided under this Mortgage.

Powers of Mortgagee.

If Mortgagee performs any act which it is empowered or authorized to perform under this Mortgage, including any act permitted by Section 5.8 or Subsection 6.3(d) of this Mortgage, that act alone shall not release or change the personal liability of any person for the payment and performance of the Secured Obligations then outstanding, or the lien of this Mortgage on all or the remainder of the Property for full payment and performance of all outstanding Secured Obligations.  The liability of the original Mortgagor shall not be released or changed if Mortgagee grants any successor in interest to Mortgagor any extension of time for payment, or modification of the terms of payment, of any Secured Obligation.  Mortgagee shall not be required to comply with any demand by the original Mortgagor that Mortgagee refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

Mortgagee may take any of the actions permitted under Subsections 6.3(b) and/or 6.3(c) regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Mortgage.

From time to time, Mortgagee may apply to any court of competent jurisdiction for aid and direction in executing and enforcing the rights and remedies created under this Mortgage.  Mortgagee may from time to time obtain orders or decrees directing, confirming or approving acts in executing and enforcing these rights and remedies.

Merger.  No merger shall occur as a result of Mortgagee’s acquiring any other estate in or any other lien on the Property unless Mortgagee consents to a merger in writing.

Joint and Several Liability.  If Mortgagor consists of more than one person, each shall be jointly and severally liable for the faithful performance of all of Mortgagor’s obligations under this Mortgage.

Applicable Law. The creation, perfection and enforcement of the lien of this Mortgage shall be governed by the law of the State in which the property is located.  Subject to the foregoing, in all other respects, this Mortgage shall be governed by the substantive laws of the State of Illinois.

Successors in Interest.  The terms, covenants and conditions of this Mortgage shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties.  However, this Section 7.7 does not waive the provisions of Section 6.1 above.

Interpretation.

Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender.  The captions of the sections of this Mortgage are for convenience only and do not define or limit any terms or provisions.  The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

The word “obligations” is used in its broadest and most comprehensive sense, and includes all primary,  secondary, direct, indirect, fixed and contingent obligations.  It further includes all principal, interest, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions.

No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Mortgage.  The Exhibits to this Mortgage are hereby incorporated in this Mortgage.

Waiver of Statutory Rights.  To the extent permitted by law, Mortgagor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws,” now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws.  Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. Mortgagor hereby waives any and all rights of redemption from sale under any judgment of foreclosure of this Mortgage on behalf of Mortgagor and on behalf of each and every person acquiring any interest in or title to the Property of any nature whatsoever, subsequent to the date of this Mortgage.  The foregoing waiver of right of redemption is made pursuant to the provisions of applicable law.

Severability.  If any provision of this Mortgage should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and shall in no way affect the validity of this Mortgage except that if such provision relates to the payment of any monetary sum, then Mortgagee may, at its option, declare all Secured Obligations immediately due and payable.

Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given if given in accordance with Section 13.1 of the Credit Agreement.

Any notice or demand delivered to the person or entity named above to accept notices and demands for Mortgagor shall constitute notice or demand duly delivered to Mortgagor, even if delivery is refused.

Future Advances. This Mortgage is given to, and the parties intend that it shall secure indebtedness, exclusive of interest thereon, in a maximum amount equal to the Aggregate Commitment from time to time under the Credit Agreement which shall be an amount up to $200,000,000 which indebtedness may include advances made at the request of Borrower or Mortgagor or its respective successor(s) in title after this Mortgage is filed of record to the fullest extent and with the highest priority contemplated by law (including disbursements that the Lenders may, but shall not be obligated to, make under this Mortgage, the Loan Documents or any other document with respect thereto) plus interest thereon, and any disbursements made for the enforcement of this Mortgage and any remedies hereunder, payment of taxes, special assessments, utilities or insurance on the Property and interest on such disbursements and all disbursements by Mortgagee pursuant to applicable law (all such indebtedness being hereinafter referred to as the maximum amount secured hereby). This Mortgage shall be valid and have priority to the extent of the maximum amount secured hereby over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Property given priority by law.  All future advances under the Credit Agreement, the Notes, this Mortgage and the other Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded.

Mortgagee’s Lien for Service Charge and Expenses.  At all times, regardless of whether any Loan proceeds have been disbursed, this Mortgage secures the payment of any and all loan commissions, service charges, liquidated damages, expenses and advances due to or incurred by Mortgagee not to exceed the maximum amount secured hereby.

Advances.  The loan evidenced by the Notes is a “revolving credit loan”.  The lien of the Mortgage shall secure all advances made pursuant to the terms of the Agreement to the same extent as if such future advances were made on the date of execution of the Mortgage, provided that such advances are made within twenty (20) years from the date hereof.  Although there may be no indebtedness outstanding on the Note at the time any such advance is made, the lien of the Mortgage as to third persons without actual notice thereof, shall be valid as to all such indebtedness and future advances from the time this Mortgage is filed for record.  The total amount of the indebtedness evidenced by the Notes and secured by the Mortgage may increase or decrease from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum amount specified in Section 7.13 plus interest thereon and any disbursements made for the payment of taxes, special assessments, insurance or other disbursements made pursuant to the terms of this Mortgage, the Credit Agreement, or the other Loan Documents.

WAIVER OF TRIAL BY JURY.  MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS MORTGAGE, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY OTHER STATEMENTS OR ACTIONS OF MORTGAGOR OR MORTGAGEE.  MORTGAGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL.  MORTGAGOR FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF

THIS WAIVER, (ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR MORTGAGEE TO MAKE THE LOAN, ENTER INTO THIS MORTGAGE AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

Incorporation of Credit Agreement.  The terms and provisions of the Credit Agreement are incorporated herein by express reference.  All advances and indebtedness arising and accruing under the Credit Agreement from time to time, whether or not the resulting indebtedness secured hereby may exceed the face amount of the Notes, shall be secured hereby to the same extent as though said Credit Agreement were fully incorporated in this Mortgage, and the occurrence of any Default under said Credit Agreement shall constitute a Default under this Mortgage entitling Mortgagee to all of the rights and remedies conferred upon Mortgagee by the terms of both this Mortgage and the Credit Agreement.  Mortgagor hereby agrees to comply with all covenants and fulfill all obligations set forth in the Credit Agreement which pertain to the Premises as if Mortgagor were a party to such documents.  In the event of any conflict or inconsistency between the terms of this Mortgage and the Credit Agreement, the terms and provisions of the Credit Agreement shall in each instance govern and control.

Inconsistencies.  In the event of any inconsistency between this Mortgage and the Credit Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid security interest upon the Property, otherwise the provisions of the Credit Agreement shall be controlling.

Partial Invalidity; Maximum Allowable Rate of Interest.  Mortgagor and Mortgagee intend and believe that each provision in this Mortgage and the Notes comports with all applicable local, state and federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Mortgage or the Notes is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Mortgage and the Notes to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Mortgagor and Mortgagee that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Mortgage and the Notes shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Mortgagor and Mortgagee under the remainder of this Mortgage and the Notes shall continue in full force and effect.  All agreements herein and in the Notes are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance of the Notes, or otherwise, shall the amount paid or agreed to be paid to the Lenders for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws.  If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Notes or any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if from any circumstance the Lenders shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Notes and not to the payment of interest.

UCC Financing Statements.  Mortgagor hereby authorizes Mortgagee to file UCC financing statements to perfect Mortgagee’s security interest in any part of the Property.  In addition, Mortgagor agrees to sign any and all other documents that Mortgagee deems necessary in its sole discretion to perfect, protect, and continue Mortgagee’s lien and security interest on the Property.

Declaration of Subordination.  At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any Condemnation Proceeds), to any and all Leases of all or any part of the Premises upon the execution by Mortgagee and recording thereof, at any time hereafter in the appropriate official records of the County wherein the Premises are situated, of a unilateral declaration to that effect.

Certain Matters Relating to Property Located in the State of [                ].  Notwithstanding anything contained herein to the contrary the provisions contained in the Rider attached hereto as Exhibit B (the “Rider”) are incorporated by reference as if fully set forth herein.  If there is any inconsistency between the terms contained in this Mortgage and the terms contained in the Rider, the terms in the Rider shall prevail.

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IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date first above written.

CONFORM TO LOCAL SIGNATORY REQUIREMENTS (SEALS, WITNESSES, ATTESTATION, ETC.)

Mortgagor:

,

a Delaware limited liability company

By:

Inland Western Retail Real Estate Trust, Inc..

a Maryland corporation, its sole member

By:

Its:

CONFORM TO LOCAL NOTARY REQUIREMENTS

STATE OF ____________

)

)

SS:

COUNTY OF __________

)

The foregoing instrument was acknowledged before me this ____ day of ____________, ______, by ____________________, the _________________ of _________________, a ___________________, on behalf of said________________.  He/She is personally known to me or has produced a State of ______________ driver’s license as identification.

Sign Name:

Notary Public

Print Name:

Serial No. (if any):

[NOTARIAL SEAL]

My Commission Expires:  ____________________

EXHIBIT A

Description of Premises

[LEGAL DESCRIPTION MUST CONFORM WITH LOCAL RECORDING REQUIREMENTS]

EXHIBIT B

SPECIFIC STATE PROVISIONS RIDER

SCHEDULE 1

List of Initial Collateral Properties

	Property Name	Owner Name	State of Organization	EIN	Organizational Agreements

1.	Shaws-New Britain	Inland Western New Britain Main, L.L.C.	Delaware	20-0516778	Limited Liability Company Agreement dated January 12, 2004.
2.	WalMart Super Center-Blytheville	Inland Western Blytheville, L.L.C.	Delaware	20-1198854	Limited Liability Company Agreement dated May 28, 2004.
3.	Manchester Meadows	Inland Western Town and Country Manchester, L.L.C.	Delaware	20-1431000	Limited Liability Company Agreement dated July 28, 2004.
4.	Crown Theater	Inland Western Hartford New Park, L.L.C.	Delaware	20-2785007	Limited Liability Company Agreement dated as of June 16, 2005
5.	Greenwich Center	Inland Western Phillipsburg Greenwich, L.L.C.	Delaware	20-2729764	Limited Liability Company Agreement dated as of June 22, 2005
6.	Southpark Meadows II	Inland Western Austin South Park Meadows, II Limited Partnership	Delaware	20-8574543	Limited Liability Company Agreement dated June 22, 2005.
7.	Gerry Centennial Plaza	Inland Western Oswego Gerry Centennial, L.L.C.	Delaware	20-2934910	Limited Liability Company Agreement dated December 13, 2007.

8.	The Shoppes at Stroud Township	Stroud Commons, L.L.C.	Delaware	26-0101120	Amended and Restated Limited Liability Company Agreement dated as of November 30, 2006

SCHEDULE 2

LITIGATION

(See Section 5.6)

City of St. Clair Shores General Employees Retirement System v. Inland Western Retail Real Estate Trust, Inc.

This litigation is described in Note (19) to the consolidated financial statements included in the Borrower’s Form 10-Q filed for the quarter ending September 30, 2008 and in Item 1 of Part II of such Form 10-Q

SCHEDULE 3

ENVIRONMENTAL MATTERS

(See Section 5.19)

None

SCHEDULE 4

LIST OF INITIAL SUBSIDIARY GUARANTORS

Inland Western New Britain Main, L.L.C., a Delaware limited liability company

Inland Western Blytheville, L.L.C., a Delaware limited liability company

Inland Western Austin South Park Meadows II Limited Partnership, an Illinois limited partnership

Inland Western Town and Country Manchester, L.L.C., a Delaware limited liability company

Inland Western Hartford New Park Member II, L.L.C., a Delaware limited liability company

Inland Western Phillipsburg Greenwich Member II, L.L.C., a Delaware limited liability company

Inland Western Oswego Gerry Centennial, L.L.C., a Delaware limited liability company

IWR Protective Corporation, a Delaware corporation

SCHEDULE 5

List of Pre-Approved Dispositions

Name of Property	Location
Computershare/Equiserve	250 Royall St. Canton MA
Fisher Scientific	4481 Campus Dr. Kalamazoo MI
American Express (Greensboro)	7701 Airport Center Greensboro NC
American Express (Taylorsville)	4315 South 2700 West Salt Lake City UT
East Stone Commons - Olive Garden	2003 North Eastman Road Kingsport TN
Coventry	3900 Rogers Rd. San Antonio TX
Diebold Warehouse	5400 Lauby Rd. Northwest Canton OH
Sprint Data Systems	1350 Duane Ave. Santa Clara CA
Whole Foods	500 East Ogden Ave. Hinsdale IL
Zurich Towers	1400-50 E. American Ln. Schaumburg IL

Endnotes

(Illinois)

(Illinois)